UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05878
                                                     ---------

                        FRANKLIN VALUE INVESTORS TRUST
                        ------------------------------
               (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -----------------------------------------------
            (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/09
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.



APRIL 30, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

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                                    (GRAPHIC)

                                                                           VALUE

                                    FRANKLIN
                              VALUE INVESTORS TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1
SEMIANNUAL REPORT
Economic and Market Overview .............................................     3
Franklin All Cap Value Fund ..............................................     5
Franklin Balance Sheet Investment Fund ...................................    13
Franklin Large Cap Value Fund ............................................    21
Franklin MicroCap Value Fund .............................................    29
Franklin MidCap Value Fund ...............................................    36
Franklin Small Cap Value Fund ............................................    44
Financial Highlights and Statements of Investments .......................    52
Financial Statements .....................................................    99
Notes to Financial Statements ............................................   108
Shareholder Information ..................................................   127

Shareholder Letter

Dear Shareholder:

The six-month period ended April 30, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, the unemployment rate surged and consumer spending fell. Most stocks suffered losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the U.S. stock market's severe decline of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

Franklin Value Investors Trust is organized into six portfolios, each managed in the same value spirit but with a different focus. While the Funds generally have distinct investment approaches, our fundamental operating principles remain the same: prudent investment selection and constant professional supervision. You can be confident that the Funds' managers will remain committed to their commonsense value investment philosophy in any economic or financial market environment. We believe our value Funds provide shareholders with attractively valued portfolios of well-managed, financially sound companies that possess the potential for solid earnings growth and, with patience, capital appreciation over the long term.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Franklin Value Investors Trust's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss Fund performance and you will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, and find helpful financial planning tools. We hope you will take advantage of these online services.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ William J. Lippman

William J. Lippman
President
Franklin Value Investors Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Economic and Market Overview

During the six-month period ended April 30, 2009, the U.S. economy and most stock markets suffered declines, but tentative signs of stabilization emerged near period-end. Despite government interventions and massive emergency funding, the nation's economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years. Although home sales declined for most of the period, they edged higher near period-end. Jobless claims mounted and the unemployment rate rose to 8.9% in April 2009.(1) Reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing exports, economic growth, as measured by gross domestic product (GDP), fell an annualized 6.3% in the fourth quarter of 2008. In 2009's first quarter, GDP declined at an estimated 5.7% annualized rate.

Oil prices declined from $68 per barrel at the beginning of the period to $51 at period-end. Other commodities such as agricultural products followed similar trends. Inflation declined during the period, and April's inflation rate was an annualized -0.7%.(1) Core inflation, which excludes food and energy costs, rose at a 1.9% annual rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(1)

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the six months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 1.00% at the start of the period. The government introduced various new measures to enhance market liquidity and outlined details of its Public-Private Investment Program, with an objective of removing devalued real estate-related assets from banks' balance sheets.

(1.) Source: Bureau of Labor Statistics.


                              Semiannual Report | 3

Market volatility was high during the reporting period, but near period-end, stock markets began to rebound from severely depressed levels. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average were down 10.78%, the broader Standard & Poor's 500 Index (S&P 500) declined 8.53%, and the technology-heavy NASDAQ Composite Index rose 0.37%.(2) Many sectors lost value; however, the financials, industrials and energy sectors had the largest declines.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                              4 | Semiannual Report

Franklin All Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin All Cap Value Fund seeks long-term total return by primarily investing in equity securities of companies of any size that we believe are undervalued at the time of purchase and have the potential for capital appreciation.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin All Cap Value Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin All Cap Value Fund - Class A had a -6.68% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Russell 3000(R) Value Index, which declined 13.21% for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

Our goal is to invest in equity securities of companies of any size that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature, or that appear to be inexpensive measured by factors such as price relative to earnings, book value or cash flow. In addition, the Fund will invest in companies with valuable intangibles not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Value Index is a market-capitalization weighted index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in the index are also members of either the Russell 1000(R) Value Index or the Russell 2000(R) Value Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 56.


                              Semiannual Report | 5

PORTFOLIO BREAKDOWN

Franklin All Cap Value Fund
Based on Total Net Assets as of 4/30/09

                                   (BAR CHART)

Capital Goods                               22.0%
Materials                                   13.5%
Energy                                      11.3%
Insurance                                    7.5%
Health Care Equipment & Services             6.8%
Utilities                                    6.8%
Retailing                                    6.6%
Consumer Durables & Apparel                  5.8%
Technology Hardware & Equipment              5.0%
Food & Staples Retailing                     3.4%
Diversified Financials                       2.4%
Other                                        5.1%
Short-Term Investments & Other Net Assets    3.8%

MANAGER'S DISCUSSION

During the six months under review, detractors from performance included energy sector holding PHI, a helicopter transportation company serving the oil and gas industry, which suffered largely due to sharply lower oil prices. In the materials sector, specialty chemicals company American Pacific declined in value partly due to weaker revenues. Shares of supplemental health insurer AFLAC fell largely due to investors' concerns about the underlying value of certain financial assets held by the company.

Top contributors to performance included lumber and building products company Universal Forest Products and home builder D.R. Horton as investors seemed to anticipate a rebound in the housing market. In addition, industrial gases company Praxair boosted its dividend and reported better-than-expected results.

During the period, we initiated positions in Becton Dickinson, International Business Machines and Pharmaceutical Product Development common stock, and Bristow Group convertible preferred stock. We also added to positions such as AFLAC, Laboratory Corp. of America Holdings and Occidental Petroleum. We liquidated several holdings during the period, including Carlisle Companies, Dover Corp. and DTE Energy, largely because we believed the companies' fundamentals had deteriorated. We also reduced several positions including Universal Forest Products.


                              6 | Semiannual Report

Thank you for your participation in Franklin All Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman

William J. Lippman
Co-Portfolio Manager


(PHOTO OF STEVEN B. RAINERI)


/s/ Steven B. Raineri

Steven B. Raineri
Co-Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin All Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS

Franklin All Cap Value Fund
4/30/09

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY                        NET ASSETS
---------------                        ----------
Laboratory Corp. of America Holdings      3.9%
   HEALTH CARE EQUIPMENT & SERVICES
Wal-Mart Stores Inc.                      3.4%
   FOOD & STAPLES RETAILING
International Business Machines Corp.     3.4%
   TECHNOLOGY HARDWARE & EQUIPMENT
Praxair Inc.                              3.3%
   MATERIALS
Bemis Co. Inc.                            3.3%
   MATERIALS
Roper Industries Inc.                     3.0%
   CAPITAL GOODS
Becton Dickinson and Co.                  2.9%
   HEALTH CARE EQUIPMENT & SERVICES
Adidas AG, ADR (Germany)                  2.8%
   CONSUMER DURABLES & APPAREL
Nucor Corp.                               2.8%
   MATERIALS
Eaton Corp.                               2.8%
   CAPITAL GOODS


                              Semiannual Report | 7

Performance Summary as of 4/30/09

FRANKLIN ALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRAVX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$0.47    $5.78      $6.25
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.0511

CLASS C (SYMBOL: N/A)                       CHANGE   4/30/09   10/31/08
---------------------                       ------   -------   --------
Net Asset Value (NAV)                       -$0.45    $5.75      $6.20
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.0156

CLASS R (SYMBOL: N/A)                       CHANGE   4/30/09   10/31/08
---------------------                       ------   -------   --------
Net Asset Value (NAV)                       -$0.46    $5.79      $6.25
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.0394

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/09   10/31/08
---------------------------                 ------   -------   --------
Net Asset Value (NAV)                       -$0.48    $5.80      $6.28
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.0674


                              8 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

                                                                   INCEPTION
CLASS A                                        6-MONTH    1-YEAR    (6/1/07)
-------                                        -------   -------   ---------
Cumulative Total Return(2)                       -6.68%   -36.05%    -41.32%
Average Annual Total Return(3)                  -12.03%   -39.75%    -26.60%
Value of $10,000 Investment(4)                 $ 8,797   $ 6,025    $ 5,530
Avg. Ann. Total Return (3/31/09)(5)                       -42.99%    -31.89%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.44%
      With Waiver                       1.23%

                                                                   INCEPTION
CLASS C                                        6-MONTH    1-YEAR    (6/1/07)
-------                                        -------   -------   ---------
Cumulative Total Return(2)                      -6.84%    -36.39%   -41.97%
Average Annual Total Return(3)                  -7.77%    -37.02%   -24.74%
Value of $10,000 Investment(4)                 $9,223    $ 6,298   $ 5,803
Avg. Ann. Total Return (3/31/09)(5)                       -40.48%   -30.09%
   Total Annual Operating Expenses(6)
      Without Waiver                    3.12%
      With Waiver                       1.91%

                                                                   INCEPTION
CLASS R                                        6-MONTH    1-YEAR    (6/1/07)
-------                                        -------   -------   ---------
Cumulative Total Return(2)                      -6.71%    -36.00%    -41.39%
Average Annual Total Return(3)                  -6.71%    -36.00%    -24.34%
Value of $10,000 Investment(4)                 $9,329    $ 6,400    $ 5,861
Avg. Ann. Total Return (3/31/09)(5)                       -39.60%    -29.76%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.64%
      With Waiver                       1.43%

                                                                   INCEPTION
ADVISOR CLASS                                  6-MONTH    1-YEAR    (6/1/07)
-------------                                  -------   -------   ---------
Cumulative Total Return(2)                      -6.54%    -35.79%    -40.89%
Average Annual Total Return(3)                  -6.54%    -35.79%    -24.01%
Value of $10,000 Investment(4)                 $9,346    $ 6,421    $ 5,911
Avg. Ann. Total Return (3/31/09)(5)                       -39.33%    -29.43%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.14%
      With Waiver                       0.93%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.90% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/10.


                              Semiannual Report | 9

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. WHILE SMALLER AND MIDSIZE COMPANIES MAY OFFER SUBSTANTIAL OPPORTUNITIES FOR CAPITAL GROWTH, THEY ALSO INVOLVE HEIGHTENED RISKS AND SHOULD BE CONSIDERED SPECULATIVE. HISTORICALLY, SMALLER AND MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             10 | Semiannual Report

Your Fund's Expenses

FRANKLIN ALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                 EXPENSES PAID
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    DURING PERIOD*
                                             VALUE 11/1/08      VALUE 4/30/09   11/1/08-4/30/09
                                           -----------------   --------------   ---------------
CLASS A
Actual                                           $1,000           $  933.20          $5.90
Hypothetical (5% return before expenses)         $1,000           $1,018.70          $6.16
CLASS C
Actual                                           $1,000           $  931.60          $9.05
Hypothetical (5% return before expenses)         $1,000           $1,015.42          $9.44
CLASS R
Actual                                           $1,000           $  932.90          $6.71
Hypothetical (5% return before expenses)         $1,000           $1,017.85          $7.00
ADVISOR CLASS
Actual                                           $1,000           $  934.60          $4.32
Hypothetical (5% return before expenses)         $1,000           $1,020.33          $4.51

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.23%; C: 1.89%; R:
     1.40%; and Advisor: 0.90%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             12 | Semiannual Report

Franklin Balance Sheet Investment Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies of any size that we believe are undervalued in the marketplace at the time of purchase but that have the potential for capital appreciation.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Balance Sheet Investment Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin Balance Sheet Investment Fund - Class A had a -8.50% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Russell 3000 Value Index, which declined 13.21% for the same period.(1) Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a given company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. We generally define "low price-to-book value" as the lower two deciles (20%) of our investible universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Value Index is a market-capitalization weighted index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in the index are also members of either the Russell 1000 Value Index or the Russell 2000 Value Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 64.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE XX.


                             Semiannual Report | 13

PORTFOLIO BREAKDOWN

Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 4/30/09

                                   (BAR CHART)

Insurance                                        21.1%
Capital Goods                                    12.6%
Utilities                                        12.1%
Materials                                         9.0%
Consumer Durables & Apparel                       6.6%
Retailing                                         5.6%
Transportation                                    5.1%
Energy                                            4.9%
Food, Beverage & Tobacco                          4.5%
Pharmaceuticals, Biotechnology & Life Sciences    2.5%
Other                                             5.1%
Short-Term Investments & Other Net Assets        10.9%

MANAGER'S DISCUSSION

On April 30, 2009, the Fund's total net assets were $2.1 billion, with short-term investments and other net assets making up 10.9%, as compared with total net assets of $2.4 billion and short-term investments and other net assets of 14.7% on October 31, 2008. The Fund reopened to new investors on May 1, 2008. Net shareholder investments were $17.1 million during the six-month period.

During the period under review, we identified three new investment opportunities: sporting goods manufacturer Callaway Golf, department store operator J.C. Penney and contract drilling services company Rowan Companies. We also added to existing positions Armstrong World Industries, Cincinnati Financial, CMS Energy, Commercial Metals, RTI International Metals, Westar Energy and Zenith National Insurance, among others. These companies have little in common apart from satisfying our investment criteria. In each case, we believed we were taking advantage of negative perceptions in the market to establish or increase positions that would produce positive results in future years. Cash deployed into new or existing positions totaled $88.6 million.

Portfolio sales totaled $41.5 million. Sales were predominantly in response to deteriorating fundamentals. During the period, we liquidated holdings in Corus Bankshares and First Niagara Financial Group common stock. We also exited several closed-end mutual funds: Emerging Markets Telecommunications Fund, H&Q Healthcare Investors, John Hancock Bank & Thrift Opportunity Fund, Latin America Equity Fund, The Mexico Fund, New Ireland Fund, and Petroleum & Resources. We reduced positions in Alliance One International, Big Lots, Lennox International and Standard Pacific.

Detractors from Fund performance this reporting period included some energy- and transportation-related holdings, such as crude oil transport companies Overseas Shipholding Group and Teekay, railroad operators Norfolk Southern and Kansas City Southern, and airline Alaska Air Group. Other detractors included specialty retailer Zale, merchant energy company KGen Power, industrial services company Furmanite, and insurance companies National Western Life Insurance and Selective Insurance Group.


                             14 | Semiannual Report

Positions that contributed most positively to Fund performance included D.R. Horton (homebuilding), Charming Shoppes (specialty retail), J.C. Penney, Reliance Steel & Aluminum (metal fabrication) and Watson Pharmaceuticals (generic pharmaceuticals). ESCO Technologies (engineered products and systems), NV Energy (utilities) and Big Lots (discount retailer) also helped performance, as did Commercial Metals (metals) and Applied Industrial Technologies (industrial products).

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.

(PHOTO OF BRUCE C. BAUGHMAN)


/s/ Bruce C. Baughman

Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Balance Sheet Investment Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS

Franklin Balance Sheet Investment Fund 4/30/09

COMPANY                                             % OF TOTAL
SECTOR/INDUSTRY                                     NET ASSETS
---------------                                     ----------
NV Energy Inc.                                         2.7%
   UTILITIES
Watson Pharmaceuticals Inc.                            2.5%
   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
ESCO Technologies Inc.                                 2.3%
   CAPITAL GOODS
American National Insurance Co.                        2.2%
   INSURANCE
Corn Products International Inc.                       2.2%
   FOOD, BEVERAGE & TOBACCO
Old Republic International Corp.                       2.2%
   INSURANCE
IPC Holdings Ltd.                                      2.2%
   INSURANCE
Norfolk Southern Corp.                                 2.0%
   TRANSPORTATION
Entergy Corp.                                          1.8%
   UTILITIES
Hasbro Inc.                                            1.7%
   CONSUMER DURABLES & APPAREL


                             Semiannual Report | 15

Performance Summary as of 4/30/09

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRBSX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$4.99    $32.86     $37.85
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.7010
Long-Term Capital Gain            $1.0477
   TOTAL                          $1.7487

CLASS B (SYMBOL: FBSBX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$4.55    $32.64     $37.19
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2599
Long-Term Capital Gain            $1.0477
   TOTAL                          $1.3076

CLASS C (SYMBOL: FCBSX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$4.77    $32.50     $37.27
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.3701
Long-Term Capital Gain            $1.0477
   TOTAL                          $1.4178

CLASS R (SYMBOL: FBSRX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$4.71    $32.83     $37.54
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.5240
Long-Term Capital Gain            $1.0477
   TOTAL                          $1.5717

ADVISOR CLASS (SYMBOL: FBSAX)               CHANGE   4/30/09   10/31/08
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       -$4.60    $33.33     $37.93
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.8302
Long-Term Capital Gain            $1.0477
   TOTAL                          $1.8779


                             16 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                   6-MONTH            1-YEAR     5-YEAR     10-YEAR
-------                                  --------           --------   --------   ---------
Cumulative Total Return(1)                 -8.50%            -39.72%     -8.34%     +65.38%
Average Annual Total Return(2)            -13.76%            -43.18%     -2.89%      +4.54%
Value of $10,000 Investment(3)           $ 8,624            $ 5,682    $ 8,638     $15,586
Avg. Ann. Total Return (3/31/09)(4)                          -46.84%     -5.90%      +3.91%
   Total Annual Operating Expenses(5)               1.00%

                                                                                  INCEPTION
CLASS B                                   6-MONTH            1-YEAR     5-YEAR     (3/1/01)
-------                                  --------           --------   --------   ---------
Cumulative Total Return(1)                 -8.68%            -40.06%    -11.59%     +20.86%
Average Annual Total Return(2)            -12.19%            -42.36%     -2.74%      +2.35%
Value of $10,000 Investment(3)           $ 8,781            $ 5,764    $ 8,704     $12,086
Avg. Ann. Total Return (3/31/09)(4)                          -46.06%     -5.75%      +0.81%
   Total Annual Operating Expenses(5)               1.76%

                                                                                  INCEPTION
CLASS C                                   6-MONTH            1-YEAR     5-YEAR     (3/1/01)
-------                                  --------           --------   --------   ---------
Cumulative Total Return(1)                 -8.95%            -40.24%    -11.81%     +20.44%
Average Annual Total Return(2)             -9.82%            -40.81%     -2.48%      +2.30%
Value of $10,000 Investment(3)           $ 9,018            $ 5,919    $ 8,819     $12,044
Avg. Ann. Total Return (3/31/09)(4)                          -44.61%     -5.51%      +0.78%
   Total Annual Operating Expenses(5)               1.76%

                                                                                  INCEPTION
CLASS R                                   6-MONTH            1-YEAR     5-YEAR     (1/1/02)
-------                                  --------           --------   --------   ---------
Cumulative Total Return(1)                 -8.31%            -39.65%     -9.20%     +12.15%
Average Annual Total Return(2)             -8.31%            -39.65%     -1.91%      +1.58%
Value of $10,000 Investment(3)           $ 9,169            $ 6,035    $ 9,080     $11,215
Avg. Ann. Total Return (3/31/09)(4)                          -43.55%     -4.96%      -0.12%
   Total Annual Operating Expenses(5)               1.26%

ADVISOR CLASS(6)                          6-MONTH            1-YEAR     5-YEAR     10-YEAR
----------------                         --------           --------   --------   ---------
Cumulative Total Return(1)                 -7.10%            -38.71%     -5.90%     +70.98%
Average Annual Total Return(2)             -7.10%            -38.71%     -1.21%      +5.51%
Value of $10,000 Investment(3)           $ 9,290            $ 6,129    $ 9,410     $17,098
Avg. Ann. Total Return (3/31/09)(4)                          -42.65%     -4.28%      +4.87%
   Total Annual Operating Expenses(5)               0.76%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 17

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. WHILE SMALLER AND MIDSIZE COMPANIES MAY OFFER SUBSTANTIAL OPPORTUNITIES FOR CAPITAL GROWTH, THEY ALSO INVOLVE HEIGHTENED RISKS AND SHOULD BE CONSIDERED SPECULATIVE. HISTORICALLY, SMALLER AND MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH MAY INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/2/01, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +32.54% and +3.51%.


                             18 | Semiannual Report

Your Fund's Expenses

FRANKLIN BALANCE SHEET INVESTMENT FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  915.00             $4.89
Hypothetical (5% return before expenses)         $1,000           $1,019.69             $5.16

CLASS B
Actual                                           $1,000           $  913.20             $8.40
Hypothetical (5% return before expenses)         $1,000           $1,016.02             $8.85

CLASS C
Actual                                           $1,000           $  910.50             $8.43
Hypothetical (5% return before expenses)         $1,000           $1,015.97             $8.90

CLASS R
Actual                                           $1,000           $  916.90             $6.08
Hypothetical (5% return before expenses)         $1,000           $1,018.45             $6.41

ADVISOR CLASS
Actual                                           $1,000           $  929.00             $3.73
Hypothetical (5% return before expenses)         $1,000           $1,020.93             $3.91

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.03%; B: 1.77%; C: 1.78%; R: 1.28%; and
     Advisor: 0.78%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             20 | Semiannual Report

Franklin Large Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000 Index.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Large Cap Value Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin Large Cap Value Fund - Class A had a -8.84% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Russell 1000 Value Index, which declined 13.27% for the same period.(2) Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 24.

INVESTMENT STRATEGY

We seek to invest in securities of large-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider is their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

(1.) The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization in the Russell 3000 Index.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 1000 Value Index is a market-capitalization weighted index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 73.


                             Semiannual Report | 21

PORTFOLIO BREAKDOWN

Franklin Large Cap Value Fund
Based on Total Net Assets as of 4/30/09

                                   (BAR CHART)

Capital Goods                                    14.2%
Materials                                        12.2%
Energy                                           11.3%
Insurance                                         9.1%
Consumer Durables & Apparel                       7.6%
Pharmaceuticals, Biotechnology & Life Sciences    6.9%
Retailing                                         6.5%
Diversified Financials                            5.9%
Technology Hardware & Equipment                   5.7%
Household & Personal Products                     3.9%
Software & Services                               3.1%
Utilities                                         2.6%
Food & Staples Retailing                          2.5%
Other                                             6.6%
Short-Term Investments & Other Net Assets         1.9%

MANAGER'S DISCUSSION

During the period under review, detractors from performance came from several sectors. For example, financials sector holdings Bank of America, Citigroup and U.S. Bancorp fell in value mostly due to liquidity concerns.(3) In the consumer staples sector, personal products manufacturers Procter & Gamble and Kimberly-Clark hindered results as U.S. consumer spending fell more than expected.(4)

Contributors to performance included several holdings in the consumer discretionary sector: homebuilder D.R. Horton and home improvement retailer Home Depot shares rose on expectations of a rebound in homebuilding, and department store operator J.C. Penney and retailer Nordstrom gained as retail sales improved.(5) Other contributors included pharmaceuticals manufacturer Schering-Plough, technology equipment and services company International Business Machines, industrial gases company Praxair, and steel company Nucor.

During the review period, the Fund initiated four positions: specialty gases and services company Air Products & Chemicals, insurer Berkshire Hathaway, pharmaceutical manufacturer Schering-Plough and medical technology company Stryker. We also added to several positions including supplemental health insurer AFLAC, aluminum company Alcoa, insurer MetLife, drug maker Pfizer and institutional financial services firm State Street.

The Fund did not liquidate any positions during the period; however, we reduced several holdings including personal products manufacturer Kimberly-Clark, restaurant operator McDonald's, industrial services company United Technologies and retailer Wal-Mart Stores.

(3.) The financials sector comprises banks, diversified financials and insurance in the SOI.

(4.) The consumer staples sector comprises food and staples retailing, and household and personal products in the SOI.

(5.) The consumer discretionary sector comprises consumer durables and apparel, and retailing in the SOI.


                             22 | Semiannual Report

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman

William J. Lippman
Lead Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Large Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS

Franklin Large Cap Value Fund
4/30/09

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
---------------                         ----------
Nucor Corp.                                5.4%
   MATERIALS
Exxon Mobil Corp.                          3.4%
   ENERGY
International Business Machines Corp.      3.4%
   TECHNOLOGY HARDWARE & EQUIPMENT
D.R. Horton Inc.                           3.3%
   CONSUMER DURABLES & APPAREL
Praxair Inc.                               3.2%
   MATERIALS
Microsoft Corp.                            3.1%
   SOFTWARE & SERVICES
AFLAC Inc.                                 2.8%
   INSURANCE
General Electric Co.                       2.8%
   CAPITAL GOODS
The Home Depot Inc.                        2.8%
   RETAILING
Merck & Co. Inc.                           2.6%
   PHARMACEUTICALS, BIOTECHNOLOGY &
   LIFE SCIENCES

                             Semiannual Report | 23

Performance Summary as of 4/30/09

FRANKLIN LARGE CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FLVAX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$1.06    $8.78      $9.84
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.1884

CLASS B (SYMBOL: FBLCX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$0.97    $8.73      $9.70
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.0826

CLASS C (SYMBOL: FLCVX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$0.98    $8.72      $9.70
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.0903

CLASS R (SYMBOL: FLCRX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$1.02    $8.72      $9.74
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.1486

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/09   10/31/08
---------------------------                 ------   -------   --------
Net Asset Value (NAV)                       -$1.08    $8.75      $9.83
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2279


                             24 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (6/1/00)
-------                                 -------           -------   -------   ------------------
Cumulative Total Return(2)                -8.84%           -38.09%   -20.18%         +11.29%
Average Annual Total Return(3)           -14.08%           -41.64%    -5.53%          +0.54%
Value of $10,000 Investment(4)          $ 8,592           $ 5,836   $ 7,525         $10,489
Avg. Ann. Total Return (3/31/09)(5)                        -45.29%    -7.84%          -0.74%
   Total Annual Operating Expenses(6)              1.40%

CLASS B                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (6/1/00)
-------                                 -------           -------   -------   ------------------
Cumulative Total Return(2)                -9.14%           -38.54%   -22.79%          +5.86%
Average Annual Total Return(3)           -12.74%           -40.98%    -5.36%          +0.64%
Value of $10,000 Investment(4)          $ 8,726           $ 5,902   $ 7,591         $10,586
Avg. Ann. Total Return (3/31/09)(5)                        -44.68%    -7.68%          -0.64%
   Total Annual Operating Expenses(6)              2.10%

CLASS C                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (6/1/00)
-------                                 -------           -------   -------   ------------------
Cumulative Total Return(2)                -9.16%           -38.51%   -22.78%          +5.11%
Average Annual Total Return(3)           -10.06%           -39.12%    -5.04%          +0.56%
Value of $10,000 Investment(4)          $ 8,994           $ 6,088   $ 7,722         $10,511
Avg. Ann. Total Return (3/31/09)(5)                        -42.95%    -7.36%          -0.71%
   Total Annual Operating Expenses(6)              2.10%

CLASS R                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (8/1/02)
-------                                 -------           -------   -------   ------------------
Cumulative Total Return(2)                -8.93%           -38.23%   -20.84%          +2.07%
Average Annual Total Return(3)            -8.93%           -38.23%    -4.57%          +0.30%
Value of $10,000 Investment(4)          $ 9,107           $ 6,177   $ 7,916         $10,207
Avg. Ann. Total Return (3/31/09)(5)                        -42.08%    -6.90%          -1.38%
   Total Annual Operating Expenses(6)              1.60%

ADVISOR CLASS(7)                        6-MONTH            1-YEAR    5-YEAR   INCEPTION (6/1/00)
----------------                        -------           -------   -------   ------------------
Cumulative Total Return(2)                -8.64%           -37.85%   -19.18%         +12.67%
Average Annual Total Return(3)            -8.64%           -37.85%    -4.17%          +1.35%
Value of $10,000 Investment(4)          $ 9,136           $ 6,215   $ 8,082         $11,267
Avg. Ann. Total Return (3/31/09)(5)                        -41.74%    -6.52%          +0.06%
   Total Annual Operating Expenses(6)              1.10%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 25

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH MAY INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -25.98% and -8.25%.


                             26 | Semiannual Report

Your Fund's Expenses

FRANKLIN LARGE CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08       VALUE 4/30/09    PERIOD* 11/1/08-4/30/09
                                           -----------------   ----------------   -----------------------
CLASS A
Actual                                           $1,000            $  911.60               $ 7.01
Hypothetical (5% return before expenses)         $1,000            $1,017.46               $ 7.40

CLASS B
Actual                                           $1,000            $  908.60               $10.36
Hypothetical (5% return before expenses)         $1,000            $1,013.93               $10.94

CLASS C
Actual                                           $1,000            $  908.40               $10.41
Hypothetical (5% return before expenses)         $1,000            $1,013.88               $10.99

CLASS R
Actual                                           $1,000            $  910.70               $ 8.05
Hypothetical (5% return before expenses)         $1,000            $1,016.36               $ 8.50

ADVISOR CLASS
Actual                                           $1,000            $  913.60               $ 5.69
Hypothetical (5% return before expenses)         $1,000            $1,018.84               $ 6.01

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.48%; B: 2.19%; C: 2.20%; R: 1.70%; and
     Advisor: 1.20%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             28 | Semiannual Report

Franklin MicroCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MicroCap Value Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $400 million at the time of purchase, which we believe are undervalued in the marketplace.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin MicroCap Value Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin MicroCap Value Fund - Class A had -8.18% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Russell 2000 Value Index, which declined 12.60% for the same period.(1) Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 32.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $400 million, which we define as "microcap." Book value per share is a company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2000 Value Index is a market-capitalization weighted index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 78.


                             Semiannual Report | 29

PORTFOLIO BREAKDOWN

Franklin MicroCap Value Fund
Based on Total Net Assets as of 4/30/09

                                   (BAR CHART)

Capital Goods                               15.4%
Food, Beverage & Tobacco                    13.9%
Materials                                   10.0%
Commercial & Professional Services           9.5%
Retailing                                    7.5%
Insurance                                    7.1%
Transportation                               6.2%
Consumer Durables & Apparel                  4.6%
Food & Staples Retailing                     4.5%
Telecommunication Services                   4.0%
Banks                                        2.7%
Energy                                       2.2%
Other                                        4.2%
Short-Term Investments & Other Net Assets    8.2%

MANAGER'S DISCUSSION

On April 30, 2009, the Fund's total net assets were $252.0 million, and short-term investments and other net assets stood at 8.2%, compared with total net assets of $299.5 million on October 31, 2008, and short-term investments and other net assets of 19.3%. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004. The close does not restrict existing shareholders from adding to or reducing their investment in the Fund, except that once an account is reduced to zero, it may not be reopened unless the Fund reopens. Net Fund outflows to existing shareholders were $19.1 million during the six-month period.

We identified four new investment opportunities during the period under review:
Ducommun, an aerospace products manufacturer; Johnson Outdoors, a sporting goods manufacturer; Miller Industries, a tow truck and rescue vehicle manufacturer; and Zale, a jewelry retailer. We also added to several existing positions, including Hardinge, RTI International Metals, Shoe Carnival, Universal Stainless & Alloy and USA Truck. Cash deployed into new and existing positions totaled $20.7 million during the period.

Portfolio sales totaled $3.0 million. We eliminated two positions during the period: Beverly Hills Bancorp and S&K Famous Brands. We also reduced our holdings in several positions, including Griffin Land & Nurseries, International Shipholding and Village Super Market.

During the reporting period, detractors from performance included Omega Protein (fish meal and oil), American Pacific (chemicals), PHI (helicopter transportation), Mercer International (pulp products), Gibraltar Industries (building products), Bresler & Reiner (real estate management and development), Hardinge (machine tools), Nashua (paper products), and United America Indemnity (insurance). Many of these and other detractors among our holdings gave up some of the significant gains achieved during our ownership. Unpleasant as that is, the market reflected what we believe were conditions better suited to value investors like ourselves than we have seen since we closed the Fund to new investors in 2004.

Positions that contributed most positively to Fund performance during the six months under review included Village Super Market (grocery retailing), Spherion (staffing), Seneca Foods (canned vegetables), Healthcare Services Group (housekeeping, maintenance and food services to health care facilities), Baldwin & Lyons (insurance), Alliance One International (leaf tobacco), Fred's (discount retail), Northwest Pipe (pipeline manufacturing), Haverty Furniture (home furnishings retailing), and Ecology & Environment (environmental consulting).


                             30 | Semiannual Report

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF BRUCE C. BAUGHMAN)


/s/ Bruce C. Baughman

Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MicroCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS

Franklin MicroCap Value Fund
4/30/09

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
---------------                         ----------
Seneca Foods Corp.                         6.5%
   FOOD, BEVERAGE & TOBACCO
Village Super Market Inc., A               4.5%
   FOOD & STAPLES RETAILING
Healthcare Services Group Inc.             4.2%
   COMMERCIAL & PROFESSIONAL SERVICES
Atlantic Tele-Network Inc.                 3.5%
   TELECOMMUNICATION SERVICES
International Shipholding Corp.            3.2%
   TRANSPORTATION
ACMAT Corp., A                             2.8%
   INSURANCE
Baldwin & Lyons Inc.                       2.3%
   INSURANCE
Spherion Corp.                             2.3%
   COMMERCIAL & PROFESSIONAL SERVICES
Hardinge Inc.                              2.3%
   CAPITAL GOODS
PHI Inc.                                   2.2%
   ENERGY


                             Semiannual Report | 31

Performance Summary as of 4/30/09

FRANKLIN MICROCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRMCX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$4.45    $20.64    $25.09
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.4089
Long-Term Capital Gain            $1.8873
   TOTAL                          $2.2962

ADVISOR CLASS (SYMBOL: FVRMX)               CHANGE   4/30/09   10/31/08
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       -$4.51    $20.63    $25.14
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.4908
Long-Term Capital Gain            $1.8873
   TOTAL                          $2.3781

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                               6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                               -------          --------   ------   --------
Cumulative Total Return(1)              -8.18%           -28.50%   -2.85%   +122.54%
Average Annual Total Return(2)         -13.46%           -32.62%   -1.74%     +7.69%
Value of $10,000 Investment(3)        $ 8,654          $  6,738   $9,158   $ 20,979
Avg. Ann. Total Return (3/31/09)(4)                      -40.89%   -4.37%     +6.96%
   Total Annual Operating
      Expenses(5)                               1.23%

ADVISOR CLASS(6)                      6-MONTH           1-YEAR    5-YEAR    10-YEAR
----------------                      -------          --------   ------   --------
Cumulative Total Return(1)              -8.05%          -28.32%    -2.01%   +124.46%
Average Annual Total Return(2)          -8.05%          -28.32%    -0.41%     +8.42%
Value of $10,000 Investment(3)        $ 9,195          $ 7,168    $9,799   $ 22,446
Avg. Ann. Total Return (3/31/09)(4)                     -37.14%    -3.07%     +7.68%
   Total Annual Operating
      Expenses(5)                               0.99%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             32 | Semiannual Report

ENDNOTES

THE FUND'S ABILITY TO INVEST IN SMALLER COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES ADDITIONAL RISKS, SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -18.08% and -5.55%.


                             Semiannual Report | 33

Your Fund's Expenses

FRANKLIN MICROCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             34 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08     VALUE 4/30/09    PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  918.20              $5.61
Hypothetical (5% return before expenses)         $1,000           $1,018.94              $5.91
ADVISOR CLASS
Actual                                           $1,000           $  919.50              $4.47
Hypothetical (5% return before expenses)         $1,000           $1,020.13              $4.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.18% and Advisor: 0.94%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 35

Franklin MidCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MidCap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap(TM) Index.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin MidCap Value Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin MidCap Value Fund - Class A had a -1.50% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Russell Midcap Value Index, which declined 6.14% for the same period.(2) Although this report covers a six-month period, our investment strategy aims for long-term results. You can find more of the Fund's performance data in the Performance Summary beginning on page 39.

INVESTMENT STRATEGY

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund will invest in companies with valuable intangibles not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition on any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) The Russell Midcap Index is a market-capitalization weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell Midcap Value Index is a market-capitalization weighted index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 86.


                             36 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, detractors from Fund performance included medical technology company Hill-Rom Holdings, whose share price fell in part due to reduced capital spending by hospitals amid a deteriorating economic environment. Crude oil transport company Overseas Shipholding Group hindered performance largely due to declining OPEC production. Brazilian aerospace and defense company Embraer-Empresa Brasileiras de Aeronautica suffered as the global economic slump hindered demand for air travel and led to some order cancellations for its products.

On a positive note, contributors to performance included industrial chemicals company Celanese, which reported better-than-expected results as lower costs offset a decline in sales. Department store operator J.C. Penney also reported better-than-expected results and raised its quarterly outlook. Utility company NV Energy recovered from deeply oversold levels amid a backdrop of improving regulation.

During the reporting period, we initiated a position in contract research firm Pharmaceutical Product Development. We also added to six existing holdings: personal products manufacturer Alberto-Culver, Celanese, offshore contract drilling company ENSCO International, funeral service products manufacturer Hillenbrand, coal company Peabody Energy and diversified financial services company PNC Financial Services Group.

We liquidated six positions during the period either due to their small size in the Fund and low probability of adding to the positions or because we believed the companies' fundamentals had deteriorated. Sales included energy-related holdings Helix Energy Solutions Group and Pioneer Natural Resources. Other liquidations were consumer goods manufacturer Leggett & Platt, insurance company Protective Life, homebuilder Pulte Homes and steel company United States Steel. We also reduced several holdings, including Carlisle Companies, Dover Corp., DTE Energy and MDC Holdings.

PORTFOLIO BREAKDOWN

Franklin MidCap Value Fund
Based on Total Net Assets as of 4/30/09

                                  (BAR CHART)

Materials                                                       13.8%
Capital Goods                                                   12.6%
Utilities                                                       11.9%
Energy                                                           8.2%
Food, Beverage & Tobacco                                         6.9%
Consumer Durables & Apparel                                      5.5%
Insurance                                                        5.2%
Retailing                                                        5.0%
Health Care Equipment & Services                                 4.7%
Pharmaceuticals, Biotechnology & Life Sciences                   4.4%
Automobiles & Components                                         3.9%
Software & Services                                              3.1%
Consumer Services                                                2.2%
Household & Personal Products                                    2.0%
Other                                                            5.2%
Short-Term Investments & Other Net Assets                        5.4%


                             Semiannual Report | 37

TOP 10 EQUITY HOLDINGS

Franklin MidCap Value Fund 4/30/09

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY                        NET ASSETS
---------------                        ----------
Celanese Corp., A                         3.6%
   MATERIALS
Dean Foods Co.                            3.2%
   FOOD, BEVERAGE & TOBACCO
NV Energy Inc.                            3.2%
   UTILITIES
SAIC Inc.                                 3.1%
   SOFTWARE & SERVICES
Atmos Energy Corp.                        3.1%
   UTILITIES
Airgas Inc.                               2.9%
   MATERIALS
McCormick & Co. Inc.                      2.9%
   FOOD, BEVERAGE & TOBACCO
Erie Indemnity Co., A                     2.7%
   INSURANCE
Fortune Brands Inc.                       2.6%
   CONSUMER DURABLES & APPAREL
Laboratory Corp. of America Holdings      2.6%
   HEALTH CARE EQUIPMENT & SERVICES

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF SAM KERNER)


/s/ Sam Kerner

Sam Kerner, CFA
Lead Portfolio Manager

Bruce C. Baughman, CPA
William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MidCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             38 | Semiannual Report

Performance Summary as of 4/30/09

FRANKLIN MIDCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMVAX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$0.16    $7.15      $7.31
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.0458

CLASS C (SYMBOL: FMVCX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$0.13    $7.11      $7.24

CLASS R (SYMBOL: N/A)                       CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$0.16    $7.14      $7.30
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.0377

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/09   10/31/08
---------------------------                 ------   -------   --------
Net Asset Value (NAV)                       -$0.19    $7.16      $7.35
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.0814


                             Semiannual Report | 39

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

                                                                             INCEPTION
CLASS A                                 6-MONTH           1-YEAR    3-YEAR    (7/1/05)
-------                                 -------          -------   -------   ---------
Cumulative Total Return(2)               -1.50%           -33.88%   -31.00%    -23.52%
Average Annual Total Return(3)           -7.22%           -37.66%   -13.36%     -8.19%
Value of $10,000 Investment(4)          $9,278           $ 6,234   $ 6,504    $ 7,208
Avg. Ann. Total Return (3/31/09)(5)                       -42.59%   -17.15%    -11.71%
   Total Annual Operating Expenses(6)
      Without Waiver                              1.77%
      With Waiver                                 1.37%

                                                                             INCEPTION
CLASS C                                 6-MONTH           1-YEAR    3-YEAR    (7/1/05)
-------                                 -------          -------   -------   ---------
Cumulative Total Return(2)               -1.80%           -34.35%   -32.35%    -25.39%
Average Annual Total Return(3)           -2.78%           -35.01%   -12.21%     -7.36%
Value of $10,000 Investment(4)          $9,722           $ 6,499   $ 6,765    $ 7,461
Avg. Ann. Total Return (3/31/09)(5)                       -40.19%   -16.07%    -10.91%
   Total Annual Operating Expenses(6)
      Without Waiver                              2.47%
      With Waiver                                 2.07%

                                                                             INCEPTION
CLASS R                                 6-MONTH           1-YEAR    3-YEAR    (7/1/05)
-------                                 -------          -------   -------   ---------
Cumulative Total Return(2)               -1.63%           -34.00%   -31.35%    -23.99%
Average Annual Total Return(3)           -1.63%           -34.00%   -11.78%     -6.91%
Value of $10,000 Investment(4)          $9,837           $ 6,600   $ 6,865    $ 7,601
Avg. Ann. Total Return (3/31/09)(5)                       -39.24%   -15.64%    -10.45%
   Total Annual Operating Expenses(6)
      Without Waiver                              1.97%
      With Waiver                                 1.57%

                                                                             INCEPTION
ADVISOR CLASS                           6-MONTH           1-YEAR    3-YEAR    (7/1/05)
-------------                           -------          -------   -------   ---------
Cumulative Total Return(2)               -1.37%           -33.74%   -30.35%    -22.52%
Average Annual Total Return(3)           -1.37%           -33.74%   -11.36%     -6.45%
Value of $10,000 Investment(4)          $9,863           $ 6,626   $ 6,965    $ 7,748
Avg. Ann. Total Return (3/31/09)(5)                       -38.88%   -15.19%     -9.99%
   Total Annual Operating Expenses(6)
      Without Waiver                              1.47%
      With Waiver                                 1.07%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING THE RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.05% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/10.


                             40 | Semiannual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. HISTORICALLY, MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. MIDSIZE COMPANIES MAY BE MORE SUSCEPTIBLE TO PARTICULAR ECONOMIC EVENTS OR COMPETITIVE FACTORS THAN ARE LARGER, MORE BROADLY DIVERSIFIED COMPANIES. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 41

Your Fund's Expenses

FRANKLIN MIDCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             42 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  985.00              $ 6.74
Hypothetical (5% return before expenses)         $1,000           $1,018.00              $ 6.85

CLASS C
Actual                                           $1,000           $  982.00              $ 9.98
Hypothetical (5% return before expenses)         $1,000           $1,014.73              $10.14

CLASS R
Actual                                           $1,000           $  983.70              $ 7.62
Hypothetical (5% return before expenses)         $1,000           $1,017.11              $ 7.75

ADVISOR CLASS
Actual                                           $1,000           $  986.30              $ 5.17
Hypothetical (5% return before expenses)         $1,000           $1,019.59              $ 5.26

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.37%; C: 2.03%; R:
     1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 43

Franklin Small Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Value Fund seeks long-term capital appreciation by investing at least 80% of net assets in securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Small Cap Value Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin Small Cap Value Fund - Class A had a -1.41% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Russell 2500(TM) Value Index, which declined 8.12% for the same period.(1) Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 47.

INVESTMENT STRATEGY

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider is their fair market value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2500 Value Index is a market-capitalization weighted index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 94.


                             44 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, detractors from Fund performance included several companies hurt by the slowing economy. Notable among the Fund's poor performers were regional bank TrustCo Bank NY, building products manufacturer Gibraltar Industries and jewelry retailer Zale.

Contributors to performance included department store operator J.C. Penney, which reported better-than-expected results and raised its profit outlook. Lumber and building products company Universal Forest Products performed well. The company reported better-than-expected results as lower costs helped offset a weak lumber market. Reliance Steel & Aluminum, a metal distribution and fabrication company, also benefited as cost controls led to better-than-expected results.

During the reporting period, we invested in three new positions: industrial goods provider Gardner Denver, J.C. Penney and contract research firm Pharmaceutical Product Development. We also added significantly to several existing positions including Energen, Protective Life, Rofin-Sinar Technologies, Rowan Companies and Trinity Industries.

We liquidated four positions during the period, largely due to the companies' deteriorating fundamentals. The positions sold were Avocent, General Maritime, Mercer International and Monaco Coach. We also reduced our holdings in MDC Holdings and Russ Berrie & Co.

PORTFOLIO BREAKDOWN
Franklin Small Cap Value Fund
Based on Total Net Assets as of 4/30/09

                                   (BAR CHART)

Capital Goods                               22.5%
Materials                                   11.0%
Insurance                                   10.9%
Retailing                                    9.2%
Energy                                       8.6%
Consumer Durables & Apparel                  6.5%
Automobiles & Components                     4.5%
Technology Hardware & Equipment              3.5%
Utilities                                    3.1%
Banks                                        2.5%
Transportation                               2.4%
Commercial & Professional Services           2.4%
Health Care Equipment & Services             2.3%
Other                                        4.1%
Short-Term Investments & Other Net Assets    6.5%


                             Semiannual Report | 45

TOP 10 EQUITY HOLDINGS

Franklin Small Cap Value Fund
4/30/09

COMPANY                            % OF TOTAL
SECTOR/INDUSTRY                    NET ASSETS
---------------                    ----------
Universal Forest Products Inc.        2.2%
   CAPITAL GOODS
Thor Industries                       1.9%
   AUTOMOBILES & COMPONENTS
J.C. Penney & Co. Inc.                1.9%
   RETAILING
Reliance Steel & Aluminum Co.         1.8%
   MATERIALS
Westlake Chemical Corp.               1.7%
   MATERIALS
Old Republic International Corp.      1.6%
   INSURANCE
Aspen Insurance Holdings Ltd.         1.6%
   INSURANCE
IPC Holdings Ltd.                     1.6%
   INSURANCE
Steel Dynamics Inc.                   1.6%
   MATERIALS
NV Energy Inc.                        1.6%
   UTILITIES

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman

William J. Lippman
Co-Portfolio Manager

(PHOTO OF Y. DOGAN SAHIN)


/s/ Y. Dogan Sahin

Y. Dogan Sahin, CFA
Co-Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Small Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             46 | Semiannual Report

Performance Summary as of 4/30/09

FRANKLIN SMALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION


CLASS A (SYMBOL: FRVLX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$0.73    $27.85    $28.58
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2919

CLASS B (SYMBOL: FBVAX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$0.49    $26.81    $27.30

CLASS C (SYMBOL: FRVFX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$0.52    $26.42    $26.94
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.0343

CLASS R (SYMBOL: FVFRX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$0.71    $27.66    $28.37
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2483

ADVISOR CLASS (SYMBOL: FVADX)               CHANGE   4/30/09   10/31/08
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       -$0.83    $28.61    $29.44
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.3930


                             Semiannual Report | 47

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                               6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                               -------          -------   -------   ---------
Cumulative Total Return(1)             -1.41%           -30.66%    +5.77%    +81.35%
Average Annual Total Return(2)         -7.07%           -34.65%    -0.06%     +5.51%
Value of $10,000 Investment(3)        $9,293           $ 6,535   $ 9,970    $17,091
Avg. Ann. Total Return (3/31/09)(4)                     -43.31%    -4.32%     +4.53%
   Total Annual Operating
      Expenses(5)                               1.30%

CLASS B                               6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                               -------          -------   -------   ---------
Cumulative Total Return(1)             -1.79%           -31.17%    +2.13%    +72.06%
Average Annual Total Return(2)         -5.72%           -33.92%    +0.07%     +5.58%
Value of $10,000 Investment(3)        $9,428           $ 6,608   $10,035    $17,206
Avg. Ann. Total Return (3/31/09)(4)                     -42.69%    -4.20%     +4.59%
   Total Annual Operating
      Expenses(5)                               2.02%

CLASS C                               6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                               -------          -------   -------   ---------
Cumulative Total Return(1)             -1.79%           -31.17%    +2.16%    +69.49%
Average Annual Total Return(2)         -2.77%           -31.86%    +0.43%     +5.42%
Value of $10,000 Investment(3)        $9,723           $ 6,814   $10,216    $16,949
Avg. Ann. Total Return (3/31/09)(4)                     -40.87%    -3.85%     +4.45%
   Total Annual Operating
      Expenses(5)                               2.01%

                                                                           INCEPTION
CLASS R                               6-MONTH           1-YEAR    5-YEAR    (8/1/02)
-------                               -------          -------   -------   ---------
Cumulative Total Return(1)             -1.52%           -30.83%    +4.74%    +38.89%
Average Annual Total Return(2)         -1.52%           -30.83%    +0.93%     +4.99%
Value of $10,000 Investment(3)        $9,848           $ 6,917   $10,474    $13,889
Avg. Ann. Total Return (3/31/09)(4)                     -40.01%    -3.39%     +2.13%
   Total Annual Operating
      Expenses(5)                               1.52%

ADVISOR CLASS                         6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------------                         -------          -------   -------   ---------
Cumulative Total Return(1)             -1.32%           -30.46%    +7.38%    +87.34%
Average Annual Total Return(2)         -1.32%           -30.46%    +1.43%     +6.48%
Value of $10,000 Investment(3)        $9,868           $ 6,954   $10,738    $18,734
Avg. Ann. Total Return (3/31/09)(4)                     -39.70%    -2.89%     +5.50%
   Total Annual Operating
      Expenses(5)                               1.02%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             48 | Semiannual Report

ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER COMPANY STOCKS CARRY SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. ADDITIONALLY, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND A SMALL MARKET SHARE. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 49

Your Fund's Expenses

FRANKLIN SMALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             50 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  985.90              $ 6.75
Hypothetical (5% return before expenses)         $1,000           $1,018.00              $ 6.85

CLASS B
Actual                                           $1,000           $  982.10              $10.27
Hypothetical (5% return before expenses)         $1,000           $1,014.43              $10.44

CLASS C
Actual                                           $1,000           $  982.10              $10.27
Hypothetical (5% return before expenses)         $1,000           $1,014.43              $10.44

CLASS R
Actual                                           $1,000           $  984.80              $ 7.87
Hypothetical (5% return before expenses)         $1,000           $1,016.86              $ 8.00

ADVISOR CLASS
Actual                                           $1,000           $  986.80              $ 5.42
Hypothetical (5% return before expenses)         $1,000           $1,019.34              $ 5.51

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.37%; B: 2.09%; C: 2.09%; R: 1.60%; and
     Advisor: 1.10%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 51

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALL CAP VALUE FUND

                                                                            YEAR ENDED
                                                     SIX MONTHS ENDED       OCTOBER 31,
                                                      APRIL 30, 2009    ------------------
CLASS A                                                 (UNAUDITED)       2008     2007(a)
-------                                              ----------------   -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $ 6.25         $  9.52    $10.00
                                                         ------         -------    ------
Income from investment operations(b):
   Net investment income(c) ......................         0.03            0.06      0.02
   Net realized and unrealized gains (losses) ....        (0.45)          (3.28)    (0.50)
                                                         ------         -------    ------
Total from investment operations .................        (0.42)          (3.22)    (0.48)
                                                         ------         -------    ------
Less distributions from net investment income ....        (0.05)          (0.05)       --
                                                         ------         -------    ------
Redemption fees(d) ...............................           --              --(e)     --(e)
                                                         ------         -------    ------
Net asset value, end of period ...................       $ 5.78         $  6.25    $ 9.52
                                                         ======         =======    ======
Total return(f) ..................................        (6.68)%        (33.95)%   (4.80)%

RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates ....................................         1.97%           2.43%     3.91%
Expenses net of waiver and payments by
   affiliates(h) .................................         1.23%           1.25%     1.25%
Net investment income ............................         1.18%           0.67%     0.50%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $9,145         $ 9,508    $7,138
Portfolio turnover rate ..........................        24.81%          21.17%     5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             52 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                                            YEAR ENDED
                                                     SIX MONTHS ENDED       OCTOBER 31,
                                                      APRIL 30, 2009    ------------------
CLASS C                                                 (UNAUDITED)       2008     2007(a)
-------                                              ----------------   -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $ 6.20        $  9.50    $10.00
                                                          ------        -------    ------
Income from investment operations(b):
   Net investment income (loss)(c) ...............          0.01             --(d)  (0.01)
   Net realized and unrealized gains (losses) ....         (0.44)         (3.26)    (0.49)
                                                          ------        -------    ------
Total from investment operations .................         (0.43)         (3.26)    (0.50)
                                                          ------        -------    ------
Less distributions from net investment income ....         (0.02)         (0.04)       --
                                                          ------        -------    ------
Redemption fees(e) ...............................            --             --(d)     --(d)
                                                          ------        -------    ------
Net asset value, end of period ...................        $ 5.75        $  6.20    $ 9.50
                                                          ======        =======    ======
Total return(f) ..................................         (6.84)%       (34.37)%   (5.10)%

RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates ....................................          2.63%          3.06%     4.56%
Expenses net of waiver and payments by
   affiliates(h) .................................          1.89%          1.88%     1.90%
Net investment income (loss) .....................          0.52%          0.04%    (0.15)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $1,341        $ 1,471    $  847
Portfolio turnover rate ..........................         24.81%         21.17%     5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 53

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                                           YEAR ENDED
                                                     SIX MONTHS ENDED      OCTOBER 31,
                                                      APRIL 30, 2009    -----------------
CLASS R                                                 (UNAUDITED)      2008     2007(a)
-------                                              ----------------   ------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $ 6.25        $ 9.52    $10.00
                                                          ------        ------    ------
Income from investment operations(b):
   Net investment income(c) ......................          0.03          0.05      0.02
   Net realized and unrealized gains (losses) ....         (0.45)        (3.27)    (0.50)
                                                          ------        ------    ------
Total from investment operations .................         (0.42)        (3.22)    (0.48)
                                                          ------        ------    ------
Less distributions from net investment income ....         (0.04)        (0.05)       --
                                                          ------        ------    ------
Redemption fees(d) ...............................            --            --(e)     --(e)
                                                          ------        ------    ------
Net asset value, end of period ...................        $ 5.79        $ 6.25    $ 9.52
                                                          ======        ======    ======
Total return(f) ..................................         (6.71)%      (34.00)%   (4.80)%

RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates ....................................          2.14%         2.58%     4.06%
Expenses net of waiver and payments by
   affiliates(h) .................................          1.40%         1.40%     1.40%
Net investment income ............................          1.01%         0.52%     0.35%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $    9        $    6    $   10
Portfolio turnover rate ..........................         24.81%        21.17%     5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             54 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                          SIX MONTHS ENDED   YEAR ENDED OCTOBER 31,
                                                           APRIL 30, 2009    ----------------------
ADVISOR CLASS                                                (UNAUDITED)       2008        2007(a)
-------------                                             ----------------   --------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period....................       $ 6.28         $  9.54     $10.00
                                                               ------         -------     ------
Income from investment operations(b):
   Net investment income(c).............................         0.04            0.09       0.04
   Net realized and unrealized gains (losses)...........        (0.45)          (3.29)     (0.50)
                                                               ------         -------     ------
Total from investment operations........................        (0.41)          (3.20)     (0.46)
                                                               ------         -------     ------
Less distributions from net investment income...........        (0.07)          (0.06)        --
                                                               ------         -------     ------
Redemption fees(d)                                                 --              --(e)      --(e)
                                                               ------         -------     ------
Net asset value, end of period..........................       $ 5.80         $  6.28     $ 9.54
                                                               ======         =======     ======
Total return(f).........................................        (6.54)%        (33.70)%    (4.60)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates.......         1.64%           2.08%      3.56%
Expenses net of waiver and payments by affiliates(h)....         0.90%           0.90%      0.90%
Net investment income...................................         1.51%           1.02%      0.85%
SUPPLEMENTAL DATA
Net assets, end of period (000's).......................       $  656         $   640     $  979
Portfolio turnover rate.................................        24.81%          21.17%      5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 55

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

    FRANKLIN ALL CAP VALUE FUND                                    SHARES            VALUE
    ---------------------------                               ---------------   ---------------
    COMMON STOCKS 95.4%
    AUTOMOBILES & COMPONENTS 1.2%
    Autoliv Inc. (Sweden) .................................             5,200   $       128,284
                                                                                ---------------
    BANKS 1.2%
    TrustCo Bank Corp. NY .................................             8,550            51,300
    U.S. Bancorp ..........................................             4,400            80,168
                                                                                ---------------
                                                                                        131,468
                                                                                ---------------
    CAPITAL GOODS 22.0%
    Eaton Corp. ...........................................             7,100           310,980
    General Electric Co. ..................................            12,800           161,920
(a) Griffon Corp. .........................................            31,100           269,637
    Hardinge Inc. .........................................            36,400           174,720
    Illinois Tool Works Inc. ..............................             6,100           200,080
    Kennametal Inc. .......................................            11,400           233,130
    Roper Industries Inc. .................................             7,250           330,527
    Trinity Industries Inc. ...............................            14,300           208,923
    United Technologies Corp. .............................             6,200           302,808
    Universal Forest Products Inc. ........................             7,800           261,768
                                                                                ---------------
                                                                                      2,454,493
                                                                                ---------------
    CONSUMER DURABLES & APPAREL 5.8%
    Adidas AG, ADR (Germany) ..............................            16,900           316,030
    D.R. Horton Inc. ......................................            12,000           156,600
    M.D.C. Holdings Inc. ..................................             5,000           170,900
                                                                                ---------------
                                                                                        643,530
                                                                                ---------------
    DIVERSIFIED FINANCIALS 2.4%
    State Street Corp. ....................................             7,750           264,508
                                                                                ---------------
    ENERGY 10.5%
    Apache Corp. ..........................................             3,300           240,438
(a) Bristow Group Inc. ....................................             3,950            89,902
    CARBO Ceramics Inc. ...................................             3,100            95,201
    ENSCO International Inc. ..............................             3,200            90,496
    Occidental Petroleum Corp. ............................             4,500           253,305
    Peabody Energy Corp. ..................................             3,600            95,004
(a) PHI Inc., non-voting ..................................            13,500           152,820
(a) Unit Corp. ............................................             5,600           152,824
                                                                                ---------------
                                                                                      1,169,990
                                                                                ---------------
    FOOD & STAPLES RETAILING 3.4%
    Wal-Mart Stores Inc. ..................................             7,600           383,040
                                                                                ---------------
    HEALTH CARE EQUIPMENT & SERVICES 6.8%
    Becton Dickinson and Co. ..............................             5,400           326,592
(a) Laboratory Corp. of America Holdings ..................             6,800           436,220
                                                                                ---------------
                                                                                        762,812
                                                                                ---------------
    HOUSEHOLD & PERSONAL PRODUCTS 1.3%
    The Procter & Gamble Co. ..............................             2,900           143,376
                                                                                ---------------


                             56 | Semiannual Report

Franklin Value Investors Trust

    FRANKLIN ALL CAP VALUE FUND                                    SHARES            VALUE
    ---------------------------                               ---------------   ---------------
    COMMON STOCKS (CONTINUED)
    INSURANCE 7.5%
    AFLAC Inc. ............................................             9,150   $       264,344
    Chubb Corp. ...........................................             7,600           296,020
    IPC Holdings Ltd. .....................................             3,500            91,140
    Kansas City Life Insurance Co. ........................             4,400            96,932
    StanCorp Financial Group Inc. .........................             3,100            85,033
                                                                                ---------------
                                                                                        833,469
                                                                                ---------------
    MATERIALS 13.5%
(a) American Pacific Corp. ................................            27,591           195,620
    Bemis Co. Inc. ........................................            15,100           363,004
    Nucor Corp. ...........................................             7,700           313,313
    Praxair Inc. ..........................................             5,000           373,050
(a) RTI International Metals Inc. .........................            20,300           264,103
                                                                                ---------------
                                                                                      1,509,090
                                                                                ---------------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 1.4%
    Pharmaceutical Product Development Inc. ...............             8,000           156,880
                                                                                ---------------
    RETAILING 6.6%
    Fred's Inc. ...........................................            13,700           187,142
    The Home Depot Inc. ...................................            11,700           307,944
    J.C. Penney Co. Inc. ..................................             8,000           245,520
                                                                                ---------------
                                                                                        740,606
                                                                                ---------------
    TECHNOLOGY HARDWARE & EQUIPMENT 5.0%
(a) Benchmark Electronics Inc. ............................            14,400           174,672
    International Business Machines Corp. .................             3,700           381,877
                                                                                ---------------
                                                                                        556,549
                                                                                ---------------
    UTILITIES 6.8%
    Avista Corp. ..........................................            13,500           203,175
    IDACORP Inc. ..........................................            11,400           273,258
    NV Energy Inc. ........................................            27,800           284,950
                                                                                ---------------
                                                                                        761,383
                                                                                ---------------
    TOTAL COMMON STOCKS (COST $13,257,719) ................                          10,639,478
                                                                                ---------------
    CONVERTIBLE PREFERRED STOCKS (COST $66,549) 0.8%
    ENERGY 0.8%
    Bristow Group Inc., 5.50%, cvt. pfd ...................             2,500            82,475
                                                                                ---------------
    TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
       (COST $13,324,268) .................................                          10,721,953
                                                                                ---------------
    SHORT TERM INVESTMENTS (COST $514,636) 4.6%
    MONEY MARKET FUNDS 4.6%
(b) Franklin Institutional Fiduciary Trust Money Market
       Portfolio, 0.04% ...................................           514,636           514,636
                                                                                ---------------
    TOTAL INVESTMENTS (COST $13,838,904) 100.8% ...........                          11,236,589
    OTHER ASSETS, LESS LIABILITIES (0.8)% .................                             (86,133)
                                                                                ---------------
    NET ASSETS 100.0% .....................................                     $    11,150,456
                                                                                ===============


                             Semiannual Report | 57

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

See abbreviations on page 126.

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             58 | Semiannual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                          SIX MONTHS ENDED                          YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2009    -------------------------------------------------------------------
CLASS A                                      (UNAUDITED)        2008           2007          2006          2005          2004
-------                                   ----------------   ----------     ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..     $    37.85       $    69.36     $    69.24    $    61.66    $    53.95    $    45.47
                                            ----------       ----------     ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ...........           0.25             0.68           0.73          0.77          0.34          0.33
   Net realized and unrealized gains
      (losses) ........................          (3.49)          (25.81)          4.55          9.71          8.71          8.63
                                            ----------       ----------     ----------    ----------    ----------    ----------
Total from investment operations ......          (3.24)          (25.13)          5.28         10.48          9.05          8.96
                                            ----------       ----------     ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ..............          (0.70)           (0.67)         (0.88)        (0.46)        (0.43)        (0.17)
   Net realized gains .................          (1.05)           (5.71)         (4.28)        (2.44)        (0.91)        (0.31)
                                            ----------       ----------     ----------    ----------    ----------    ----------
Total distributions ...................          (1.75)           (6.38)         (5.16)        (2.90)        (1.34)        (0.48)
                                            ----------       ----------     ----------    ----------    ----------    ----------
Redemption fees(c) ....................             --               --(d)          --(d)         --(d)         --(d)         --(d)
                                            ----------       ----------     ----------    ----------    ----------    ----------
Net asset value, end of period ........     $    32.86       $    37.85     $    69.36    $    69.24    $    61.66    $    53.95
                                            ==========       ==========     ==========    ==========    ==========    ==========
Total return(e) .......................          (8.50)%         (39.30)%         7.85%        17.54%        16.93%        19.87%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................           1.03%            0.93%          0.90%         0.90%         0.91%         0.91%
Net investment income .................           1.58%            1.25%          1.04%         1.17%         0.57%         0.67%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $1,916,270       $2,169,284     $4,228,683    $4,435,704    $4,164,516    $3,716,567
Portfolio turnover rate ...............           2.27%            8.14%(h)       6.40%         7.44%         3.91%         7.03%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 59

                                          SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2009    -----------------------------------------------------------
CLASS B                                      (UNAUDITED)       2008        2007         2006         2005         2004
-------                                   ----------------   -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $ 37.19        $ 68.12     $  68.07     $  60.67     $  53.13     $  44.97
                                              -------        -------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ....          0.14           0.27         0.20         0.26        (0.11)       (0.06)
   Net realized and unrealized gains
      (losses) ........................         (3.38)        (25.39)        4.48         9.58         8.58         8.53
                                              -------        -------     --------     --------     --------     --------
Total from investment operations ......         (3.24)        (25.12)        4.68         9.84         8.47         8.47
                                              -------        -------     --------     --------     --------     --------
Less distributions from:
   Net investment income ..............         (0.26)         (0.10)       (0.35)          --(c)     (0.02)          --
   Net realized gains .................         (1.05)         (5.71)       (4.28)       (2.44)       (0.91)       (0.31)
                                              -------        -------     --------     --------     --------     --------
Total distributions ...................         (1.31)         (5.81)       (4.63)       (2.44)       (0.93)       (0.31)
                                              -------        -------     --------     --------     --------     --------
Redemption fees(d) ....................            --             --(c)        --(c)        --(c)        --(c)        --(c)
                                              -------        -------     --------     --------     --------     --------
Net asset value, end of period ........       $ 32.64        $ 37.19     $  68.12     $  68.07     $  60.67     $  53.13
                                              =======        =======     ========     ========     ========     ========
Total return(e) .......................         (8.68)%       (39.76)%       7.04%       16.65%       16.03%       18.94%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................          1.77%          1.69%        1.66%        1.66%        1.67%        1.69%
Net investment income (loss) ..........          0.84%          0.49%        0.28%        0.41%       (0.19)%      (0.11)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $39,396        $51,727     $114,410     $127,037     $122,795     $114,891
Portfolio turnover rate ...............          2.27%          8.14%(h)     6.40%        7.44%        3.91%        7.03%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

   The accompanying notes are an integral part of these financial statements.


                             60 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                          SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2009    ------------------------------------------------------------
CLASS C                                      (UNAUDITED)       2008         2007         2006         2005         2004
-------                                   ----------------   -------      --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $ 37.27        $ 68.22      $  68.17     $  60.75     $  53.18     $  45.01
                                              -------        -------      --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ....          0.13           0.26          0.20         0.27        (0.11)       (0.06)
   Net realized and unrealized gains
      (losses) ........................         (3.48)        (25.40)         4.48         9.59         8.59         8.54
                                              -------        -------      --------     --------     --------     --------
Total from investment operations ......         (3.35)        (25.14)         4.68         9.86         8.48         8.48
                                              -------        -------      --------     --------     --------     --------
Less distributions from:
   Net investment income ..............         (0.37)         (0.10)        (0.35)          --           --           --
   Net realized gains .................         (1.05)         (5.71)        (4.28)       (2.44)       (0.91)       (0.31)
                                              -------        -------      --------     --------     --------     --------
Total distributions ...................         (1.42)         (5.81)        (4.63)       (2.44)       (0.91)       (0.31)
                                              -------        -------      --------     --------     --------     --------
Redemption fees(c) ....................            --             --(d)         --(d)        --(d)        --(d)        --(d)
                                              -------        -------      --------     --------     --------     --------
Net asset value, end of period ........       $ 32.50        $ 37.27      $  68.22     $  68.17     $  60.75     $  53.18
                                              =======        =======      ========     ========     ========     ========
Total return(e) .......................         (8.95)%       (39.73)%        7.04%       16.64%       16.04%       18.95%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................          1.78%          1.69%         1.66%        1.65%        1.67%        1.69%
Net investment income (loss) ..........          0.83%          0.49%         0.28%        0.42%       (0.19)%      (0.11)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $64,322        $73,068      $130,471     $139,885     $135,939     $129,399
Portfolio turnover rate ...............          2.27%          8.14%(h)      6.40%        7.44%        3.91%        7.03%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 61

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                          SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2009    --------------------------------------------------------
CLASS R                                      (UNAUDITED)       2008         2007        2006        2005        2004
-------                                   ----------------   -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $ 37.54        $ 68.83      $ 68.78     $ 61.33     $ 53.69     $ 45.30
                                              -------        -------      -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ...........          0.21           0.55         0.52        0.60        0.18        0.20
   Net realized and unrealized gains
      (losses) ........................         (3.35)        (25.62)        4.55        9.65        8.67        8.59
                                              -------        -------      -------     -------     -------     -------
Total from investment operations ......         (3.14)        (25.07)        5.07       10.25        8.85        8.79
                                              -------        -------      -------     -------     -------     -------
Less distributions from:
   Net investment income ..............         (0.52)         (0.51)       (0.74)      (0.36)      (0.30)      (0.09)
   Net realized gains .................         (1.05)         (5.71)       (4.28)      (2.44)      (0.91)      (0.31)
                                              -------        -------      -------     -------     -------     -------
Total distributions ...................         (1.57)         (6.22)       (5.02)      (2.80)      (1.21)      (0.40)
                                              -------        -------      -------     -------     -------     -------
Redemption fees(c) ....................            --             --(d)        --(d)       --(d)       --(d)       --(d)
                                              -------        -------      -------     -------     -------     -------
Net asset value, end of period ........       $ 32.83        $ 37.54      $ 68.83     $ 68.78     $ 61.33     $ 53.69
                                              =======        =======      =======     =======     =======     =======
Total return(e) .......................         (8.31)%       (39.45)%       7.58%      17.22%      16.62%      19.55%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................          1.28%          1.19%        1.16%       1.16%       1.17%       1.19%
Net investment income .................          1.33%          0.99%        0.78%       0.91%       0.31%       0.39%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $24,231        $26,433      $63,802     $51,157     $30,810     $21,020
Portfolio turnover rate ...............          2.27%          8.14%(h)     6.40%       7.44%       3.91%       7.03%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

   The accompanying notes are an integral part of these financial statements.


                             62 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                          SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2009    ------------------------------------------------------------
ADVISOR CLASS                                (UNAUDITED)       2008          2007         2006         2005         2004
-------------                             ----------------   --------      --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $ 37.93        $  69.53      $  69.40     $  61.81     $  54.05     $ 45.54
                                              -------        --------      --------     --------     --------     -------
Income from investment operations(a):
   Net investment income(b) ...........          0.29            0.88          0.88         0.93         0.46        0.44
   Net realized and unrealized gains
      (losses) ........................         (3.01)         (25.91)         4.58         9.72         8.75        8.65
                                              -------        --------      --------     --------     --------     -------
Total from investment operations ......         (2.72)         (25.03)         5.46        10.65         9.21        9.09
                                              -------        --------      --------     --------     --------     -------
Less distributions from:
   Net investment income ..............         (0.83)          (0.86)        (1.05)       (0.62)       (0.54)      (0.27)
   Net realized gains .................         (1.05)          (5.71)        (4.28)       (2.44)       (0.91)      (0.31)
                                              -------        --------      --------     --------     --------     -------
Total distributions ...................         (1.88)          (6.57)        (5.33)       (3.06)       (1.45)      (0.58)
                                              -------        --------      --------     --------     --------     -------
Redemption fees(c) ....................            --              --(d)         --(d)        --(d)        --(d)       --(d)
                                              -------        --------      --------     --------     --------     -------
Net asset value, end of period ........       $ 33.33        $  37.93      $  69.53     $  69.40     $  61.81     $ 54.05
                                              =======        ========      ========     ========     ========     =======
Total return(e) .......................         (7.10)%        (39.14)%        8.11%       17.82%       17.20%      20.17%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................          0.78%           0.69%         0.66%        0.66%        0.67%       0.69%
Net investment income .................          1.83%           1.49%         1.28%        1.41%        0.81%       0.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $74,876        $100,505      $390,314     $333,372     $260,209     $26,701
Portfolio turnover rate ...............          2.27%           8.14%(h)      6.40%        7.44%        3.91%       7.03%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 63

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

          FRANKLIN BALANCE SHEET INVESTMENT FUND                                          SHARES           VALUE
          --------------------------------------                                       ------------   --------------
          CLOSED END MUTUAL FUNDS (COST $3,497,706) 0.1%
          DIVERSIFIED FINANCIALS 0.1%
          Apollo Investment Corp. ..................................................        245,295   $    1,177,416
                                                                                                      --------------
          COMMON STOCKS 88.8%
          AUTOMOBILES & COMPONENTS 0.1%
          American Axle & Manufacturing Holdings Inc. ..............................      1,650,000        1,650,000
                                                                                                      --------------
          BANKS 0.5%
          Farmers & Merchants Bank of Long Beach ...................................          1,475        5,310,000
          Hudson City Bancorp Inc. .................................................        390,000        4,898,400
                                                                                                      --------------
                                                                                                          10,208,400
                                                                                                      --------------
          CAPITAL GOODS 12.4%
          A.O. Smith Corp. .........................................................        893,600       27,782,024
          Applied Industrial Technologies Inc. .....................................      1,378,250       31,010,625
      (a) Armstrong World Industries Inc. ..........................................        800,000       14,544,000
      (a) CNH Global NV (Netherlands) ..............................................      1,150,000       18,354,000
      (a) ESCO Technologies Inc. ...................................................      1,150,800       47,850,264
   (a, b) Furmanite Corp. ..........................................................      2,384,200        9,441,432
          Lennox International Inc. ................................................        514,000       16,391,460
          Mueller Industries Inc. ..................................................        775,000       17,026,750
          Oshkosh Corp. ............................................................        960,000        9,216,000
   (a, b) Tecumseh Products Co., A .................................................      1,000,000       10,210,000
   (a, b) Tecumseh Products Co., B .................................................        310,000        3,354,200
          Timken Co. ...............................................................      1,330,000       21,386,400
          Trinity Industries Inc. ..................................................      2,475,000       36,159,750
                                                                                                      --------------
                                                                                                         262,726,905
                                                                                                      --------------
          COMMERCIAL & PROFESSIONAL SERVICES 1.3%
          Kelly Services Inc., A ...................................................      2,350,000       26,696,000
                                                                                                      --------------
          CONSUMER DURABLES & APPAREL 6.6%
          Callaway Golf Co. ........................................................        550,000        4,152,500
          D.R. Horton Inc. .........................................................      2,400,000       31,320,000
      (c) Furniture Brands International Inc. ......................................      2,370,709        7,491,440
          Hasbro Inc. ..............................................................      1,375,000       36,657,500
          Lennar Corp., A ..........................................................        480,000        4,675,200
          Lennar Corp., B ..........................................................         48,000          371,040
          M.D.C. Holdings Inc. .....................................................        693,000       23,686,740
          Pulte Homes Inc. .........................................................      2,600,000       29,926,000
      (a) Standard Pacific Corp. ...................................................      1,160,235        2,169,640
                                                                                                      --------------
                                                                                                         140,450,060
                                                                                                      --------------
          CONSUMER SERVICES 1.7%
          Bob Evans Farms Inc. .....................................................         23,600          572,300
      (a) Vail Resorts Inc. ........................................................      1,245,000       36,354,000
                                                                                                      --------------
                                                                                                          36,926,300
                                                                                                      --------------
          DIVERSIFIED FINANCIALS 0.1%
          CIT Group Inc. ...........................................................        800,000        1,776,000
                                                                                                      --------------


                             64 | Semiannual Report

Franklin Value Investors Trust

          FRANKLIN BALANCE SHEET INVESTMENT FUND                                          SHARES           VALUE
          --------------------------------------                                       ------------   --------------
          COMMON STOCKS (CONTINUED)
          ENERGY 4.9%
      (a) Bristow Group Inc. .......................................................        900,000   $   20,484,000
      (a) Exterran Holding Inc. ....................................................      1,220,000       25,193,000
          Overseas Shipholding Group Inc. ..........................................        765,000       21,963,150
          Peabody Energy Corp. .....................................................         72,500        1,913,275
      (a) PHI Inc. .................................................................         77,500        1,005,950
      (a) PHI Inc., non-voting .....................................................        409,000        4,629,880
          Rowan Cos. Inc. ..........................................................        775,000       12,097,750
          Teekay Corp. (Bahamas) ...................................................      1,189,000       17,169,160
                                                                                                      --------------
                                                                                                         104,456,165
                                                                                                      --------------
          FOOD, BEVERAGE & TOBACCO 4.5%
      (a) Alliance One International Inc. ..........................................      2,403,000        9,011,250
          Bunge Ltd. ...............................................................         81,000        3,888,810
          Corn Products International Inc. .........................................      1,980,000       47,322,000
      (a) Smithfield Foods Inc. ....................................................      1,600,000       13,824,000
          Universal Corp. ..........................................................        715,600       21,582,496
                                                                                                      --------------
                                                                                                          95,628,556
                                                                                                      --------------
          INSURANCE 21.1%
          American National Insurance Co. ..........................................        702,500       47,678,675
          Aspen Insurance Holdings Ltd. ............................................        154,300        3,638,394
          Assurant Inc. ............................................................        800,700       19,569,108
          Chubb Corp. ..............................................................        330,000       12,853,500
          Cincinnati Financial Corp. ...............................................        445,000       10,657,750
          E-L Financial Corp. Ltd. (Canada) ........................................        104,666       31,587,565
          Employers Holdings Inc. ..................................................        637,000        5,312,580
          FBL Financial Group Inc., A ..............................................        606,994        3,490,215
          Genworth Financial Inc., A ...............................................      1,600,000        3,776,000
          IPC Holdings Ltd. ........................................................      1,768,800       46,059,552
          Kansas City Life Insurance Co. ...........................................        299,989        6,608,758
          Manulife Financial Corp. (Canada) ........................................        970,000       16,587,000
      (a) MBIA Inc. ................................................................        353,000        1,669,690
          MetLife Inc. .............................................................        540,000       16,065,000
          National Western Life Insurance Co., A ...................................        173,000       19,702,970
          Old Republic International Corp. .........................................      5,000,000       46,850,000
          Presidential Life Corp. ..................................................        380,000        4,062,200
          Principal Financial Group Inc. ...........................................        225,000        3,676,500
          Prudential Financial Inc. ................................................      1,184,000       34,193,920
          RLI Corp. ................................................................        489,400       23,505,882
          Selective Insurance Group Inc. ...........................................      1,450,000       21,402,000
          StanCorp Financial Group Inc. ............................................      1,250,000       34,287,500
          The Travelers Cos. Inc. ..................................................        575,000       23,655,500
          Zenith National Insurance Corp. ..........................................        421,300        9,601,427
                                                                                                      --------------
                                                                                                         446,491,686
                                                                                                      --------------
          MATERIALS 9.0%
          Ashland Inc. .............................................................        350,900        7,705,764
          Commercial Metals Co. ....................................................      1,100,000       16,368,000
          MeadWestvaco Corp. .......................................................      1,525,000       23,881,500


                             Semiannual Report | 65

Franklin Value Investors Trust

          FRANKLIN BALANCE SHEET INVESTMENT FUND                                          SHARES           VALUE
          --------------------------------------                                       ------------   --------------
          COMMON STOCKS (CONTINUED)
          MATERIALS (CONTINUED)
          Nucor Corp. ..............................................................        470,000   $   19,124,300
      (a) PolyOne Corp. ............................................................      1,500,000        4,110,000
          Reliance Steel & Aluminum Co. ............................................        920,000       32,411,600
   (a, b) RTI International Metals Inc. ............................................      1,345,000       17,498,450
          Sherritt International Corp. (Canada) ....................................      3,503,500       15,066,607
          Texas Industries Inc. ....................................................        679,000       21,714,420
      (c) Westlake Chemical Corp. ..................................................      1,800,000       33,660,000
                                                                                                      --------------
                                                                                                         191,540,641
                                                                                                      --------------
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 2.5%
      (a) Watson Pharmaceuticals Inc. ..............................................      1,700,000       52,598,000
                                                                                                      --------------
          RETAILING 5.6%
      (a) Big Lots Inc. ............................................................        706,300       19,522,132
          The Cato Corp., A ........................................................        450,000        8,649,000
      (a) Charming Shoppes Inc. ....................................................      5,200,000       18,148,000
          Dillard's Inc., A ........................................................        880,000        6,784,800
          Fred's Inc. ..............................................................        400,000        5,464,000
          Haverty Furniture Cos. Inc. ..............................................        920,000        9,982,000
          J.C. Penney Co. Inc. .....................................................        700,000       21,483,000
      (a) Saks Inc. ................................................................      2,050,000       10,680,500
   (a, b) Syms Corp. ...............................................................      1,430,000        8,093,800
   (a, b) Zale Corp. ...............................................................      2,468,000        9,180,960
                                                                                                      --------------
                                                                                                         117,988,192
                                                                                                      --------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.3%
      (a) Standard Microsystems Corp. ..............................................        369,700        5,863,442
                                                                                                      --------------
          TECHNOLOGY HARDWARE & EQUIPMENT 1.0%
      (a) Benchmark Electronics Inc. ...............................................      1,800,000       21,834,000
                                                                                                      --------------
          TRANSPORTATION 5.1%
      (a) Alaska Air Group Inc. ....................................................      1,350,600       22,663,068
          Burlington Northern Santa Fe Corp. .......................................        352,000       23,752,960
      (a) Kansas City Southern .....................................................        699,400       10,665,850
          Norfolk Southern Corp. ...................................................      1,206,600       43,051,488
          Werner Enterprises Inc. ..................................................        500,000        8,175,000
                                                                                                      --------------
                                                                                                         108,308,366
                                                                                                      --------------
          UTILITIES 12.1%
          Atmos Energy Corp. .......................................................        933,600       23,069,256
          Avista Corp. .............................................................        746,900       11,240,845
          CMS Energy Corp. .........................................................        950,000       11,419,000
          Entergy Corp. ............................................................        599,000       38,797,230
          IDACORP Inc. .............................................................        590,000       14,142,300
(a, b, d) KGen Power Corp., 144A ...................................................      4,400,000       28,600,000
          Northeast Utilities ......................................................      1,550,000       32,581,000
          NV Energy Inc. ...........................................................      5,640,000       57,810,000
          PNM Resources Inc. .......................................................      1,990,000       16,954,800
          Westar Energy Inc. .......................................................        400,000        7,012,000
          Xcel Energy Inc. .........................................................        861,000       15,876,840
                                                                                                      --------------
                                                                                                         257,503,271
                                                                                                      --------------


                             66 | Semiannual Report

Franklin Value Investors Trust

                                                                                         PRINCIPAL
          FRANKLIN BALANCE SHEET INVESTMENT FUND                                          AMOUNT           VALUE
          --------------------------------------                                       ------------   --------------
          TOTAL COMMON STOCKS (COST $1,917,306,331) ................................                  $1,882,645,984
                                                                                                      --------------
          CORPORATE BONDS (COST $5,551,459) 0.2%
          CAPITAL GOODS 0.2%
          Mueller Industries Inc., 6.00%, 11/01/14 .................................   $  5,604,000        4,146,960
                                                                                                      --------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $1,926,355,496) ....                   1,887,970,360
                                                                                                      --------------

                                                                                          SHARES
                                                                                       ------------
          SHORT TERM INVESTMENTS 11.5%
          MONEY MARKET FUNDS (COST $240,650,546) 11.3%
      (e) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.04% .....    240,650,546      240,650,546
                                                                                                      --------------
      (f) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.2%
          MONEY MARKET FUNDS 0.2%
      (g) Bank of New York Institutional Cash Reserve Fund, 0.14% ..................      3,894,673        3,855,726
                                                                                                      --------------

                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                       ------------
          REPURCHASE AGREEMENTS 0.0%(h)
      (i) Deutsche Bank Securities Inc., 0.16%, 5/1/09 (Maturity Value $597,003)
             Collateralized by U.S. Government Agency Securities, 4.50%, 4/15/39 ...   $    597,000          597,000
                                                                                                      --------------
          TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
             (COST $4,491,673) .....................................................                       4,452,726
                                                                                                      --------------
          TOTAL INVESTMENTS (COST $2,171,497,715) 100.6% ...........................                   2,133,073,632
          OTHER ASSETS, LESS LIABILITIES (0.6)% ....................................                     (13,979,291)
                                                                                                      --------------
          NET ASSETS 100.0% ........................................................                  $2,119,094,341
                                                                                                      ==============

(a)  Non-income producing.

(b)  See Note 9 regarding holdings of 5% voting securities.

(c)  A portion or all of the security is on loan at April 30, 2009. See Note
     1(e).

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the value of this security was $28,600,000, representing 1.35% of net assets.

(e) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(f)  See Note 1(e) regarding securities on loan.

(g)  The rate shown is the annualized seven-day yield at period end.

(h)  Rounds to less than 0.1% of net assets.

(i)  See Note 1(c) regarding repurchase agreements.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 67

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP VALUE FUND

                                          SIX MONTHS ENDED                        YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2009    ---------------------------------------------------------------
CLASS A                                      (UNAUDITED)       2008         2007          2006          2005          2004
-------                                   ----------------   -------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $  9.84        $ 16.75      $  16.55      $  14.66      $  14.01      $  12.40
                                              -------        -------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income(b) ...........          0.08           0.18          0.21          0.20          0.13          0.08
   Net realized and unrealized gains
      (losses) ........................         (0.95)         (5.88)         1.04          2.18          0.63          1.58
                                              -------        -------      --------      --------      --------      --------
Total from investment operations ......         (0.87)         (5.70)         1.25          2.38          0.76          1.66
                                              -------        -------      --------      --------      --------      --------
Less distributions from:
   Net investment income ..............         (0.19)         (0.24)        (0.21)        (0.15)        (0.08)        (0.05)
   Net realized gains .................            --          (0.97)        (0.84)        (0.34)        (0.03)           --
                                              -------        -------      --------      --------      --------      --------
Total distributions ...................         (0.19)         (1.21)        (1.05)        (0.49)        (0.11)        (0.05)
                                              -------        -------      --------      --------      --------      --------
Redemption fees(c) ....................            --             --(d)         --(d)         --(d)         --(d)         --(d)
                                              -------        -------      --------      --------      --------      --------
Net asset value, end of period ........       $  8.78        $  9.84      $  16.75      $  16.55      $  14.66      $  14.01
                                              =======        =======      ========      ========      ========      ========
Total return(e) .......................         (8.84)%       (36.35)%        7.82%        16.62%         5.42%        13.45%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..............................          1.48%          1.38%(g)      1.34%(g)      1.33%(g)      1.29%(g)      1.31%
Net investment income .................          1.97%          1.34%         1.25%         1.29%         0.91%         0.59%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $76,602        $84,815      $151,156      $184,225      $156,841      $127,267
Portfolio turnover rate ...............         10.15%         15.88%        22.74%        34.36%        25.33%        21.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             68 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                          SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2009    -----------------------------------------------------------
CLASS B                                      (UNAUDITED)       2008         2007        2006          2005         2004
-------                                   ----------------   -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $ 9.70         $ 16.52      $ 16.34      $ 14.47      $ 13.85      $ 12.29
                                              ------         -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b) ....         0.05            0.09         0.10         0.10         0.04        (0.01)
   Net realized and unrealized gains
      (losses) ........................        (0.94)          (5.82)        1.02         2.16         0.61         1.58
                                              ------         -------      -------      -------      -------      -------
Total from investment operations ......        (0.89)          (5.73)        1.12         2.26         0.65         1.57
                                              ------         -------      -------      -------      -------      -------
Less distributions from:
   Net investment income ..............        (0.08)          (0.12)       (0.10)       (0.05)          --(c)     (0.01)
   Net realized gains .................           --           (0.97)       (0.84)       (0.34)       (0.03)          --
                                              ------         -------      -------      -------      -------      -------
Total distributions ...................        (0.08)          (1.09)       (0.94)       (0.39)       (0.03)       (0.01)
                                              ------         -------      -------      -------      -------      -------
Redemption fees(d) ....................           --              --(c)        --(c)        --(c)        --(c)        --(c)
                                              ------         -------      -------      -------      -------      -------
Net asset value, end of period ........       $ 8.73         $  9.70      $ 16.52      $ 16.34      $ 14.47      $ 13.85
                                              ======         =======      =======      =======      =======      =======
Total return(e) .......................        (9.14)%        (36.82)%       7.08%       15.90%        4.71%       12.76%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..............................         2.19%           2.08%(g)     2.00%(g)     1.98%(g)     1.94%(g)     1.96%
Net investment income (loss) ..........         1.26%           0.64%        0.59%        0.64%        0.26%       (0.06)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $6,236         $ 8,449      $18,598      $22,120      $22,072      $21,794
Portfolio turnover rate ...............        10.15%          15.88%       22.74%       34.36%       25.33%       21.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 69

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                          SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2009    -----------------------------------------------------------
CLASS C                                      (UNAUDITED)       2008         2007         2006         2005         2004
-------                                   ----------------   -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $  9.70        $ 16.51      $ 16.34      $ 14.47      $ 13.85      $ 12.28
                                              -------        -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b) ....          0.05           0.09         0.10         0.10         0.04        (0.01)
   Net realized and unrealized gains
      (losses) ........................         (0.94)         (5.81)        1.02         2.16         0.61         1.58
                                              -------        -------      -------      -------      -------      -------
Total from investment operations ......         (0.89)         (5.72)        1.12         2.26         0.65         1.57
                                              -------        -------      -------      -------      -------      -------
Less distributions from:
   Net investment income ..............         (0.09)         (0.12)       (0.11)       (0.05)          --           --
   Net realized gains .................            --          (0.97)       (0.84)       (0.34)       (0.03)          --
                                              -------        -------      -------      -------      -------      -------
Total distributions ...................         (0.09)         (1.09)       (0.95)       (0.39)       (0.03)          --
                                              -------        -------      -------      -------      -------      -------
Redemption fees(c) ....................            --             --(d)        --(d)        --(d)        --(d)        --(d)
                                              -------        -------      -------      -------      -------      -------
Net asset value, end of period ........       $  8.72        $  9.70      $ 16.51      $ 16.34      $ 14.47      $ 13.85
                                              =======        =======      =======      =======      =======      =======
Total return(e) .......................         (9.16)%       (36.80)%       7.07%       15.92%        4.69%       12.78%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..............................          2.20%          2.08%(g)     1.99%(g)     1.97%(g)     1.94%(g)     1.96%
Net investment income (loss) ..........          1.25%          0.64%        0.60%        0.65%        0.26%       (0.06)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $20,543        $24,772      $52,711      $63,983      $59,929      $57,966
Portfolio turnover rate ...............         10.15%         15.88%       22.74%       34.36%       25.33%       21.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             70 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                     SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2009    -------------------------------------------------------
CLASS R                                                 (UNAUDITED)       2008        2007        2006        2005        2004
-------                                              ----------------   -------      ------      ------      ------      ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $ 9.74        $ 16.61      $16.42      $14.56      $13.93      $12.34
                                                          ------        -------      ------      ------      ------      ------
Income from investment operations(a):
   Net investment income(b) ......................          0.07           0.16        0.17        0.17        0.11        0.06
   Net realized and unrealized gains (losses) ....         (0.94)         (5.84)       1.05        2.17        0.61        1.59
                                                          ------        -------      ------      ------      ------      ------
Total from investment operations .................         (0.87)         (5.68)       1.22        2.34        0.72        1.65
                                                          ------        -------      ------      ------      ------      ------
Less distributions from:
   Net investment income .........................         (0.15)         (0.22)      (0.19)      (0.14)      (0.06)      (0.06)
   Net realized gains ............................            --          (0.97)      (0.84)      (0.34)      (0.03)         --
                                                          ------        -------      ------      ------      ------      ------
Total distributions ..............................         (0.15)         (1.19)      (1.03)      (0.48)      (0.09)      (0.06)
                                                          ------        -------      ------      ------      ------      ------
Redemption fees(c) ...............................            --             --(d)       --(d)       --(d)       --(d)       --(d)
                                                          ------        -------      ------      ------      ------      ------
Net asset value, end of period ...................        $ 8.72        $  9.74      $16.61      $16.42      $14.56      $13.93
                                                          ======        =======      ======      ======      ======      ======
Total return(e) ..................................         (8.93)%       (36.46)%      7.59%      16.46%       5.19%      13.44%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................          1.70%          1.58%(g)    1.50%(g)    1.48%(g)    1.44%(g)    1.46%
Net investment income ............................          1.75%          1.14%       1.09%       1.14%       0.76%       0.44%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $3,224        $ 3,550      $7,812      $7,717      $6,896      $3,414
Portfolio turnover rate ..........................         10.15%         15.88%      22.74%      34.36%      25.33%      21.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 71

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                     SIX MONTHS ENDED        YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2009    --------------------------------
ADVISOR CLASS                                           (UNAUDITED)       2008        2007       2006(A)
-------------                                        ----------------   -------      ------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $ 9.83        $ 16.76      $16.56      $14.63
                                                          ------        -------      ------      ------
Income from investment operations(b):
   Net investment income(c) ......................          0.09           0.22        0.25        0.24
   Net realized and unrealized gains (losses) ....         (0.94)         (5.88)       1.06        2.23
                                                          ------        -------      ------      ------
Total from investment operations .................         (0.85)         (5.66)       1.31        2.47
                                                          ------        -------      ------      ------
Less distributions from:
   Net investment income .........................         (0.23)         (0.30)      (0.27)      (0.20)
   Net realized gains ............................            --          (0.97)      (0.84)      (0.34)
                                                          ------        -------      ------      ------
Total distributions ..............................         (0.23)         (1.27)      (1.11)      (0.54)
                                                          ------        -------      ------      ------
Redemption fees(d) ...............................            --             --(e)       --(e)       --(e)
                                                          ------        -------      ------      ------
Net asset value, end of period ...................        $ 8.75        $  9.83      $16.76      $16.56
                                                          ======        =======      ======      ======
Total return(f) ..................................         (8.64)%       (36.13)%      8.12%      17.09%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .........................................          1.20%          1.08%(h)    1.00%(h)    0.98%(h)
Net investment income ............................          2.25%          1.64%       1.59%       1.64%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $2,814        $ 2,622      $3,381      $1,989
Portfolio turnover rate ..........................         10.15%         15.88%      22.74%      34.36%

(a)  For the period November 1, 2005 (effective date) to October 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             72 | Semiannual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

    FRANKLIN LARGE CAP VALUE FUND                                                      SHARES         VALUE
    -----------------------------                                                    ----------   ------------
    COMMON STOCKS 98.1%
    BANKS 1.7%
    SunTrust Banks Inc. ..........................................................       26,000   $    375,440
    U.S. Bancorp .................................................................       80,000      1,457,600
                                                                                                  ------------
                                                                                                     1,833,040
                                                                                                  ------------
    CAPITAL GOODS 14.2%
    3M Co. .......................................................................       35,000      2,016,000
    Dover Corp. ..................................................................       71,000      2,185,380
    Eaton Corp. ..................................................................       33,000      1,445,400
    General Electric Co. .........................................................      245,000      3,099,250
    Illinois Tool Works Inc. .....................................................       64,000      2,099,200
    Masco Corp. ..................................................................      108,000        956,880
    Parker Hannifin Corp. ........................................................       33,000      1,496,550
    United Technologies Corp. ....................................................       45,000      2,197,800
                                                                                                  ------------
                                                                                                    15,496,460
                                                                                                  ------------
    CONSUMER DURABLES & APPAREL 7.6%
    D.R. Horton Inc. .............................................................      274,000      3,575,700
    Fortune Brands Inc. ..........................................................       69,000      2,712,390
    NIKE Inc., B .................................................................       38,000      1,993,860
                                                                                                  ------------
                                                                                                     8,281,950
                                                                                                  ------------
    CONSUMER SERVICES 1.7%
    McDonald's Corp. .............................................................       35,000      1,865,150
                                                                                                  ------------
    DIVERSIFIED FINANCIALS 5.9%
    Bank of America Corp. ........................................................       86,000        767,980
    The Bank of New York Mellon Corp. ............................................       75,000      1,911,000
(a) Citigroup Inc. ...............................................................       81,000        247,050
    Morgan Stanley ...............................................................       45,000      1,063,800
    State Street Corp. ...........................................................       73,000      2,491,490
                                                                                                  ------------
                                                                                                     6,481,320
                                                                                                  ------------
    ENERGY 11.3%
    Apache Corp. .................................................................       28,000      2,040,080
    Chesapeake Energy Corp. ......................................................       50,000        985,500
    ConocoPhillips ...............................................................       26,000      1,066,000
    Devon Energy Corp. ...........................................................       30,000      1,555,500
    Exxon Mobil Corp. ............................................................       55,000      3,666,850
    Occidental Petroleum Corp. ...................................................       32,000      1,801,280
    Peabody Energy Corp. .........................................................       47,000      1,240,330
                                                                                                  ------------
                                                                                                    12,355,540
                                                                                                  ------------
    FOOD & STAPLES RETAILING 2.5%
    Wal-Mart Stores Inc. .........................................................       54,000      2,721,600
                                                                                                  ------------
    HEALTH CARE EQUIPMENT & SERVICES 1.7%
    Becton Dickinson and Co. .....................................................       26,500      1,602,720
    Stryker Corp. ................................................................        6,000        232,260
                                                                                                  ------------
                                                                                                     1,834,980
                                                                                                  ------------


                             Semiannual Report | 73

Franklin Value Investors Trust

    FRANKLIN LARGE CAP VALUE FUND                                                      SHARES         VALUE
    -----------------------------                                                    ----------   ------------
    COMMON STOCKS (CONTINUED)
    HOUSEHOLD & PERSONAL PRODUCTS 3.9%
    Kimberly-Clark Corp. .........................................................       40,000   $  1,965,600
    The Procter & Gamble Co. .....................................................       47,500      2,348,400
                                                                                                  ------------
                                                                                                     4,314,000
                                                                                                  ------------
    INSURANCE 9.1%
    AFLAC Inc. ...................................................................      105,000      3,033,450
    The Allstate Corp. ...........................................................       75,000      1,749,750
    Ambac Financial Group Inc. ...................................................       67,000         60,970
(b) Berkshire Hathaway Inc., A ...................................................            8        752,000
    Chubb Corp. ..................................................................       48,000      1,869,600
    MetLife Inc. .................................................................       83,000      2,469,250
                                                                                                  ------------
                                                                                                     9,935,020
                                                                                                  ------------
    MATERIALS 12.2%
    Air Products and Chemicals Inc. ..............................................        5,000        329,500
    Alcoa Inc. ...................................................................      210,000      1,904,700
    The Dow Chemical Co. .........................................................      105,000      1,680,000
    Nucor Corp. ..................................................................      145,000      5,900,050
    Praxair Inc. .................................................................       47,000      3,506,670
                                                                                                  ------------
                                                                                                    13,320,920
                                                                                                  ------------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 6.9%
    Abbott Laboratories ..........................................................       30,000      1,255,500
    Merck & Co. Inc. .............................................................      118,000      2,860,320
    Pfizer Inc. ..................................................................      130,000      1,736,800
    Schering-Plough Corp. ........................................................       75,000      1,726,500
                                                                                                  ------------
                                                                                                     7,579,120
                                                                                                  ------------
    RETAILING 6.5%
    The Home Depot Inc. ..........................................................      116,000      3,053,120
    J.C. Penney Co. Inc. .........................................................       70,000      2,148,300
    Nordstrom Inc. ...............................................................       59,000      1,335,170
(b) Office Depot Inc. ............................................................      245,000        634,550
                                                                                                  ------------
                                                                                                     7,171,140
                                                                                                  ------------
    SOFTWARE & SERVICES 3.1%
    Microsoft Corp. ..............................................................      165,000      3,342,900
                                                                                                  ------------
    TECHNOLOGY HARDWARE & EQUIPMENT 5.7%
    Hewlett-Packard Co. ..........................................................       71,000      2,554,580
    International Business Machines Corp. ........................................       36,000      3,715,560
                                                                                                  ------------
                                                                                                     6,270,140
                                                                                                  ------------
    TRANSPORTATION 1.5%
    Norfolk Southern Corp. .......................................................       47,000      1,676,960
                                                                                                  ------------
    UTILITIES 2.6%
    Entergy Corp. ................................................................       27,000      1,748,790
    Sempra Energy ................................................................       23,000      1,058,460
                                                                                                  ------------
                                                                                                     2,807,250
                                                                                                  ------------


                             74 | Semiannual Report

Franklin Value Investors Trust

    FRANKLIN LARGE CAP VALUE FUND                                                      SHARES         VALUE
    -----------------------------                                                    ----------   ------------
    TOTAL COMMON STOCKS (COST $140,213,287)                                                       $107,287,490
                                                                                                  ------------
    SHORT TERM INVESTMENTS 2.3%
    MONEY MARKET FUNDS (COST $2,306,324) 2.1%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.04% .........    2,306,324      2,306,324
                                                                                                  ------------

                                                                                     PRINCIPAL
                                                                                       AMOUNT
                                                                                     ----------
(d) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.2%
(e) REPURCHASE AGREEMENTS 0.2%
    Banc of America Securities LLC, 0.17%, 5/01/09 (Maturity Value $62,000)
       Collateralized by U.S. Government Agency Securities, 6.25%, 2/01/11 .......   $   62,000         62,000
    Barclays Capital Inc., 0.17%, 5/01/09 (Maturity Value $65,000)
       Collateralized by (f)U.S. Treasury Bills, 7/16/09 and U.S. Treasury Bonds,
        3.875% - 8.75%, 8/15/20 - 2/15/38 ........................................       65,000         65,000
    Credit Suisse Securities (USA) LLC, 0.18%, 5/01/09 (Maturity Value $70,813)
       Collateralized by U.S. Government Agency Securities, 3.646% - 6.264%,
       6/01/29 - 5/01/39 .........................................................       70,813         70,813
    Deutsche Bank Securities Inc., 0.16%, 5/01/09 (Maturity Value $65,000)
       Collateralized by U.S. Government Agency Securities, 1.375% - 5.50%,
       3/23/11 - 12/14/22 ........................................................       65,000         65,000
                                                                                                  ------------
    TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES (COST
       $262,813) .................................................................                     262,813
                                                                                                  ------------
    TOTAL INVESTMENTS (COST $142,782,424) 100.4% .................................                 109,856,627
    OTHER ASSETS, LESS LIABILITIES (0.4)% ........................................                    (437,311)
                                                                                                  ------------
    NET ASSETS 100.0% ............................................................                $109,419,316
                                                                                                  ============

(a)  A portion or all of the security is on loan at April 30, 2009. See Note
     1(e).

(b)  Non-income producing.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(d)  See Note 1(e) regarding securities on loan.

(e)  See Note 1(c) regarding repurchase agreements.

(f) A portion of the security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 75

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND

                                                     SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2009   --------------------------------------------------------
CLASS A                                                 (UNAUDITED)      2008        2007        2006        2005        2004
-------                                              ----------------  --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $  25.09       $  44.02    $  41.32    $  38.15    $  34.48    $  30.41
                                                        --------       --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ......................          0.13           0.38        0.39        0.48        0.18        0.05
   Net realized and unrealized gains (losses) ....         (2.28)        (13.69)       5.10        5.73        5.32        4.65
                                                        --------       --------    --------    --------    --------    --------
Total from investment operations .................         (2.15)        (13.31)       5.49        6.21        5.50        4.70
                                                        --------       --------    --------    --------    --------    --------
Less distributions from:
   Net investment income .........................         (0.41)         (0.41)      (0.57)      (0.19)      (0.05)         --
   Net realized gains ............................         (1.89)         (5.21)      (2.22)      (2.85)      (1.78)      (0.63)
                                                        --------       --------    --------    --------    --------    --------
Total distributions ..............................         (2.30)         (5.62)      (2.79)      (3.04)      (1.83)      (0.63)
                                                        --------       --------    --------    --------    --------    --------
Redemption fees(c) ...............................            --             --(d)       --(d)       --(d)       --(d)       --(d)
                                                        --------       --------    --------    --------    --------    --------
Net asset value, end of period ...................      $  20.64       $  25.09    $  44.02    $  41.32    $  38.15    $  34.48
                                                        ========       ========    ========    ========    ========    ========
Total return(e) ..................................         (8.18)%       (33.44)%     13.73%      17.25%      16.45%      15.64%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ......................................          1.18%          1.11%       1.08%       1.11%       1.10%       1.12%
Net investment income ............................          1.29%          1.16%       0.89%       1.22%       0.48%       0.13%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $192,301       $238,025    $467,995    $473,837    $443,037    $418,464
Portfolio turnover rate ..........................          1.35%         11.84%       9.95%       6.47%      13.86%      11.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             76 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN MICROCAP VALUE FUND

                                                     SIX MONTHS ENDED        YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2009    -------------------------------
ADVISOR CLASS                                           (UNAUDITED)       2008        2007      2006(a)
-------------                                        ----------------   -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $ 25.14        $ 44.14     $ 41.43     $38.28
                                                         -------        -------     -------     ------
Income from investment operations(b):
   Net investment income(c) ......................          0.15           0.42        0.49       0.61
   Net realized and unrealized gains (losses) ....         (2.28)        (13.68)       5.11       5.58
                                                         -------        -------     -------     ------
Total from investment operations .................         (2.13)        (13.26)       5.60       6.19
                                                         -------        -------     -------     ------
Less distributions from:
   Net investment income .........................         (0.49)         (0.53)      (0.67)     (0.19)
   Net realized gains ............................         (1.89)         (5.21)      (2.22)     (2.85)
                                                         -------        -------     -------     ------
Total distributions ..............................         (2.38)         (5.74)      (2.89)     (3.04)
                                                         -------        -------     -------     ------
Redemption fees(d) ...............................            --             --(e)       --(e)      --(e)
                                                         -------        -------     -------     ------
Net asset value, end of period ...................       $ 20.63        $ 25.14     $ 44.14     $41.43
                                                         =======        =======     =======     ======
Total return(f) ..................................         (8.05)%       (33.29)%     13.99%     17.56%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ......................................          0.94%          0.87%       0.84%      0.87%
Net investment income ............................          1.53%          1.40%       1.13%      1.46%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $60,001        $61,489     $32,796     $6,298
Portfolio turnover rate ..........................          1.35%         11.84%       9.95%      6.47%

(a)  For the period November 1, 2005 (effective date) to October 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 77

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

                                                                                      SHARES/
          FRANKLIN MICROCAP VALUE FUND                                                 UNITS          VALUE
          ----------------------------                                              -----------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 87.9%
          BANKS 2.7%
      (a) BFC Financial Corp., A ................................................     1,110,000   $    366,300
(a, b, c) Black River BancVenture Inc. ..........................................       495,000      3,571,871
          First Defiance Financial Corp. ........................................       235,000      2,420,500
          WSB Holdings Inc. .....................................................       166,160        418,723
                                                                                                  ------------
                                                                                                     6,777,394
                                                                                                  ------------
          CAPITAL GOODS 15.4%
          A.O. Smith Corp. ......................................................        13,648        424,316
          A.O. Smith Corp., A ...................................................       106,862      3,322,328
(a, d, e) A.O. Smith Corp., Contingent Distribution .............................        44,600        195,794
          Alamo Group Inc. ......................................................       320,000      3,603,200
          Burnham Holdings Inc., A ..............................................       219,000      1,752,000
          CIRCOR International Inc. .............................................       120,200      3,092,746
          Ducommun Inc. .........................................................       117,000      2,026,440
      (b) Espey Manufacturing & Electronics Corp. ...............................       153,299      2,339,343
          Gibraltar Industries Inc. .............................................       356,099      2,385,863
      (a) Griffon Corp. .........................................................       120,000      1,040,400
      (b) Hardinge Inc. .........................................................     1,200,000      5,760,000
          Insteel Industries Inc. ...............................................       107,023        797,321
      (a) Ladish Co. Inc. .......................................................        18,738        141,847
      (a) Layne Christensen Co. .................................................        61,745      1,337,397
      (a) Miller Industries Inc. ................................................       307,989      2,463,912
      (a) Northwest Pipe Co. ....................................................       129,844      4,924,983
   (a, c) Smith Investment Co. LLC ..............................................        44,600        293,022
      (a) Sparton Corp. .........................................................       488,571        659,571
      (a) Tecumseh Products Co., A ..............................................       200,000      2,042,000
      (a) Tecumseh Products Co., B ..............................................        12,799        138,485
                                                                                                  ------------
                                                                                                    38,740,968
                                                                                                  ------------
          COMMERCIAL & PROFESSIONAL SERVICES 9.5%
          Courier Corp. .........................................................       280,440      4,397,299
          Ecology and Environment Inc., A .......................................       203,100      2,733,726
          Healthcare Services Group Inc. ........................................       585,900     10,475,892
   (a, b) Nashua Corp. ..........................................................       314,230        487,057
      (a) Spherion Corp. ........................................................     1,605,000      5,761,950
                                                                                                  ------------
                                                                                                    23,855,924
                                                                                                  ------------
          CONSUMER DURABLES & APPAREL 4.6%
          Bassett Furniture Industries Inc. .....................................       122,100        275,946
      (a) Cavalier Homes Inc. ...................................................       589,878        979,197
   (a, b) Cobra Electronics Corp. ...............................................       540,000        993,600
   (a, b) Delta Apparel Inc. ....................................................       800,000      4,792,000
      (a) The Dixie Group Inc. ..................................................       480,000        931,200
          Flexsteel Industries Inc. .............................................       225,000      1,599,750
          Johnson Outdoors Inc., A ..............................................        88,726        562,523
      (a) P&F Industries Inc., A ................................................        89,700         94,185
   (a, b) Rockford Corp. ........................................................       559,400        223,760
      (b) Tandy Brands Accessories Inc. .........................................       540,000      1,150,200
                                                                                                  ------------
                                                                                                    11,602,361
                                                                                                  ------------


                             78 | Semiannual Report

Franklin Value Investors Trust

                                                                                      SHARES/
          FRANKLIN MICROCAP VALUE FUND                                                 UNITS          VALUE
          ----------------------------                                              -----------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          DIVERSIFIED FINANCIALS 0.8%
          Kohlberg Capital Corp. ................................................       600,834   $  2,138,969
                                                                                                  ------------
          ENERGY 2.2%
      (a) PHI Inc. ..............................................................        17,600        228,448
      (a) PHI Inc., non-voting ..................................................       470,499      5,326,049
                                                                                                  ------------
                                                                                                     5,554,497
                                                                                                  ------------
          FOOD & STAPLES RETAILING 4.5%
          Village Super Market Inc., A ..........................................       367,624     11,388,991
                                                                                                  ------------
          FOOD, BEVERAGE & TOBACCO 11.0%
      (a) Alliance One International Inc. .......................................     1,135,000      4,256,250
          Griffin Land & Nurseries Inc. .........................................       168,000      5,229,840
      (a) John B. Sanfilippo & Son Inc. .........................................       200,000      1,140,000
   (a, b) Omega Protein Corp. ...................................................     1,325,000      4,226,750
      (a) Seneca Foods Corp., A .................................................       251,400      6,078,852
      (a) Seneca Foods Corp., B .................................................       121,500      3,043,575
      (a) Smithfield Foods Inc. .................................................       438,600      3,789,504
                                                                                                  ------------
                                                                                                    27,764,771
                                                                                                  ------------
          INSURANCE 7.1%
   (a, b) ACMAT Corp., A ........................................................       392,800      7,070,400
          Baldwin & Lyons Inc., B ...............................................       288,875      5,791,944
          Mercer Insurance Group Inc. ...........................................       156,046      2,281,392
          Safety Insurance Group Inc. ...........................................        51,000      1,685,550
      (a) United America Indemnity Ltd. .........................................       217,168      1,101,042
                                                                                                  ------------
                                                                                                    17,930,328
                                                                                                  ------------
          MATERIALS 9.0%
   (a, b) American Pacific Corp. ................................................       750,000      5,317,500
          Central Steel and Wire Co. ............................................         6,905      4,246,575
   (a, b) Continental Materials Corp. ...........................................       120,000      1,738,800
      (a) Intertape Polymer Group Inc. (Canada) .................................       900,000        468,000
      (a) Mercer International Inc. (Germany) ...................................       761,400        433,998
          The Monarch Cement Co. ................................................        53,444      1,449,668
      (a) RTI International Metals Inc. .........................................       300,000      3,903,000
          Schweitzer-Mauduit International Inc. .................................        89,724      2,060,960
      (a) Universal Stainless & Alloy Products Inc. .............................       226,582      3,036,199
                                                                                                  ------------
                                                                                                    22,654,700
                                                                                                  ------------
          REAL ESTATE 1.9%
          Arbor Realty Trust Inc. ...............................................        70,000        196,700
          Arbor Realty Trust Inc. (legend shares) ...............................       270,000        758,700
      (a) Bresler & Reiner Inc. .................................................       205,000      1,933,150
   (a, c) LandCo Real Estate LLC, Liquidating Trust .............................        94,800        259,667
   (a, b) Origen Financial Inc.                                                       2,540,000      1,778,000
                                                                                                  ------------
                                                                                                     4,926,217
                                                                                                  ------------
          RETAILING 7.5%
          Brown Shoe Co. Inc. ...................................................       282,481      1,816,353
          The Coast Distribution System Inc. ....................................        66,800         68,136


                             Semiannual Report | 79

Franklin Value Investors Trust

                                                                                      SHARES/
          FRANKLIN MICROCAP VALUE FUND                                                 UNITS          VALUE
          ----------------------------                                              -----------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          RETAILING (CONTINUED)
   (a, b) Duckwall-ALCO Stores Inc. .............................................       238,000   $  2,689,400
          Fred's Inc. ...........................................................       287,300      3,924,518
      (a) Handleman Co. .........................................................       315,000         11,025
          Haverty Furniture Cos. Inc. ...........................................       477,000      5,175,450
      (a) Shoe Carnival Inc. ....................................................       355,000      4,139,300
      (a) Zale Corp. ............................................................       290,000      1,078,800
                                                                                                  ------------
                                                                                                    18,902,982
                                                                                                  ------------
          TECHNOLOGY HARDWARE & EQUIPMENT 1.5%
(a, c, d) Allen Organ Co., Contingent Distribution ..............................        94,800      1,016,256
   (a, b) GTSI Corp. ............................................................       600,000      2,700,000
                                                                                                  ------------
                                                                                                     3,716,256
                                                                                                  ------------
          TELECOMMUNICATION SERVICES 4.0%
          Atlantic Tele-Network Inc. ............................................       400,000      8,832,000
          North State Telecommunications Corp., B ...............................        21,757      1,392,448
                                                                                                  ------------
                                                                                                    10,224,448
                                                                                                  ------------
          TRANSPORTATION 6.2%
      (b) International Shipholding Corp. .......................................       382,951      8,041,971
      (a) P.A.M. Transportation Services Inc. ...................................       460,000      2,447,200
          Providence and Worcester Railroad Co. .................................       205,000      2,357,500
      (a) USA Truck Inc. ........................................................       190,000      2,671,400
                                                                                                  ------------
                                                                                                    15,518,071
                                                                                                  ------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $238,495,264)                       221,696,877
                                                                                                  ------------
          CONVERTIBLE PREFERRED STOCKS 2.9%
          FOOD, BEVERAGE & TOBACCO 2.9%
      (a) Seneca Foods Corp., cvt. participating pfd. ...........................       200,000      4,836,000
      (a) Seneca Foods Corp., cvt. participating pfd., Series 2003 ..............       100,000      2,418,000
                                                                                                  ------------
          TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,905,000) ..................                    7,254,000
                                                                                                  ------------

                                                                                     PRINCIPAL
                                                                                       AMOUNT
                                                                                    -----------
          CONVERTIBLE BONDS (COST $7,000,000) 1.0%
          MATERIALS 1.0%
      (f) Mercer International Inc., cvt., senior sub. note, 144A, 8.50%,
             10/15/10 (Germany) .................................................   $ 7,000,000      2,555,000
                                                                                                  ------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $250,400,264) ...                  231,505,877
                                                                                                  ------------

                                                                                       SHARES
                                                                                    -----------
          SHORT TERM INVESTMENTS 8.3%
          MONEY MARKET FUNDS 8.3%
      (g) Bank of New York Institutional Cash Reserve Fund, 0.14% ...............        18,891         18,702
      (h) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.04% ..    20,957,757     20,957,757
                                                                                                  ------------
          TOTAL MONEY MARKET FUNDS (COST $20,976,648) ...........................                   20,976,459
                                                                                                  ------------
          TOTAL INVESTMENTS (COST $271,376,912) 100.1% ..........................                  252,482,336
          OTHER ASSETS, LESS LIABILITIES (0.1)% .................................                     (180,267)
                                                                                                  ------------
          NET ASSETS 100.0% .....................................................                 $252,302,069
                                                                                                  ============


                             80 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN MICROCAP VALUE FUND

(a)  Non-income producing.

(b)  See Note 9 regarding holdings of 5% voting securities.

(c)  See Note 8 regarding restricted and illiquid securities.

(d) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(e) Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2009, the value of this secutiy was $195,794, representing 0.08% of net assets.

(f) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the value of this security was $2,555,000, representing 1.01% of net assets.

(g)  The rate shown is the annualized seven-day yield at period end.

(h) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 81

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MIDCAP VALUE FUND

                                                       SIX MONTHS ENDED             YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2009   --------------------------------------------
CLASS A                                                   (UNAUDITED)      2008        2007         2006      2005(a)
-------                                                ----------------  -------     -------      -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $  7.31         $ 11.92     $ 11.37      $  9.80     $ 10.00
                                                         -------         -------     -------      -------     -------
Income from investment operations(b):
   Net investment income (loss)(c) ..................      (0.01)(d)        0.02        0.27(e)      0.04        0.01
   Net realized and unrealized gains (losses) .......      (0.10)          (4.36)       0.63         1.59       (0.21)
                                                         -------         -------     -------      -------     -------
Total from investment operations ....................      (0.11)          (4.34)       0.90         1.63       (0.20)
                                                         -------         -------     -------      -------     -------
Less distributions from:
   Net investment income ............................      (0.05)          (0.12)      (0.20)       (0.06)         --
   Net realized gains ...............................         --           (0.15)      (0.15)          --          --
                                                         -------         -------     -------      -------     -------
Total distributions .................................      (0.05)          (0.27)      (0.35)       (0.06)         --
                                                         -------         -------     -------      -------     -------
Redemption fees(f) ..................................         --              --(g)       --(g)        --(g)       --(g)
                                                         -------         -------     -------      -------     -------
Net asset value, end of period ......................    $  7.15         $  7.31     $ 11.92      $ 11.37     $  9.80
                                                         =======         =======     =======      =======     =======
Total return(h) .....................................      (1.50)%        (37.14)%      8.01%       16.70%      (2.00)%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by affiliates ...       1.88%           1.78%       1.65%        1.97%       2.57%
Expenses net of waiver and payments by affiliates ...       1.37%(j)        1.40%(j)    1.40%(j)     1.40%(j)    1.40%
Net investment income (loss) ........................      (0.23)%(d)       0.15%       2.26%(e)     0.38%       0.37%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................    $36,015         $39,626     $72,497      $42,677     $11,804
Portfolio turnover rate .............................       3.85%          26.66%      12.39%       10.96%         --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.59%.

(e) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.18%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Amount rounds to less than $0.01 per share.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             82 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                       SIX MONTHS ENDED            YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2009   ------------------------------------------
CLASS C                                                   (UNAUDITED)     2008         2007       2006      2005(a)
-------                                                ----------------  -------     -------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $ 7.24         $ 11.81     $ 11.29     $ 9.78     $10.00
                                                          ------         -------     -------     ------     ------
Income from investment operations(b):
   Net investment income (loss)(c) ..................      (0.03)(d)       (0.05)       0.20(e)   (0.03)     (0.01)
   Net realized and unrealized gains (losses) .......      (0.10)          (4.31)       0.61       1.59      (0.21)
                                                          ------         -------     -------     ------     ------
Total from investment operations ....................      (0.13)          (4.36)       0.81       1.56      (0.22)
                                                          ------         -------     -------     ------     ------
Less distributions from:
   Net investment income ............................         --           (0.06)      (0.14)     (0.05)        --
   Net realized gains ...............................         --           (0.15)      (0.15)        --         --
                                                          ------         -------     -------     ------     ------
Total distributions .................................         --           (0.21)      (0.29)     (0.05)        --
                                                          ------         -------     -------     ------     ------
Redemption fees(f) ..................................         --              --(g)       --(g)      --(g)      --(g)
                                                          ------         -------     -------     ------     ------
Net asset value, end of period ......................     $ 7.11         $  7.24     $ 11.81     $11.29     $ 9.78
                                                          ======         =======     =======     ======     ======
Total return(h) .....................................      (1.80)%        (37.54)%      7.27%     15.95%     (2.20)%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by affiliates ...       2.54%           2.41%       2.30%      2.60%      3.22%
Expenses net of waiver and payments by affiliates ...       2.03%(j)        2.03%(j)    2.05%(j)   2.03%(j)   2.05%
Net investment income (loss) ........................      (0.89)%(d)      (0.48)%      1.61%     (0.25)%    (0.28)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $7,346         $ 7,974     $15,103     $9,406     $3,275
Portfolio turnover rate .............................       3.85%          26.66%      12.39%     10.96%        --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.93%.

(e) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Amount rounds to less than $0.01 per share.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 83

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                       SIX MONTHS ENDED           YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2009   ----------------------------------------
CLASS R                                                   (UNAUDITED)      2008       2007       2006      2005(a)
-------                                                ----------------  -------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $ 7.30         $ 11.87     $11.35     $ 9.80     $10.00
                                                          ------         -------     ------     ------     ------
Income from investment operations(b):
   Net investment income (loss)(c) ..................      (0.02)(d)          --(e)    0.27(f)    0.02       0.01
   Net realized and unrealized gains (losses) .......      (0.10)          (4.34)      0.61       1.59      (0.21)
                                                          ------         -------     ------     ------     ------
Total from investment operations ....................      (0.12)          (4.34)      0.88       1.61      (0.20)
                                                          ------         -------     ------     ------     ------
Less distributions from:
   Net investment income ............................      (0.04)          (0.08)     (0.21)     (0.06)        --
   Net realized gains ...............................         --           (0.15)     (0.15)        --         --
                                                          ------         -------     ------     ------     ------
Total distributions .................................      (0.04)          (0.23)     (0.36)     (0.06)        --
                                                          ------         -------     ------     ------     ------
Redemption fees(g) ..................................         --              --(e)      --(e)      --(e)      --(e)
                                                          ------         -------     ------     ------     ------
Net asset value, end of period ......................     $ 7.14         $  7.30     $11.87     $11.35     $ 9.80
                                                          ======         =======     ======     ======     ======
Total return(h) .....................................      (1.63)%        (37.23)%     7.85%    16.47%     (2.00)%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by affiliates ...       2.06%           1.93%      1.80%      2.12%      2.72%
Expenses net of waiver and payments by affiliates ...       1.55%(j)        1.55%(j)   1.55%(j)   1.55%(j)   1.55%
Net investment income (loss) ........................      (0.41)%(d)         --%(k)   2.11%(f)   0.23%      0.22%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $  329         $   339     $  690     $  133     $   36
Portfolio turnover rate .............................       3.85%          26.66%     12.39%     10.96%        --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.41%.

(e)  Amount rounds to less than $0.01 per share.

(f) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

(k)  Rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             84 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                     SIX MONTHS ENDED             YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2009    -----------------------------------------
ADVISOR CLASS                                           (UNAUDITED)       2008       2007       2006      2005(a)
-------------                                        ----------------   -------     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $ 7.35          $ 11.99     $11.42     $ 9.81     $10.00
                                                        ------          -------     ------     ------     ------
Income from investment operations(b):
   Net investment income (loss)(c) ...............       (0.01)(d)         0.05       0.33(e)    0.08       0.03
   Net realized and unrealized gains (losses) ....       (0.10)           (4.38)      0.62       1.60      (0.22)
                                                        ------          -------     ------     ------     ------
Total from investment operations .................       (0.11)           (4.33)      0.95       1.68      (0.19)
                                                        ------          -------     ------     ------     ------
Less distributions from:
   Net investment income .........................       (0.08)           (0.16)     (0.23)     (0.07)        --
   Net realized gains ............................          --            (0.15)     (0.15)        --         --
                                                        ------          -------     ------     ------     ------
Total distributions ..............................       (0.08)           (0.31)     (0.38)     (0.07)        --
                                                        ------          -------     ------     ------     ------
Redemption fees(f) ...............................          --               --(g)      --(g)      --(g)      --(g)
                                                        ------          -------     ------     ------     ------
Net asset value, end of period ...................      $ 7.16          $  7.35     $11.99     $11.42     $ 9.81
                                                        ======          =======     ======     ======     ======
Total return(h) ..................................       (1.37)%         (36.97)%     8.42%     17.18%     (1.90)%

RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates ....................................        1.56%            1.43%      1.30%      1.62%      2.22%
Expenses net of waiver and payments by
   affiliates ....................................        1.05%(j)         1.05%(j)   1.05%(j)   1.05%(j)   1.05%
Net investment income ............................        0.09%(d)         0.50%      2.61%(e)   0.73%      0.72%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $  962          $   767     $1,136     $  777     $  434
Portfolio turnover rate ..........................        3.85%           26.66%     12.39%     10.96%        --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.91%.

(e) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Amount rounds to less than $0.01 per share.

(h)  Total return is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 85

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

    FRANKLIN MIDCAP VALUE FUND                                      SHARES/UNITS      VALUE
    --------------------------                                      ------------   -----------
    COMMON STOCKS AND OTHER EQUITY INTERESTS 94.6%
    AUTOMOBILES & COMPONENTS 3.9%
    Autoliv Inc. (Sweden) .......................................         40,400   $   996,668
    Harley-Davidson Inc. ........................................         32,900       729,064
                                                                                   -----------
                                                                                     1,725,732
                                                                                   -----------
    BANKS 1.5%
    PNC Financial Services Group Inc. ...........................         16,927       672,002
                                                                                   -----------
    CAPITAL GOODS 12.6%
    Carlisle Cos. Inc. ..........................................         18,800       427,700
    Dover Corp. .................................................         21,400       658,692
    Eaton Corp. .................................................         13,400       586,920
    Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) ..         50,300       815,866
    Graco Inc. ..................................................         24,700       582,673
    Oshkosh Corp. ...............................................         49,200       472,320
    Roper Industries Inc. .......................................         20,100       916,359
(a) Terex Corp. .................................................         26,200       361,560
    W.W. Grainger Inc. ..........................................          9,700       813,636
                                                                                   -----------
                                                                                     5,635,726
                                                                                   -----------
    COMMERCIAL & PROFESSIONAL SERVICES 0.7%
    Robert Half International Inc. ..............................         12,900       309,858
                                                                                   -----------
    CONSUMER DURABLES & APPAREL 5.5%
    Fortune Brands Inc. .........................................         29,800     1,171,438
    Hasbro Inc. .................................................         32,800       874,448
    M.D.C. Holdings Inc. ........................................         12,100       413,578
                                                                                   -----------
                                                                                     2,459,464
                                                                                   -----------
    CONSUMER SERVICES 2.2%
    Hillenbrand Inc. ............................................         53,500       972,630
                                                                                   -----------
    DIVERSIFIED FINANCIALS 1.2%
    CIT Group Inc. ..............................................         69,400       154,068
(a) KKR Private Equity Investors LP .............................        109,200       371,280
                                                                                   -----------
                                                                                       525,348
                                                                                   -----------
    ENERGY 8.2%
    Chesapeake Energy Corp. .....................................         24,900       490,779
    ENSCO International Inc. ....................................         24,196       684,263
    Overseas Shipholding Group Inc. .............................         21,200       608,652
    Peabody Energy Corp. ........................................         23,000       606,970
    Teekay Corp. (Bahamas) ......................................         19,100       275,804
    Tidewater Inc. ..............................................         23,000       994,750
                                                                                   -----------
                                                                                     3,661,218
                                                                                   -----------
    FOOD, BEVERAGE & TOBACCO 6.9%
    Bunge Ltd. ..................................................          7,394       354,986
(a) Dean Foods Co. ..............................................         69,900     1,446,930
    McCormick & Co. Inc. ........................................         43,800     1,289,910
                                                                                   -----------
                                                                                     3,091,826
                                                                                   -----------


                             86 | Semiannual Report

Franklin Value Investors Trust

    FRANKLIN MIDCAP VALUE FUND                                      SHARES/UNITS      VALUE
    --------------------------                                      ------------   -----------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
    HEALTH CARE EQUIPMENT & SERVICES 4.7%
    Hill-Rom Holdings Inc. ......................................         42,300   $   549,054
(a) Laboratory Corp. of America Holdings ........................         17,900     1,148,285
(a) LifePoint Hospitals Inc. ....................................         16,100       416,185
                                                                                   -----------
                                                                                     2,113,524
                                                                                   -----------
    HOUSEHOLD & PERSONAL PRODUCTS 2.0%
    Alberto-Culver Co. ..........................................         39,700       884,913
                                                                                   -----------
    INSURANCE 5.2%
    Arthur J. Gallagher & Co. ...................................         14,200       319,216
    Cincinnati Financial Corp. ..................................         24,800       593,960
    Erie Indemnity Co., A .......................................         33,500     1,183,220
    Old Republic International Corp. ............................         22,175       207,779
                                                                                   -----------
                                                                                     2,304,175
                                                                                   -----------
    MATERIALS 13.8%
    Airgas Inc. .................................................         30,100     1,297,912
    Bemis Co. Inc. ..............................................         34,600       831,784
    Celanese Corp., A ...........................................         76,500     1,594,260
    MeadWestvaco Corp. ..........................................         47,700       746,982
    Nucor Corp. .................................................         14,100       573,729
    Sigma-Aldrich Corp. .........................................         25,100     1,100,384
                                                                                   -----------
                                                                                     6,145,051
                                                                                   -----------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 4.4%
(a) Endo Pharmaceuticals Holdings Inc. ..........................         41,600       688,064
    Pharmaceutical Product Development Inc. .....................         35,600       698,116
(a) Watson Pharmaceuticals Inc. .................................         19,400       600,236
                                                                                   -----------
                                                                                     1,986,416
                                                                                   -----------
    RETAILING 5.0%
    Family Dollar Stores Inc. ...................................         10,000       331,900
    J.C. Penney Co. Inc. ........................................         34,100     1,046,529
    Nordstrom Inc. ..............................................         37,500       848,625
                                                                                   -----------
                                                                                     2,227,054
                                                                                   -----------
    SOFTWARE & SERVICES 3.1%
(a) SAIC Inc. ...................................................         77,300     1,399,130
                                                                                   -----------
    TRANSPORTATION 1.8%
    J.B. Hunt Transport Services Inc. ...........................         29,000       815,480
                                                                                   -----------
    UTILITIES 11.9%
    Atmos Energy Corp. ..........................................         56,100     1,386,231
    DTE Energy Co. ..............................................         31,700       937,369
    Northeast Utilities .........................................         27,100       569,642
    NV Energy Inc. ..............................................        141,000     1,445,250
    Sempra Energy ...............................................         21,600       994,032
                                                                                   -----------
                                                                                     5,332,524
                                                                                   -----------
    TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
       (COST $62,235,622) .......................................                   42,262,071
                                                                                   -----------


                             Semiannual Report | 87

Franklin Value Investors Trust


    FRANKLIN MIDCAP VALUE FUND                                         SHARES         VALUE
    --------------------------                                      ------------   -----------
    SHORT TERM INVESTMENTS (COST $2,356,455) 5.3%
    MONEY MARKET FUNDS 5.3%
(b) Franklin Institutional Fiduciary Trust Money Market
       Portfolio, 0.04% .........................................      2,356,455   $ 2,356,455
                                                                                   -----------
    TOTAL INVESTMENTS (COST $64,592,077) 99.9% ..................                   44,618,526
    OTHER ASSETS, LESS LIABILITIES 0.1% .........................                       33,363
                                                                                   -----------
    NET ASSETS 100.0% ...........................................                  $44,651,889
                                                                                   ===========

See abbreviations on page 126.

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             88 | Semiannual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND

                                          SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2009    --------------------------------------------------------
CLASS A                                     (UNAUDITED)        2008        2007        2006        2005        2004
-------                                   ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $  28.58       $  45.94    $  45.27    $  39.41    $  34.37    $  28.19
                                              --------       --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ...........           0.14           0.34        0.29        0.17        0.15        0.30
   Net realized and unrealized gains
      (losses) ........................          (0.58)        (15.72)       3.71        6.70        5.15        5.88
                                              --------       --------    --------    --------    --------    --------
Total from investment operations ......          (0.44)        (15.38)       4.00        6.87        5.30        6.18
                                              --------       --------    --------    --------    --------    --------
Less distributions from:
   Net investment income ..............          (0.29)         (0.35)      (0.28)      (0.10)      (0.26)         --
   Net realized gains .................             --          (1.63)      (3.05)      (0.91)         --          --
                                              --------       --------    --------    --------    --------    --------
Total distributions ...................          (0.29)         (1.98)      (3.33)      (1.01)      (0.26)         --
                                              --------       --------    --------    --------    --------    --------
Redemption fees(c) ....................             --             --(d)       --(d)       --(d)       --(d)       --(d)
                                              --------       --------    --------    --------    --------    --------
Net asset value, end of period ........       $  27.85       $  28.58    $  45.94    $  45.27    $  39.41    $  34.37
                                              ========       ========    ========    ========    ========    ========
Total return(e) .......................          (1.41)%       (34.67)%      9.15%      17.73%      15.46%      21.92%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................           1.37%          1.26%       1.17%       1.22%       1.29%       1.35%
Net investment income .................           1.12%          0.87%       0.62%       0.40%       0.39%       0.95%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $523,649       $543,933    $849,226    $703,238    $486,563    $296,000
Portfolio turnover rate ...............           1.02%         18.90%       6.49%      17.39%      12.73%      17.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 89

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                          SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2009    --------------------------------------------------------
CLASS B                                      (UNAUDITED)       2008        2007        2006        2005        2004
-------                                   ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..        $ 27.30       $ 43.90     $ 43.43     $ 38.00     $ 33.20     $ 27.41
                                               -------       -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income (loss)(b) ....           0.05          0.06       (0.05)      (0.12)      (0.09)       0.09
   Net realized and unrealized gains
      (losses) ........................          (0.54)       (15.03)       3.57        6.46        4.97        5.70
                                               -------       -------     -------     -------     -------     -------
Total from investment operations ......          (0.49)       (14.97)       3.52        6.34        4.88        5.79
                                               -------       -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ..............             --            --          --          --       (0.08)         --
   Net realized gains .................             --         (1.63)      (3.05)      (0.91)         --          --
                                               -------       -------     -------     -------     -------     -------
Total distributions ...................             --         (1.63)      (3.05)      (0.91)      (0.08)         --
                                               -------       -------     -------     -------     -------     -------
Redemption fees(c) ....................             --            --(d)       --(d)       --(d)       --(d)       --(d)
                                               -------       -------     -------     -------     -------     -------
Net asset value, end of period ........        $ 26.81       $ 27.30     $ 43.90     $ 43.43     $ 38.00     $ 33.20
                                               =======       =======     =======     =======     =======     =======
Total return(e) .......................          (1.79)%      (35.16)%      8.36%      16.98%      14.68%      21.12%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................           2.09%         1.98%       1.90%       1.90%       1.94%       2.00%
Net investment income (loss) ..........           0.40%         0.15%      (0.11)%     (0.28)%     (0.26)%      0.30%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....        $28,806       $35,080     $71,955     $79,482     $76,575     $65,551
Portfolio turnover rate ...............           1.02%        18.90%       6.49%      17.39%      12.73%      17.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             90 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                          SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2009    --------------------------------------------------------
CLASS C                                      (UNAUDITED)       2008        2007        2006        2005        2004
-------                                   ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $  26.94       $  43.37    $  42.99    $  37.63    $  32.86    $  27.13
                                              --------       --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ....           0.05           0.06       (0.04)      (0.11)      (0.09)       0.08
   Net realized and unrealized gains
      (losses) ........................          (0.54)        (14.83)       3.52        6.38        4.92        5.65
                                              --------       --------    --------    --------    --------    --------
Total from investment operations ......          (0.49)        (14.77)       3.48        6.27        4.83        5.73
                                              --------       --------    --------    --------    --------    --------
Less distributions from:
   Net investment income ..............          (0.03)         (0.03)      (0.05)         --       (0.06)         --
   Net realized gains .................             --          (1.63)      (3.05)      (0.91)         --          --
                                              --------       --------    --------    --------    --------    --------
Total distributions ...................          (0.03)         (1.66)      (3.10)      (0.91)      (0.06)         --
                                              --------       --------    --------    --------    --------    --------
Redemption fees(c) ....................             --             --(d)       --(d)       --(d)       --(d)       --(d)
                                              --------       --------    --------    --------    --------    --------
Net asset value, end of period ........       $  26.42       $  26.94    $  43.37    $  42.99    $  37.63    $  32.86
                                              ========       ========    ========    ========    ========    ========
Total return(e) .......................          (1.79)%       (35.14)%      8.35%      16.96%      14.69%      21.12%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................           2.09%          1.97%       1.90%       1.90%       1.94%       2.00%
Net investment income (loss) ..........           0.40%          0.16%      (0.11)%     (0.28)%     (0.26)%      0.30%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $135,513       $146,824    $262,339    $240,395    $186,490    $136,805
Portfolio turnover rate ...............           1.02%         18.90%       6.49%      17.39%      12.73%      17.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 91

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                          SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2009    --------------------------------------------------------
CLASS R                                     (UNAUDITED)        2008        2007        2006        2005        2004
-------                                   ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $  28.37       $  45.66    $  45.07    $ 39.22     $ 34.24     $ 28.13
                                              --------       --------    --------    -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ...........           0.11           0.25        0.18       0.10        0.09        0.31
   Net realized and unrealized gains
      (losses) ........................          (0.57)        (15.62)       3.70       6.66        5.14        5.80
                                              --------       --------    --------    -------     -------     -------
Total from investment operations ......          (0.46)        (15.37)       3.88       6.76        5.23        6.11
                                              --------       --------    --------    -------     -------     -------
Less distributions from:
   Net investment income ..............          (0.25)         (0.29)      (0.24)       --(c)     (0.25)         --
   Net realized gains .................             --          (1.63)      (3.05)     (0.91)         --          --
                                              --------       --------    --------    -------     -------     -------
Total distributions ...................          (0.25)         (1.92)      (3.29)     (0.91)      (0.25)         --
                                              --------       --------    --------    -------     -------     -------
Redemption fees(d) ....................             --             --(c)       --(c)      --(c)       --(c)       --(c)
                                              --------       --------    --------    -------     -------     -------
Net asset value, end of period ........       $  27.66       $  28.37    $  45.66    $ 45.07     $ 39.22     $ 34.24
                                              ========       ========    ========    =======     =======     =======
Total return(e) .......................          (1.52)%       (34.84)%      8.89%     17.54%      15.24%      21.72%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................           1.60%          1.48%       1.40%      1.40%       1.44%       1.50%
Net investment income .................           0.89%          0.65%       0.39%      0.22%       0.24%       0.80%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $124,821       $107,475    $110,497    $56,811     $31,550     $24,951
Portfolio turnover rate ...............           1.02%         18.90%       6.49%     17.39%      12.73%      17.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             92 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                  SIX MONTHS ENDED                YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2009     ------------------------------------------------
ADVISOR CLASS                                      (UNAUDITED)         2008       2007      2006      2005      2004
-------------                                     ----------------   -------    -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  29.44       $ 47.26    $ 46.46   $ 40.42   $ 35.21   $ 28.78
                                                      --------       -------    -------   -------   -------   -------
Income from investment operations(a):
   Net investment income(b) ...................           0.17          0.46       0.43      0.32      0.29      0.44
   Net realized and unrealized gains
      (losses) ................................          (0.61)       (16.17)      3.80      6.86      5.28      5.99
                                                      --------       -------    -------   -------   -------   -------
Total from investment operations ..............          (0.44)       (15.71)      4.23      7.18      5.57      6.43
                                                      --------       -------    -------   -------   -------   -------
Less distributions from:
   Net investment income ......................          (0.39)        (0.48)     (0.38)    (0.23)    (0.36)       --
   Net realized gains .........................             --         (1.63)     (3.05)    (0.91)       --        --
                                                      --------       -------    -------   -------   -------   -------
Total distributions ...........................          (0.39)        (2.11)     (3.43)    (1.14)    (0.36)       --
                                                      --------       -------    -------   -------   -------   -------
Redemption fees(c) ............................             --         --(d)      --(d)     --(d)     --(d)     --(d)
                                                      --------       -------    -------   -------   -------   -------
Net asset value, end of period ................       $  28.61       $ 29.44    $ 47.26   $ 46.46   $ 40.42   $ 35.21
                                                      --------       -------    -------   -------   -------   -------
Total return(e) ...............................          (1.32)%      (34.48)%     9.43%    18.13%    15.84%    22.34%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...................................           1.10%         0.98%      0.90%     0.90%     0.94%     1.00%
Net investment income .........................           1.39%         1.15%      0.89%     0.72%     0.74%     1.30%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $123,791       $76,269    $65,753   $56,912   $37,852   $26,701
Portfolio turnover rate .......................           1.02%        18.90%      6.49%    17.39%    12.73%    17.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 93

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

    FRANKLIN SMALL CAP VALUE FUND                      SHARES          VALUE
    -----------------------------                   -----------   --------------
    COMMON STOCKS 93.4%
    AUTOMOBILES & COMPONENTS 4.5%
    Autoliv Inc. (Sweden) .......................      372,000     $  9,177,240
    Gentex Corp. ................................      768,000       10,268,160
(a) Thor Industries Inc. ........................      787,000       18,093,130
(a) Winnebago Industries Inc. ...................      560,000        4,933,600
                                                                   ------------
                                                                     42,472,130
                                                                   ------------
    BANKS 2.5%
    Chemical Financial Corp. ....................      469,355       10,020,729
(b) Corus Bankshares Inc. .......................      691,065          145,124
    Peoples Bancorp Inc. ........................      183,500        3,040,595
    TrustCo Bank Corp. NY .......................    1,750,000       10,500,000
                                                                   ------------
                                                                     23,706,448
                                                                   ------------
    CAPITAL GOODS 22.5%
    A.O. Smith Corp. ............................      108,000        3,357,720
    American Woodmark Corp. .....................      349,200        7,228,440
    Apogee Enterprises Inc. .....................      908,000       12,167,200
    Applied Industrial Technologies Inc. ........      250,600        5,638,500
(b) Astec Industries Inc. .......................      113,800        3,507,316
    Brady Corp., A ..............................      492,300       10,372,761
    Briggs & Stratton Corp. .....................      436,000        6,487,680
    Carlisle Cos. Inc. ..........................      458,000       10,419,500
    CIRCOR International Inc. ...................      150,000        3,859,500
(b) CNH Global NV (Netherlands) .................       85,000        1,356,600
(b) EMCOR Group Inc. ............................      283,000        5,883,570
    Franklin Electric Co. Inc. ..................      256,300        6,071,747
(b) Gardner Denver Inc. .........................      337,000        8,970,940
    Gibraltar Industries Inc. ...................    1,041,500        6,978,050
    Graco Inc. ..................................      430,000       10,143,700
    Kennametal Inc. .............................      530,000       10,838,500
    Lincoln Electric Holdings Inc. ..............      231,000       10,286,430
    Mueller Industries Inc. .....................      580,000       12,742,600
    Nordson Corp. ...............................      274,000        9,940,720
(b) Powell Industries Inc. ......................       81,000        2,915,190
    Roper Industries Inc. .......................      220,000       10,029,800
    Simpson Manufacturing Co. Inc. ..............      447,700        9,965,802
    Timken Co. ..................................      128,000        2,058,240
    Trinity Industries Inc. .....................      677,000        9,890,970
    Universal Forest Products Inc. ..............      612,000       20,538,720
    Wabash National Corp. .......................    1,158,500        1,448,125
(a) Watts Water Technologies Inc., A ............      327,600        7,292,376
                                                                   ------------
                                                                    210,390,697
                                                                   ------------
    COMMERCIAL & PROFESSIONAL SERVICES 2.4%
    ABM Industries Inc. .........................      686,000       12,018,720
    Mine Safety Appliances Co. ..................      416,500       10,266,725
                                                                   ------------
                                                                     22,285,445
                                                                   ------------


                             94 | Semiannual Report

Franklin Value Investors Trust

    FRANKLIN SMALL CAP VALUE FUND                      SHARES          VALUE
    -----------------------------                   -----------   --------------
    COMMON STOCKS (CONTINUED)
    CONSUMER DURABLES & APPAREL 6.5%
    Bassett Furniture Industries Inc. ...........      250,500      $   566,130
    Brunswick Corp. .............................      490,000        2,930,200
    D.R. Horton Inc. ............................      742,500        9,689,625
    Ethan Allen Interiors Inc. ..................      508,000        6,832,600
(c) Hooker Furniture Corp. ....................      582,900        6,831,588
    La-Z-Boy Inc. ...............................      862,000        2,292,920
    M.D.C. Holdings Inc. ........................      276,300        9,443,934
    M/I Homes Inc. ..............................      577,900        8,824,533
(b) Russ Berrie and Co. Inc. ....................      177,761          339,524
(b) Timberland Co., A ...........................      181,000        2,939,440
(b) The Warnaco Group Inc. ......................      346,000        9,978,640
                                                                    -----------
                                                                     60,669,134
                                                                    -----------
    CONSUMER SERVICES 0.6%
    Regis Corp. .................................      309,000        5,914,260
                                                                    -----------
    ENERGY 8.6%
    Arch Coal Inc. ..............................      136,000        1,899,920
(b) Atwood Oceanics Inc. ........................      269,000        6,004,080
(b) Bristow Group Inc. ..........................      415,300        9,452,228
    CARBO Ceramics Inc. .........................       23,000          706,330
    CONSOL Energy Inc. ..........................       91,000        2,846,480
(b) Global Industries Ltd. ......................    1,239,200        8,017,624
(b) Helix Energy Solutions Group Inc. ...........      811,000        7,371,990
(b) Oil States International Inc. ...............      335,000        6,331,500
    Overseas Shipholding Group Inc. .............      157,000        4,507,470
    Peabody Energy Corp. ........................      119,000        3,140,410
    Rowan Cos. Inc. .............................      827,000       12,909,470
    Teekay Corp. (Bahamas) ......................      243,000        3,508,920
    Tidewater Inc. ..............................      120,000        5,190,000
(b) Unit Corp. ..................................      308,000        8,405,320
                                                                    -----------
                                                                     80,291,742
                                                                    -----------
    FOOD & STAPLES RETAILING 1.3%
    Casey's General Stores Inc. .................      465,000       12,373,650
                                                                    -----------
    HEALTH CARE EQUIPMENT & SERVICES 2.3%
    STERIS Corp. ................................      224,000        5,398,400
    Teleflex Inc. ...............................      223,600        9,610,328
    West Pharmaceutical Services Inc. ...........      205,200        6,699,780
                                                                    -----------
                                                                     21,708,508
                                                                    -----------
    INSURANCE 10.9%
    American National Insurance Co. .............       91,000        6,176,170
    Arthur J. Gallagher & Co. ...................      304,400        6,842,912
    Aspen Insurance Holdings Ltd. ...............      644,000       15,185,520
    Erie Indemnity Co., A .......................      205,000        7,240,600
    IPC Holdings Ltd. ...........................      582,000       15,155,280
    Montpelier Re Holdings Ltd. (Bermuda) .......      810,000       10,092,600
    Old Republic International Corp. ............    1,633,000       15,301,210


                             Semiannual Report | 95

Franklin Value Investors Trust

    FRANKLIN SMALL CAP VALUE FUND                      SHARES          VALUE
    -----------------------------                   -----------   --------------
    COMMON STOCKS (CONTINUED)
    INSURANCE (CONTINUED)
    Protective Life Corp. .......................    1,005,567     $  8,617,709
    RLI Corp. ...................................      162,100        7,785,663
    StanCorp Financial Group Inc. ...............      225,000        6,171,750
(b) Syncora Holdings Ltd. .......................      314,000           47,100
    Zenith National Insurance Corp. .............      170,300        3,881,137
                                                                   ------------
                                                                    102,497,651
                                                                   ------------
    MATERIALS 11.0%
    Airgas Inc. .................................      289,900       12,500,488
    AptarGroup Inc. .............................      258,500        8,021,255
    Cabot Corp. .................................      420,000        6,132,000
    Gerdau Ameristeel Corp. (Canada) ............    1,409,000        7,369,070
    Glatfelter ..................................      772,000        6,855,360
    Reliance Steel & Aluminum Co. ...............      485,000       17,086,550
    RPM International Inc. ......................      926,000       12,797,320
    Steel Dynamics Inc. .........................    1,178,600       14,673,570
    United States Steel Corp. ...................       51,000        1,354,050
    Westlake Chemical Corp. .....................      843,200       15,767,840
                                                                   ------------
                                                                    102,557,503
                                                                   ------------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
    SCIENCES 1.0%
    Pharmaceutical Product Development Inc. .....      478,000        9,373,580
                                                                    -----------
    RETAILING 9.2%
    Brown Shoe Co. Inc. .........................    1,001,000        6,436,430
    Christopher & Banks Corp. ...................    1,490,000        8,284,400
    Fred's Inc. .................................      708,000        9,671,280
    Group 1 Automotive Inc. .....................      471,591       10,044,888
(b) Gymboree Corp. ..............................      141,800        4,877,920
    J.C. Penney Co. Inc. ........................      580,000       17,800,200
    The Men's Wearhouse Inc. ....................      697,000       12,992,080
(b) Pier 1 Imports Inc. .........................      810,000        1,514,700
(b) Saks Inc. ...................................      803,000        4,183,630
(b) Tuesday Morning Corp. .......................      614,000        2,093,740
(b) West Marine Inc. ............................      795,000        4,571,250
(b) Zale Corp. ..................................      935,000        3,478,200
                                                                   ------------
                                                                     85,948,718
                                                                   ------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.1%
    Cohu Inc. ...................................      712,000        6,949,120
(b) OmniVision Technologies Inc. ................      359,800        3,421,698
                                                                   ------------
                                                                     10,370,818
                                                                   ------------
    TECHNOLOGY HARDWARE & EQUIPMENT 3.5%
(b) Benchmark Electronics Inc. ..................    1,135,000       13,767,550
    Diebold Inc. ................................       87,600        2,315,268
(b) Mettler-Toledo International Inc. ...........      150,500        9,275,315
(b) Rofin-Sinar Technologies Inc. ...............      346,000        7,373,260
                                                                   ------------
                                                                     32,731,393
                                                                   ------------


                             96 | Semiannual Report

Franklin Value Investors Trust

    FRANKLIN SMALL CAP VALUE FUND                      SHARES          VALUE
    -----------------------------                   -----------   --------------
    COMMON STOCKS (CONTINUED)
    TRANSPORTATION 2.4%
(b) Genesee & Wyoming Inc. ......................      386,000     $ 11,580,000
(b) Kansas City Southern ........................      142,800        2,177,700
    SkyWest Inc. ................................      723,000        8,704,920
                                                                   ------------
                                                                     22,462,620
                                                                   ------------
    UTILITIES 3.1%
    Atmos Energy Corp. ..........................      171,200        4,230,352
    Energen Corp. ...............................      284,000       10,258,080
    NV Energy Inc. ..............................    1,430,000       14,657,500
                                                                   ------------
                                                                     29,145,932
                                                                   ------------
    TOTAL COMMON STOCKS (COST $1,068,050,572) ...                   874,900,229

                                                     PRINCIPAL
                                                       AMOUNT
                                                    -----------
    CORPORATE BONDS (COST $1,306,629) 0.1%
    CAPITAL GOODS 0.1%
    Mueller Industries Inc., 6.00%, 11/01/14 ....   $1,319,000          976,060
                                                                   ------------
    TOTAL INVESTMENTS BEFORE SHORT TERM
       INVESTMENTS (COST $1,069,357,201) ........                   875,876,289
                                                                   ------------


                                                       SHARES
                                                    -----------
    SHORT TERM INVESTMENTS 6.9%
    MONEY MARKET FUNDS (COST $61,375,650) 6.5%

(d) Franklin Institutional Fiduciary Trust Money
       Market Portfolio, 0.04% ..................    61,375,650      61,375,650
                                                                   ------------
(e) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR
       LOANED SECURITIES 0.4%
    MONEY MARKET FUNDS (COST $1,774,233) 0.2%
(f) Bank of New York Institutional Cash Reserve
       Fund, 0.14% ..............................     1,774,233       1,756,491
                                                                   ------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                    -----------
(g) REPURCHASE AGREEMENTS 0.2%
    Deutsche Bank Securities Inc., 0.16%, 5/01/09
       (Maturity Value $203,001) Collateralized
       by U.S. Government Agency Securities,
       4.50%, 4/15/39 ...........................    $ 203,000          203,000
    Barclays Capital Inc., 0.17%, 5/01/09
       (Maturity Value $ 900,004) Collaterized by
       (h)U.S. Treasury Bills, 7/16/09; and U.S.
       Treasury Bonds, 3.875% - 8.75%, 8/15/20 -
       2/15/38 ..................................      900,000          900,000
    Banc of America Securities LLC, 0.17%,
       5/01/09 (Maturity Value $ 900,004)
       Collaterized by U.S. Government Agency
       Securities, 5.50% - 6.00%, 11/15/36 -
       3/20/39 ..................................      900,000          900,000
                                                                   ------------
                                                                      2,003,000
                                                                   ------------
    TOTAL INVESTMENTS FROM CASH COLLATERAL
       RECEIVED FOR LOANED SECURITIES
       (COST $3,777,233) ........................                     3,759,491
                                                                   ------------
    TOTAL SHORT TERM INVESTMENTS
       (COST $65,152,883) .......................                    65,135,141
                                                                   ------------
    TOTAL INVESTMENTS (COST $1,134,510,084)
       100.4% ...................................                   941,011,430
    OTHER ASSETS, LESS LIABILITIES (0.4)% .......                    (4,431,728)
                                                                   ------------
    NET ASSETS 100.0% ...........................                  $936,579,702
                                                                   ============


                             Semiannual Report | 97

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

FRANKLIN SMALL CAP VALUE FUND

(a)  A portion or all of the security is on loan at April 30, 2009. See Note
     1(e).

(b)  Non-income producing.

(c)  See Note 9 regarding holdings of 5% voting securities.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(e)  See Note 1(e) regarding securities on loan.

(f)  The rate shown is the annualized seven-day yield at period end.

(g)  See Note 1(c) regarding repurchase agreements.

(h)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             98 | Semiannual Report

Franklin Value Investors Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2009 (unaudited)

                                                                FRANKLIN        FRANKLIN        FRANKLIN
                                                                ALL CAP      BALANCE SHEET      LARGE CAP
                                                               VALUE FUND   INVESTMENT FUND    VALUE FUND
                                                              -----------   ---------------   ------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................   $13,324,268   $1,727,095,086    $139,813,287
      Cost - Non-controlled affiliated issuers (Note 9) ...            --      203,155,083              --
      Cost - Sweep Money Fund (Note 7) ....................       514,636      240,650,546       2,306,324
      Cost - Repurchase agreements ........................            --          597,000         262,813
                                                              -----------   --------------    ------------
      Total cost of investments ...........................   $13,838,904   $2,171,497,715    $142,782,424
                                                              ===========   ==============    ============
      Value - Unaffiliated issuers ........................   $10,721,953   $1,805,447,244    $107,287,490
      Value - Non-controlled affiliated issuers (Note 9) ..            --       86,378,842              --
      Value - Sweep Money Fund (Note 7) ...................       514,636      240,650,546       2,306,324
      Value - Repurchase agreements .......................            --          597,000         262,813
                                                              -----------   --------------    ------------
Total value of investments(a) .............................    11,236,589    2,133,073,632     109,856,627
   Receivables:
      Investment securities sold ..........................            --        5,222,993              --
      Capital shares sold .................................        17,678        4,554,789          85,755
      Dividends and interest ..............................        10,078        2,243,121         171,667
   Other assets ...........................................         7,248            4,297           7,521
                                                              -----------   --------------    ------------
         Total assets .....................................    11,271,593    2,145,098,832     110,121,570
                                                              -----------   --------------    ------------
Liabilities:
   Payables:
      Investment securities purchased .....................       101,660               --              --
      Capital shares redeemed .............................            63       17,828,024         267,243
      Affiliates ..........................................         2,254        1,435,836         125,069
      Reports to shareholders .............................         1,546           80,478          10,412
      Professional fees ...................................        14,975           46,072          19,301
      Unaffiliated transfer agent fees ....................            --        1,456,574          14,134
   Payable upon return of securities loaned ...............            --        4,491,673         262,813
   Accrued expenses and other liabilities .................           639          665,834           3,282
                                                              -----------   --------------    ------------
         Total liabilities ................................       121,137       26,004,491         702,254
                                                              -----------   --------------    ------------
            Net assets, at value ..........................   $11,150,456   $2,119,094,341    $109,419,316
                                                              ===========   ==============    ============
Net assets consist of:
   Paid-in capital ........................................   $17,655,848   $2,186,121,527    $149,115,954
   Undistributed net investment income ....................        24,568        6,931,580         342,343
   Net unrealized appreciation (depreciation) .............    (2,602,315)     (38,992,267)    (32,925,797)
   Accumulated net realized gain (loss) ...................    (3,927,645)     (34,966,499)     (7,113,184)
                                                              -----------   --------------    ------------
            Net assets, at value ..........................   $11,150,456   $2,119,094,341    $109,419,316
                                                              ===========   ==============    ============
(a) Includes securities loaned ............................   $        --   $    4,420,490    $    247,050

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 99

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2009 (unaudited)

                                                               FRANKLIN        FRANKLIN        FRANKLIN
                                                                ALL CAP     BALANCE SHEET     LARGE CAP
                                                              VALUE FUND   INVESTMENT FUND    VALUE FUND
                                                              ----------   ---------------   -----------
CLASS A:
   Net assets, at value ...................................   $9,145,444    $1,916,270,355   $76,602,430
                                                              ----------    --------------   -----------
   Shares outstanding .....................................    1,581,674        58,311,222     8,721,750
                                                              ----------    --------------   -----------
   Net asset value per share(a) ...........................   $     5.78    $        32.86   $      8.78
                                                              ----------    --------------   -----------
   Maximum offering price per share (net asset value per
      share / 94.25%) .....................................   $     6.13    $        34.86   $      9.32
                                                              ----------    --------------   -----------
CLASS B:
   Net assets, at value ...................................           --    $   39,395,525   $ 6,236,037
                                                              ----------    --------------   -----------
   Shares outstanding .....................................           --         1,206,853       713,925
                                                              ----------    --------------   -----------
   Net asset value and maximum offering price per
      share(a) ............................................           --    $        32.64   $      8.73
                                                              ----------    --------------   -----------
CLASS C:
   Net assets, at value ...................................   $1,340,554    $   64,321,586   $20,543,187
                                                              ----------    --------------   -----------
   Shares outstanding .....................................      232,987         1,979,253     2,355,018
                                                              ----------    --------------   -----------
   Net asset value and maximum offering price per
      share(a) ............................................   $     5.75    $        32.50   $      8.72
                                                              ----------    --------------   -----------
CLASS R:
   Net assets, at value ...................................   $    8,598    $   24,231,197   $ 3,223,503
                                                              ----------    --------------   -----------
   Shares outstanding .....................................        1,486           738,042       369,499
                                                              ----------    --------------   -----------
   Net asset value and maximum offering price per share ...   $     5.79    $        32.83   $      8.72
                                                              ----------    --------------   -----------
ADVISOR CLASS:
   Net assets, at value ...................................   $  655,860    $   74,875,678   $ 2,814,159
                                                              ----------    --------------   -----------
   Shares outstanding .....................................      113,080         2,246,271       321,638
                                                              ----------    --------------   -----------
   Net asset value and maximum offering price per share ...   $     5.80    $        33.33   $      8.75
                                                              ----------    --------------   -----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                            100 | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2009 (unaudited)

                                                                FRANKLIN       FRANKLIN        FRANKLIN
                                                                MICROCAP        MIDCAP         SMALL CAP
                                                               VALUE FUND     VALUE FUND      VALUE FUND
                                                              ------------   ------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................   $184,725,853   $ 62,235,622   $1,061,449,868
      Cost - Non-controlled affiliated issuers (Note 9) ...     65,693,302             --        9,681,566
      Cost - Sweep Money Fund (Note 7) ....................     20,957,757      2,356,455       61,375,650
      Cost - Repurchase agreements ........................             --             --        2,003,000
                                                              ------------   ------------   --------------
      Total cost of investments ...........................   $271,376,912   $ 64,592,077   $1,134,510,084
                                                              ============   ============   ==============
      Value - Unaffiliated issuers ........................   $178,643,927   $ 42,262,071   $  870,801,192
      Value - Non-controlled affiliated issuers (Note 9) ..     52,880,652             --        6,831,588
      Value - Sweep Money Fund (Note 7) ...................     20,957,757      2,356,455       61,375,650
      Value - Repurchase agreements .......................             --             --        2,003,000
                                                              ------------   ------------   --------------
      Total value of investments(a) .......................    252,482,336     44,618,526      941,011,430
   Receivables:
      Investment securities sold ..........................         71,960         80,307          123,955
      Capital shares sold .................................        153,152         66,335        2,370,722
      Dividends and interest ..............................        179,921         34,146          617,264
   Other assets ...........................................            500             87            1,671
                                                              ------------   ------------   --------------
         Total assets .....................................    252,887,869     44,799,401      944,125,042
                                                              ============   ============   ==============
Liabilities:
   Payables:
      Investment securities purchased .....................          5,336             --               --
      Capital shares redeemed .............................        275,066         86,481        2,456,388
      Affiliates ..........................................        201,985         33,150          935,106
      Reports to shareholders .............................         14,472         11,151           29,309
      Professional fees ...................................         18,637         14,307           26,264
      Unaffiliated transfer agent fees ....................         50,421            112           88,833
   Funds advanced by custodian ............................         18,891             --               --
   Payable upon return of securities loaned ...............             --             --        3,777,233
   Accrued expenses and other liabilities .................            992          2,311          232,207
                                                              ------------   ------------   --------------
         Total liabilities ................................        585,800        147,512        7,545,340
                                                              ------------   ------------   --------------
            Net assets, at value ..........................   $252,302,069   $ 44,651,889   $  936,579,702
                                                              ============   ============   ==============
Net assets consist of:
   Paid-in capital ........................................   $280,639,355   $ 73,330,680   $1,152,926,247
   Undistributed net investment income/distributions in
      excess of net investment income .....................        640,486       (267,784)       2,069,380
   Net unrealized appreciation (depreciation) .............    (18,896,481)   (19,973,551)    (193,723,779)
   Accumulated net realized gain (loss) ...................    (10,081,291)    (8,437,456)     (24,692,146)
                                                              ------------   ------------   --------------
            Net assets, at value ..........................   $252,302,069   $ 44,651,889   $  936,579,702
                                                              ============   ============   ==============
(a) Includes securities loaned                                $         --   $         --   $    3,947,092

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 101

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2009 (unaudited)

                                                                FRANKLIN       FRANKLIN      FRANKLIN
                                                                MICROCAP        MIDCAP       SMALL CAP
                                                               VALUE FUND     VALUE FUND    VALUE FUND
                                                              ------------   -----------   ------------
CLASS A:
   Net assets, at value ...................................   $192,301,364   $36,014,528   $523,649,130
                                                              ------------   -----------   ------------
   Shares outstanding .....................................      9,315,921     5,039,827     18,803,490
                                                              ------------   -----------   ------------
   Net asset value per share(a) ...........................   $      20.64   $      7.15   $      27.85
                                                              ------------   -----------   ------------
   Maximum offering price per share (net asset value per
      share / 94.25%) .....................................   $      21.90   $      7.59   $      29.55
                                                              ------------   -----------   ------------
CLASS B:
   Net assets, at value ...................................             --            --   $ 28,806,314
                                                              ------------   -----------   ------------
   Shares outstanding .....................................             --            --      1,074,420
                                                              ------------   -----------   ------------
   Net asset value and maximum offering price per
      share(a) ............................................             --            --   $      26.81
                                                              ------------   -----------   ------------
CLASS C:
   Net assets, at value ...................................             --   $ 7,345,921   $135,512,755
                                                              ------------   -----------   ------------
   Shares outstanding .....................................             --     1,033,805      5,128,953
                                                              ------------   -----------   ------------
   Net asset value and maximum offering price per
      share(a) ............................................             --   $      7.11   $      26.42
                                                              ------------   -----------   ------------
CLASS R:
   Net assets, at value ...................................             --   $   329,111   $124,820,934
                                                              ------------   -----------   ------------
   Shares outstanding .....................................             --        46,101      4,512,825
                                                              ------------   -----------   ------------
   Net asset value and maximum offering price per share ...             --   $      7.14   $      27.66
                                                              ------------   -----------   ------------
ADVISOR CLASS:
   Net assets, at value ...................................   $ 60,000,705   $   962,329   $123,790,569
                                                              ------------   -----------   ------------
   Shares outstanding .....................................      2,908,559       134,416      4,326,439
                                                              ------------   -----------   ------------
   Net asset value and maximum offering price per share ...   $      20.63   $      7.16   $      28.61
                                                              ------------   -----------   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                            102 | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS
for the period ended April 30, 2009 (unaudited)

                                                                FRANKLIN        FRANKLIN        FRANKLIN
                                                                ALL CAP      BALANCE SHEET      LARGE CAP
                                                               VALUE FUND   INVESTMENT FUND    VALUE FUND
                                                              -----------   ---------------   ------------
Investment income:
   Dividends:
      Unaffiliated issuers ................................   $   138,459    $  25,294,474    $  1,804,192
      Sweep Money Fund (Note 7) ...........................         3,189        1,038,637           6,905
   Interest ...............................................            --          197,843              --
   Income from securities loaned ..........................            --          175,036          15,744
                                                              -----------    -------------    ------------
         Total investment income ..........................       141,648       26,705,990       1,826,841
                                                              -----------    -------------    ------------
Expenses:
   Management fees (Note 3a) ..............................        30,429        4,297,742         285,215
   Administrative fees (Note 3b) ..........................        11,761               --         105,789
   Distribution fees: (Note 3c)
      Class A .............................................        15,843        2,339,951         104,748
      Class B .............................................            --          204,789          32,995
      Class C .............................................         7,136          321,087         100,727
      Class R .............................................            19           55,331           6,938
   Transfer agent fees (Note 3e) ..........................        11,355        3,268,113         170,389
   Custodian fees (Note 4) ................................           101           25,482             926
   Reports to shareholders ................................         3,166           81,106          20,435
   Registration and filing fees ...........................        23,997          127,874          30,406
   Professional fees ......................................        12,584           36,843          12,743
   Trustees' fees and expenses ............................           422          115,008           5,181
   Other ..................................................         2,653            8,203           4,246
                                                              -----------    -------------    ------------
            Total expenses ................................       119,466       10,881,529         880,738
            Expense reductions (Note 4) ...................            (4)            (112)             --
            Expenses waived/paid by affiliates (Note 3f) ..       (43,544)              --              --
                                                              -----------    -------------    ------------
               Net expenses ...............................        75,918       10,881,417         880,738
                                                              -----------    -------------    ------------
                  Net investment income ...................        65,730       15,824,573         946,103
                                                              -----------    -------------    ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .........................................    (2,796,226)     (35,757,867)        (19,048)
      Capital gains distributions .........................            --        1,452,104              --
      Foreign currency transactions .......................            --            4,054              --
                                                              -----------    -------------    ------------
                  Net realized gain (loss) ................    (2,796,226)     (34,301,709)        (19,048)
                                                              -----------    -------------    ------------
Net change in unrealized appreciation (depreciation) on
   investments ............................................     1,506,817     (189,721,195)    (13,063,849)
                                                              -----------    -------------    ------------
Net realized and unrealized gain (loss) ...................    (1,289,409)    (224,022,904)    (13,082,897)
                                                              -----------    -------------    ------------
Net increase (decrease) in net assets resulting from
   operations .............................................   $(1,223,679)   $(208,198,331)   $(12,136,794)
                                                              ===========    =============    ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 103

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the period ended April 30, 2009 (unaudited)

                                                                FRANKLIN       FRANKLIN      FRANKLIN
                                                                MICROCAP        MIDCAP       SMALL CAP
                                                               VALUE FUND     VALUE FUND    VALUE FUND
                                                              ------------   -----------   ------------
Investment income:
   Dividends:
      Unaffiliated issuers ................................   $  1,974,302   $   237,641   $  9,678,394
      Non-controlled affiliated issuers (Note 9) ..........        712,308            --        116,580
      Sweep Money Fund (Note 7) ...........................         92,192         3,287        219,050
   Interest ...............................................        295,731            --         40,496
   Income from securities loaned ..........................             --            --        140,517
                                                              ------------   -----------   ------------
            Total investment income .......................      3,074,533       240,928     10,195,037
                                                              ------------   -----------   ------------
Expenses:
   Management fees (Note 3a) ..............................        871,548       155,244      2,700,260
   Administrative fees (Note 3b) ..........................             --        42,189             --
   Distribution fees: (Note 3c)
      Class A .............................................        227,045        53,883        629,372
      Class B .............................................             --            --        138,063
      Class C .............................................             --        34,355        611,954
      Class R .............................................             --           701        250,807
   Transfer agent fees (Note 3e) ..........................        216,668        77,383      1,531,691
   Custodian fees (Note 4) ................................          2,101           434          9,137
   Reports to shareholders ................................         26,268        10,801        144,105
   Registration and filing fees ...........................         18,376        23,653         41,618
   Professional fees ......................................         13,133        12,466         21,100
   Trustees' fees and expenses ............................         13,758         2,023         39,747
   Other ..................................................          9,134         3,868         20,773
                                                              ------------   -----------   ------------
            Total expenses ................................      1,398,031       417,000      6,138,627
            Expense reductions (Note 4) ...................           (213)           (1)          (115)
            Expenses waived/paid by affiliates (Note 3f) ..             --      (106,574)            --
                                                              ------------   -----------   ------------
               Net expenses ...............................      1,397,818       310,425      6,138,512
                                                              ------------   -----------   ------------
                  Net investment income (loss) ............      1,676,715       (69,497)     4,056,525
                                                              ------------   -----------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers .............................     (7,798,016)   (5,746,039)   (24,481,199)
         Non-controlled affiliated issuers (Note 9) .......     (2,282,436)           --             --
                                                              ------------   -----------   ------------
   Net realized gain (loss) ...............................    (10,080,452)   (5,746,039)   (24,481,199)
                                                              ------------   -----------   ------------
   Net change in unrealized appreciation (depreciation) on
      investments .........................................    (17,895,996)    4,460,847      6,108,056
                                                              ------------   -----------   ------------
Net realized and unrealized gain (loss) ...................    (27,976,448)   (1,285,192)   (18,373,143)
                                                              ------------   -----------   ------------
Net increase (decrease) in net assets resulting from
   operations .............................................   $(26,299,733)  $(1,354,689)  $(14,316,618)
                                                              ============   ===========   ============

   The accompanying notes are an integral part of these financial statements.


                            104 | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FRANKLIN ALL CAP            FRANKLIN BALANCE SHEET
                                                                      VALUE FUND                   INVESTMENT FUND
                                                              -------------------------   --------------------------------
                                                               SIX MONTHS                   SIX MONTHS
                                                                 ENDED                         ENDED
                                                               APRIL 30,     YEAR ENDED      APRIL 30,        YEAR ENDED
                                                                  2009      OCTOBER 31,        2009           OCTOBER 31,
                                                              (UNAUDITED)       2008        (UNAUDITED)          2008
                                                              -----------   -----------   --------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................   $    65,730   $    67,145   $   15,824,573   $    45,290,644
      Net realized gain (loss) from investments, capital
         gain distributions, and foreign currency
         transactions .....................................    (2,796,226)   (1,060,096)     (34,301,709)      193,442,300
      Net change in unrealized appreciation (depreciation)
         on investments ...................................     1,506,817    (3,955,915)    (189,721,195)   (1,933,874,631)
                                                              -----------   -----------   --------------   ---------------
            Net increase (decrease) in net assets resulting
               from operations ............................    (1,223,679)   (4,948,866)    (208,198,331)   (1,695,141,687)
                                                              -----------   -----------   --------------   ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................      (100,860)      (43,343)     (40,097,964)      (39,612,923)
         Class B ..........................................            --            --         (348,834)         (173,445)
         Class C ..........................................        (4,222)       (4,764)        (748,614)         (181,226)
         Class R ..........................................           (57)          (46)        (367,708)         (468,985)
         Advisor Class ....................................        (6,804)       (6,079)      (2,249,917)       (4,626,751)
      Net realized gains:
         Class A ..........................................            --            --      (59,929,551)     (335,976,978)
         Class B ..........................................            --            --       (1,406,208)       (9,320,941)
         Class C ..........................................            --            --       (2,119,219)      (10,342,910)
         Class R ..........................................            --            --         (735,206)       (5,217,525)
         Advisor Class ....................................            --            --       (2,839,362)      (30,754,478)
                                                              -----------   -----------   --------------   ---------------
   Total distributions to shareholders ....................      (111,943)      (54,232)    (110,842,583)     (436,676,162)
                                                              -----------   -----------   --------------   ---------------
   Capital share transactions: (Note 2)
         Class A ..........................................       720,676     6,421,722       32,966,918      (191,444,773)
         Class B ..........................................            --            --       (5,527,356)      (14,740,263)
         Class C ..........................................        46,456     1,248,239        1,415,744         2,715,610
         Class R ..........................................         2,480            --        1,081,344       (11,233,052)
         Advisor Class ....................................        90,752       (14,021)     (12,818,975)     (160,196,330)
                                                              -----------   -----------   --------------   ---------------
   Total capital share transactions .......................       860,364     7,655,940       17,117,675      (374,898,808)
                                                              -----------   -----------   --------------   ---------------
   Redemption fees ........................................            --            75               --            53,435
                                                              -----------   -----------   --------------   ---------------
            Net increase (decrease) in net assets .........      (475,258)    2,652,917     (301,923,239)   (2,506,663,222)
Net assets:
   Beginning of period ....................................    11,625,714     8,972,797    2,421,017,580     4,927,680,802
                                                              -----------   -----------   --------------   ---------------
   End of period ..........................................   $11,150,456   $11,625,714   $2,119,094,341   $ 2,421,017,580
                                                              ===========   ===========   ==============   ===============
Undistributed net investment income included in net assets:
   End of period ..........................................   $    24,568   $    70,781   $    6,931,580   $    34,920,044
                                                              ===========   ===========   ==============   ===============

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 105

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                   FRANKLIN LARGE CAP              FRANKLIN MICROCAP
                                                                       VALUE FUND                      VALUE FUND
                                                              ----------------------------   -----------------------------
                                                                SIX MONTHS                    SIX MONTHS
                                                                  ENDED                         ENDED
                                                                APRIL 30,      YEAR ENDED      APRIL 30,      YEAR ENDED
                                                                   2009       OCTOBER 31,        2009         OCTOBER 31,
                                                               (UNAUDITED)        2008        (UNAUDITED)         2008
                                                              ------------   -------------   -------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................   $    946,103   $   2,099,617   $   1,676,715   $   4,745,545
      Net realized gain (loss) from investments and
         foreign currency transactions ....................        (19,048)     (7,064,026)    (10,080,452)     25,208,503
      Net change in unrealized appreciation (depreciation)
         on investments ...................................    (13,063,849)    (70,861,974)    (17,895,996)   (187,815,244)
                                                              ------------   -------------   -------------   -------------
            Net increase (decrease) in net assets resulting
               from operations ............................    (12,136,794)    (75,826,383)    (26,299,733)   (157,861,196)
                                                              ------------   -------------   -------------   -------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................     (1,603,109)     (2,093,601)     (3,722,865)     (4,202,918)
         Class B ..........................................        (69,476)       (126,996)             --              --
         Class C ..........................................       (225,115)       (331,946)             --              --
         Class R ..........................................        (48,080)        (97,376)             --              --
         Advisor Class ....................................        (65,893)        (59,611)     (1,247,034)       (487,350)
      Net realized gains:
         Class A ..........................................             --      (8,731,257)    (17,183,084)    (53,228,790)
         Class B ..........................................             --      (1,064,276)             --              --
         Class C ..........................................             --      (2,886,149)             --              --
         Class R ..........................................             --        (442,897)             --              --
         Advisor Class ....................................             --        (194,600)     (4,795,287)     (4,817,863)
                                                              ------------   -------------   -------------   -------------
   Total distributions to shareholders ....................     (2,011,673)    (16,028,709)    (26,948,270)    (62,736,921)
                                                              ------------   -------------   -------------   -------------
   Capital share transactions: (Note 2)
         Class A ..........................................      1,644,504      (4,937,150)     (3,542,119)    (36,300,801)
         Class B ..........................................     (1,231,724)     (3,313,180)             --              --
         Class C ..........................................     (1,526,626)     (8,806,321)             --              --
         Class R ..........................................        (20,492)     (1,405,945)             --              --
         Advisor Class ....................................        493,395         867,997       9,578,296      55,619,479
                                                              ------------   -------------   -------------   -------------
   Total capital share transactions .......................       (640,943)    (17,594,599)      6,036,177      19,318,678
                                                              ------------   -------------   -------------   -------------
   Redemption fees ........................................             --             961              --           2,478
                                                              ------------   -------------   -------------   -------------
            Net increase (decrease) in net assets .........    (14,789,410)   (109,448,730)    (47,211,826)   (201,276,961)
Net assets:
   Beginning of period ....................................    124,208,726     233,657,456     299,513,895     500,790,856
                                                              ------------   -------------   -------------   -------------
   End of period ..........................................   $109,419,316   $ 124,208,726   $ 252,302,069   $ 299,513,895
                                                              ============   =============   =============   =============
Undistributed net investment income included in net assets:
   End of period ..........................................   $    342,343   $   1,407,913   $     640,486   $   3,933,670
                                                              ============   =============   =============   =============

   The accompanying notes are an integral part of these financial statements.


                             106 | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                    FRANKLIN MIDCAP                      FRANKLIN SMALL CAP
                                                                       VALUE FUND                           VALUE FUND
                                                          -----------------------------------   -----------------------------------
                                                          SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                           APRIL 30, 2009      PERIOD ENDED      APRIL 30, 2009       YEAR ENDED
                                                             (UNAUDITED)     OCTOBER 31, 2008      (UNAUDITED)     OCTOBER 31, 2008
                                                          ----------------   ----------------   ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ....................     $   (69,497)       $     37,314       $  4,056,525      $    8,410,074
      Net realized gain (loss) from investments and
      foreign currency transactions ...................      (5,746,039)         (2,361,038)       (24,481,199)            (18,928)
      Net change in unrealized appreciation
         (depreciation) on investments ................       4,460,847         (28,934,362)         6,108,056        (490,978,215)
                                                            -----------        ------------       ------------      --------------
            Net increase (decrease) in net assets
               resulting from operations ..............      (1,354,689)        (31,258,086)       (14,316,618)       (482,587,069)
                                                            -----------        ------------       ------------      --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................................        (251,489)           (781,238)        (5,454,038)         (6,544,236)
         Class C ......................................              --             (76,158)          (183,684)           (206,876)
         Class R ......................................          (1,735)             (3,052)          (969,054)           (731,468)
         Advisor Class ................................          (8,307)            (15,822)        (1,584,422)           (633,597)
      Net realized gains:
         Class A ......................................              --            (891,244)                --         (29,895,180)
         Class B ......................................              --                  --                 --          (2,563,602)
         Class C ......................................              --            (186,887)                --          (9,528,016)
         Class R ......................................              --              (5,498)                --          (4,038,099)
         Advisor Class ................................              --             (13,871)                --          (2,133,160)
                                                            -----------        ------------       ------------      --------------
   Total distributions to shareholders ................        (261,531)         (1,973,770)        (8,191,198)        (56,274,234)
                                                            -----------        ------------       ------------      --------------
   Capital share transactions: (Note 2)
         Class A ......................................      (2,248,489)         (6,043,995)        (2,483,081)         27,166,122
         Class B ......................................              --                  --         (4,805,617)        (13,058,873)
         Class C ......................................        (386,654)         (1,394,212)        (6,310,998)        (21,002,910)
         Class R ......................................          (2,904)           (140,877)        17,796,510          52,297,147
         Advisor Class ................................         199,815              91,635         45,309,386          43,260,103
                                                            -----------        ------------       ------------      --------------
   Total capital share transactions ...................      (2,438,232)         (7,487,449)        49,506,200          88,661,589
                                                            -----------        ------------       ------------      --------------
   Redemption fees ....................................              --                  62                 --              10,428
                                                            -----------        ------------       ------------      --------------
            Net increase (decrease) in net assets .....      (4,054,452)        (40,719,243)        26,998,384        (450,189,286)
Net assets:
   Beginning of period ................................      48,706,341          89,425,584        909,581,318       1,359,770,604
                                                            -----------        ------------       ------------      --------------
   End of period ......................................     $44,651,889        $ 48,706,341       $936,579,702      $  909,581,318
                                                            ===========        ============       ============      ==============
Undistributed net investment income (distributions
   in excess of net investment income) included
   in net assets:
   End of period ......................................     $  (267,784)       $     63,244       $  2,069,380      $    6,204,053
                                                            ===========        ============       ============      ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 107

Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                     CLASS A, CLASS C,            CLASS A, CLASS B, CLASS C,
CLASS A & ADVISOR CLASS          CLASS R & ADVISOR CLASS            CLASS R & ADVISOR CLASS
-----------------------        ---------------------------   --------------------------------------
Franklin MicroCap Value Fund   Franklin All Cap Value Fund   Franklin Balance Sheet Investment Fund
                               Franklin MidCap Value Fund    Franklin Large Cap Value Fund
                                                             Franklin Small Cap Value Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                             108 | Semiannual Report

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Funds at period end had been entered into on April 30, 2009. Repurchase agreements are valued at cost.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                             Semiannual Report | 109

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SECURITIES LENDING

Certain funds participate in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money market fund managed by the fund's custodian on the fund's behalf, and/or repurchase agreements. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund.

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years (for the open tax year for the Franklin All Cap Value Fund) and as of April 30, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                             110 | Semiannual Report

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             Semiannual Report | 111

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2009, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                             FRANKLIN ALL CAP          FRANKLIN BALANCE SHEET
                                                VALUE FUND                INVESTMENT FUND
                                          ----------------------   -----------------------------
                                           SHARES       AMOUNT        SHARES          AMOUNT
                                          --------   -----------   -----------   ---------------
CLASS A SHARES:
Six Months ended April 30, 2009
   Shares sold ........................    890,429   $ 5,062,621     8,423,107   $   264,480,447
   Shares issued in reinvestment
      of distributions ................     13,926        78,541     2,945,251        95,485,017
   Shares redeemed ....................   (843,684)   (4,420,486)  (10,367,349)     (326,998,546)
                                          --------   -----------   -----------   ---------------
   Net increase (decrease) ............     60,671   $   720,676     1,001,009   $    32,966,918
                                          ========   ===========   ===========   ===============
Year ended October 31, 2008
   Shares sold ........................    975,195   $ 8,074,206    10,846,485   $   572,037,155
   Shares issued in reinvestment
      of distributions ................      3,523        30,828     6,319,439       358,944,116
   Shares redeemed ....................   (207,407)   (1,683,312)  (20,825,062)   (1,122,426,044)
                                          --------   -----------   -----------   ---------------
   Net increase (decrease) ............    771,311   $ 6,421,722    (3,659,138)  $  (191,444,773)
                                          ========   ===========   ===========   ===============
CLASS B SHARES:
Six Months ended April 30, 2009
   Shares sold ........................                                 19,518   $       638,134
   Shares issued in reinvestment
      of distributions ................                                 49,511         1,598,719
   Shares redeemed ....................                               (253,165)       (7,764,209)
                                                                   -----------   ---------------
   Net increase (decrease) ............                               (184,136)  $    (5,527,356)
                                                                   ===========   ===============
Year ended October 31, 2008
   Shares sold ........................                                 41,664   $     2,110,697
   Shares issued in reinvestment
      of distributions ................                                151,839         8,530,325
   Shares redeemed ....................                               (481,977)      (25,381,285)
                                                                   -----------   ---------------
   Net increase (decrease) ............                               (288,474)  $   (14,740,263)
                                                                   ===========   ===============
CLASS C SHARES:
Six Months ended April 30, 2009
   Shares sold ........................    112,997   $   626,261       393,496   $    12,683,545
   Shares issued in reinvestment
      of distributions ................        718         4,035        81,896         2,632,952
   Shares redeemed ....................   (117,971)     (583,840)     (456,857)      (13,900,753)
                                          --------   -----------   -----------   ---------------
   Net increase (decrease) ............     (4,256)  $    46,456        18,535   $     1,415,744
                                          ========   ===========   ===========   ===============
Year ended October 31, 2008
   Shares sold ........................    209,986   $ 1,741,099       503,525   $    26,147,941
   Shares issued in reinvestment
      of distributions ................        496         4,332       169,875         9,560,562
   Shares redeemed ....................    (62,418)     (497,192)     (625,120)      (32,992,893)
                                          --------   -----------   -----------   ---------------
   Net increase (decrease) ............    148,064   $ 1,248,239        48,280   $     2,715,610
                                          ========   ===========   ===========   ===============


                             112 | Semiannual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                            FRANKLIN ALL CAP      FRANKLIN BALANCE SHEET
                                               VALUE FUND             INVESTMENT FUND
                                          -------------------   --------------------------
                                           SHARES     AMOUNT      SHARES         AMOUNT
                                          -------   ---------   ----------   -------------
CLASS R SHARES:
Six Months ended April 30, 2009
   Shares sold ........................       483   $   2,462      110,900   $   3,469,783
   Shares issued in reinvestment
      of distributions ................         3          18       34,020       1,102,914
   Shares redeemed ....................        --          --     (111,098)     (3,491,353)
                                          -------   ---------   ----------   -------------
   Net increase (decrease) ............       486   $   2,480       33,822   $   1,081,344
                                          =======   =========   ==========   =============
Year ended October 31, 2008
   Shares sold ........................        --   $      --      195,428   $  10,465,009
   Shares issued in reinvestment
      of distributions ................        --          --      100,718       5,686,511
   Shares redeemed ....................        --          --     (518,837)    (27,384,572)
                                          -------   ---------   ----------   -------------
   Net increase (decrease) ............        --   $      --     (222,691)  $ (11,233,052)
                                          =======   =========   ==========   =============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2009
   Shares sold ........................    39,092   $ 226,365      476,920   $  15,614,057
   Shares issued in reinvestment
      of distributions ................     1,192       6,737       94,700       3,110,892
   Shares redeemed ....................   (29,144)   (142,350)    (975,444)    (31,543,924)
                                          -------   ---------   ----------   -------------
   Net increase (decrease) ............    11,140   $  90,752     (403,824)  $ (12,818,975)
                                          =======   =========   ==========   =============
Year ended October 31, 2008
   Shares sold ........................    15,431   $ 128,191    1,499,973   $  83,529,075
   Shares issued in reinvestment
      of distributions ................       680       5,955      138,628       7,872,659
   Shares redeemed in-kind (Note 11) ..        --          --   (2,252,843)   (122,194,190)
   Shares redeemed ....................   (16,766)   (148,167)  (2,348,909)   (129,403,874)
                                          -------   ---------   ----------   -------------
   Net increase (decrease) ............      (655)  $ (14,021)  (2,963,151)  $(160,196,330)
                                          =======   =========   ==========   =============

                                              FRANKLIN LARGE CAP           FRANKLIN MICROCAP
                                                  VALUE FUND                  VALUE FUND
                                          -------------------------   --------------------------
                                            SHARES        AMOUNT        SHARES         AMOUNT
                                          ----------   ------------   ----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2009
   Shares sold ........................    1,865,789   $ 15,936,560      507,168   $  10,138,891
   Shares issued in reinvestment
      of distributions ................      163,609      1,420,130      973,071      19,052,721
   Shares redeemed ....................   (1,929,352)   (15,712,186)  (1,652,066)    (32,733,731)
                                          ----------   ------------   ----------   -------------
   Net increase (decrease) ............      100,046   $  1,644,504     (171,827)  $  (3,542,119)
                                          ==========   ============   ==========   =============
Year ended October 31, 2008
   Shares sold ........................    1,805,018   $ 23,881,164      847,228   $  28,033,464
   Shares issued in reinvestment
      of distributions ................      675,677      9,770,294    1,552,999      52,056,610
   Shares redeemed ....................   (2,883,177)   (38,588,608)  (3,543,547)   (116,390,875)
                                          ----------   ------------   ----------   -------------
   Net increase (decrease) ............     (402,482)  $ (4,937,150)  (1,143,320)  $ (36,300,801)
                                          ==========   ============   ==========   =============


                             Semiannual Report | 113

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                              FRANKLIN LARGE CAP
                                                  VALUE FUND
                                          -------------------------
                                            SHARES        AMOUNT
                                          ----------   ------------
CLASS B SHARES:
Six Months ended April 30, 2009
   Shares sold ........................       37,152   $    318,890
   Shares issued in reinvestment
      of distributions ................        7,036         60,928
   Shares redeemed ....................     (201,149)    (1,611,542)
                                          ----------   ------------
   Net increase (decrease) ............     (156,961)  $ (1,231,724)
                                          ==========   ============
Year ended October 31, 2008
   Shares sold ........................       47,189   $    635,266
   Shares issued in reinvestment
      of distributions ................       73,708      1,057,707
   Shares redeemed ....................     (375,818)    (5,006,153)
                                          ----------   ------------
   Net increase (decrease) ............     (254,921)  $ (3,313,180)
                                          ==========   ============
CLASS C SHARES:
Six Months ended April 30, 2009
   Shares sold ........................      313,274   $  2,659,063
   Shares issued in reinvestment
      of distributions ................       22,455        194,235
   Shares redeemed ....................     (535,237)    (4,379,924)
                                          ----------   ------------
   Net increase (decrease) ............     (199,508)  $ (1,526,626)
                                          ==========   ============
Year ended October 31, 2008
   Shares sold ........................      416,403   $  5,254,975
   Shares issued in reinvestment
      of distributions ................      200,862      2,880,367
   Shares redeemed ....................   (1,255,637)   (16,941,663)
                                          ----------   ------------
   Net increase (decrease) ............     (638,372)  $ (8,806,321)
                                          ==========   ============
CLASS R SHARES:
Six Months ended April 30, 2009
   Shares sold ........................       96,408   $    743,597
   Shares issued in reinvestment
      of distributions ................        5,489         47,368
   Shares redeemed ....................      (96,945)      (811,457)
                                          ----------   ------------
   Net increase (decrease) ............        4,952   $    (20,492)
                                          ==========   ============
Year ended October 31, 2008
   Shares sold ........................      115,218   $  1,531,503
   Shares issued in reinvestment
      of distributions ................       37,279        534,576
   Shares redeemed ....................     (258,379)    (3,472,024)
                                          ----------   ------------
   Net increase (decrease) ............     (105,882)  $ (1,405,945)
                                          ==========   ============


                             114 | Semiannual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       FRANKLIN LARGE CAP           FRANKLIN MICROCAP
                                          VALUE FUND                   VALUE FUND
                                   -------------------------   --------------------------
                                     SHARES        AMOUNT        SHARES         AMOUNT
                                   ----------   ------------   ----------   -------------
ADVISOR CLASS SHARES:
Six Months ended April 30, 2009
   Shares sold .................      129,420   $  1,082,681      371,588   $   7,579,274
   Shares issued in reinvestment
      of distributions .........        7,347         63,478      308,798       6,037,007
    Shares redeemed .............     (81,858)      (652,764)    (217,636)     (4,037,985)
                                    ----------  ------------   ----------   -------------
  Net increase (decrease) .....        54,909   $    493,395      462,750   $   9,578,296
                                    ==========  ============   ==========   =============
Year ended October 31, 2008
   Shares sold .................       94,836   $  1,238,371    1,607,030   $  52,303,800
   Shares issued in reinvestment
      of distributions .........       16,740        241,219      157,758       5,288,026
   Shares redeemed .............      (46,596)      (611,593)     (62,072)     (1,972,347)
                                   ----------   ------------   ----------   -------------
   Net increase (decrease) .....       64,980   $    867,997    1,702,716   $  55,619,479
                                   ==========   ============   ==========   =============

                                        FRANKLIN MIDCAP            FRANKLIN SMALL CAP
                                           VALUE FUND                 VALUE FUND
                                   -------------------------   --------------------------
                                     SHARES        AMOUNT        SHARES         AMOUNT
                                   ----------   ------------   ----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2009
   Shares sold .................      872,313   $  5,740,901    3,434,121   $  85,088,608
   Shares issued in reinvestment
      of distributions .........       35,369        231,314      195,700       4,853,382
   Shares redeemed .............   (1,290,629)    (8,220,704)  (3,856,306)    (92,425,071)
                                   ----------   ------------   ----------   -------------
   Net increase (decrease) .....     (382,947)  $ (2,248,489)    (226,485)  $  (2,483,081)
                                   ==========   ============   ==========   =============
Year ended October 31, 2008
   Shares sold .................    1,591,659   $ 16,697,729    6,090,932   $ 237,495,937
   Shares issued in reinvestment
      of distributions .........      144,284      1,589,960      824,420      32,498,622
   Shares redeemed .............   (2,395,450)   (24,331,684)  (6,369,955)   (242,828,437)
                                   ----------   ------------   ----------   -------------
   Net increase (decrease) .....     (659,507)  $ (6,043,995)     545,397   $  27,166,122
                                   ==========   ============   ==========   =============
CLASS B SHARES:
Six Months ended April 30, 2009
   Shares sold .................                                   44,606   $   1,075,912
   Shares redeemed .............                                 (255,271)     (5,881,529)
                                                               ----------   -------------
   Net increase (decrease) .....                                 (210,665)  $  (4,805,617)
                                                               ==========   =============
Year ended October 31, 2008
   Shares sold .................                                   75,715   $   2,765,568
   Shares issued in reinvestment
      of distributions .........                                   63,127       2,392,512
   Shares redeemed .............                                 (492,933)    (18,216,953)
                                                               ----------   -------------
   Net increase (decrease) .....                                 (354,091)  $ (13,058,873)
                                                               ==========   =============


                             Semiannual Report | 115

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                      FRANKLIN MIDCAP           FRANKLIN SMALL CAP
                                         VALUE FUND                VALUE FUND
                                   ----------------------   -------------------------
                                    SHARES       AMOUNT       SHARES        AMOUNT
                                   --------   -----------   ----------   ------------
CLASS C SHARES:
Six Months ended April 30, 2009
   Shares sold .................    168,050   $ 1,100,561      738,829   $ 17,408,690
   Shares issued in reinvestment
      of distributions .........         --            --        6,714        158,385
   Shares redeemed .............   (235,542)   (1,487,215)  (1,067,267)   (23,878,073)
                                   --------   -----------   ----------   ------------
   Net increase (decrease) .....    (67,492)  $  (386,654)    (321,724)  $ (6,310,998)
                                   ========   ===========   ==========   ============
Year ended October 31, 2008
   Shares sold .................    339,706   $ 3,447,863    1,137,706   $ 41,271,087
   Shares issued in reinvestment
      of distributions .........     22,426       246,235      228,018      8,525,589
   Shares redeemed .............   (539,151)   (5,088,310)  (1,963,649)   (70,799,586)
                                   --------   -----------   ----------   ------------
   Net increase (decrease) .....   (177,019)  $(1,394,212)    (597,925)  $(21,002,910)
                                   ========   ===========   ==========   ============
CLASS R SHARES:
Six Months ended April 30, 2009
   Shares sold .................     13,408   $    85,818    1,714,423   $ 41,845,469
   Shares issued in reinvestment
      of distributions .........        265         1,735       34,180        842,535
   Shares redeemed .............    (14,045)      (90,457)  (1,023,720)   (24,891,494)
                                   --------   -----------   ----------   ------------
   Net increase (decrease) .....       (372)  $    (2,904)     724,883   $ 17,796,510
                                   ========   ===========   ==========   ============
Year ended October 31, 2008
   Shares sold .................     21,036   $   230,014    2,353,957   $ 89,619,723
   Shares issued in reinvestment
      of distributions .........        776         8,550      107,596      4,219,897
   Shares redeemed .............    (33,422)     (379,441)  (1,093,421)   (41,542,473)
                                   --------   -----------   ----------   ------------
   Net increase (decrease) .....    (11,610)  $  (140,877)   1,368,132   $ 52,297,147
                                   ========   ===========   ==========   ============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2009
   Shares sold .................     47,187   $   310,207    2,571,054   $ 65,531,113
   Shares issued in reinvestment
      of distributions .........      1,240         8,121       52,744      1,342,327
   Shares redeemed .............    (18,390)     (118,513)    (888,413)   (21,564,054)
                                   --------   -----------   ----------   ------------
   Net increase (decrease) .....     30,037   $   199,815    1,735,385   $ 45,309,386
                                   ========   ===========   ==========   ============
Year ended October 31, 2008
   Shares sold .................     22,122   $   218,292    1,939,763   $ 71,478,491
   Shares issued in reinvestment
      of distributions .........      2,612        28,910       53,178      2,153,708
   Shares redeemed .............    (15,158)     (155,567)    (793,125)   (30,372,096)
                                   --------   -----------   ----------   ------------
   Net increase (decrease) .....      9,576   $    91,635    1,199,816   $ 43,260,103
                                   ========   ===========   ==========   ============


                             116 | Semiannual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisory Services, LLC (Advisory Services)             Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Franklin All Cap Value Fund and the Franklin Large Cap Value Fund each pay an investment management fee to Advisory Services based on their respective average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.550%         Up to and including $500 million
       0.450%         Over $500 million, up to and including $1 billion
       0.400%         Over $1 billion, up to and including $1.5 billion
       0.350%         Over $1.5 billion, up to and including $6.5 billion
       0.325%         Over $6.5 billion, up to and including $11.5 billion
       0.300%         Over $11.5 billion, up to and including $16.5 billion
       0.290%         Over $16.5 billion, up to and including $19 billion
       0.280%         Over $19 billion, up to and including $21.5 billion
       0.270%         In excess of $21.5 billion

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         In excess of $15 billion

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.


                             Semiannual Report | 117

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.750%         Up to and including $500 million
       0.650%         Over $500 million, up to and including $1 billion
       0.600%         Over $1 billion, up to and including $1.5 billion
       0.550%         Over $1.5 billion, up to and including $6.5 billion
       0.525%         Over $6.5 billion, up to and including $11.5 billion
       0.500%         Over $11.5 billion, up to and including $16.5 billion
       0.490%         Over $16.5 billion, up to and including $19 billion
       0.480%         Over $19 billion, up to and including $21.5 billion
       0.470%         In excess of $21.5 billion

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
       0.750%         Up to and including $500 million
       0.625%         Over $500 million, up to and including $1 billion
       0.500%         In excess of $1 billion

B. ADMINISTRATIVE FEES

FT Services provides administrative services to the Funds. The Franklin All Cap Value Fund, the Franklin Large Cap Value Fund and the Franklin MidCap Value Fund each pay an administrative fee to FT Services of 0.20% per year of their respective average daily net assets. Under an agreement with Advisory Services, the administrative fee for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund is paid by Advisory Services based on each fund's average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. This change was effective February 1, 2009. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent


                             118 | Semiannual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

periods. Prior to February 1, 2009, under the Franklin All Cap Value Fund, the Franklin Large Cap Value Fund and the Franklin MidCap Value Fund Class A compensation distribution plan, the funds paid Distributors for costs incurred in connection with the servicing, sale and distribution of the funds' shares up to a certain percentage per year of its average daily net assets.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                       FRANKLIN       FRANKLIN        FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
                        ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP     SMALL CAP
                      VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
                      ----------   ---------------   ----------   ----------   ----------   ----------
Reimbursement Plans:
   Class A .........     0.35%           0.25%          0.35%        0.25%        0.35%        0.35%
Compensation Plans:
   Class B .........       --            1.00%          1.00%          --           --         1.00%
   Class C .........     1.00%           1.00%          1.00%          --         1.00%        1.00%
   Class R .........     0.50%           0.50%          0.50%          --         0.50%        0.50%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares for the Franklin All Cap Value Fund, the Franklin Large Cap Value Fund, the Franklin MidCap Value Fund, and the Franklin Small Cap Value Fund until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                     FRANKLIN       FRANKLIN        FRANKLIN
                                                      ALL CAP     BALANCE SHEET     LARGE CAP
                                                    VALUE FUND   INVESTMENT FUND   VALUE FUND
                                                    ----------   ---------------   ----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................     $3,897         $136,737        $19,214
Contingent deferred sales charges retained ......     $5,842         $ 14,798        $ 4,080

                                                     FRANKLIN        FRANKLIN       FRANKLIN
                                                     MICROCAP         MIDCAP       SMALL CAP
                                                    VALUE FUND      VALUE FUND     VALUE FUND
                                                    ----------   ---------------   ----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................     $4,386         $9,408          $88,556
Contingent deferred sales charges retained ......     $   --         $  381          $21,516


                             Semiannual Report | 119

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended April 30, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                          FRANKLIN        FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
                           ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
                         VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
                         ----------   ---------------   ----------   ----------   ----------   ----------
Transfer agent fees ..     $10,264       $1,522,035      $128,344     $133,815      $53,807     $975,694

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisory Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through February 28, 2010 for the Franklin All Cap Value Fund and the Franklin MidCap Value Fund. Total expenses waived or paid are not subject to reimbursement by the funds subsequent to the funds' fiscal year end. After February 28, 2010, FT Services and Advisory Services may discontinue this waiver at any time upon notice to the Funds' Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2009, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2008, the capital loss carryforwards were as follows:

                              FRANKLIN        FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
                               ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
                             VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
                             ----------   ---------------   ----------   ----------   ----------   ----------
Capital loss carryforwards
   expiring in:
2015 .....................   $   71,121         $--         $       --       $--      $       --    $     --
2016 .....................    1,060,297          --          7,064,026        --       2,576,724     141,781
                             ----------         ---         ----------       ---      ----------    --------
                             $1,131,418         $--         $7,064,026       $--      $2,576,724    $141,781
                             ==========         ===         ==========       ===      ==========    ========


                             120 | Semiannual Report

Franklin Value Investors Trust

5. INCOME TAXES (CONTINUED)

At April 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                  FRANKLIN        FRANKLIN        FRANKLIN
                                                  ALL CAP      BALANCE SHEET      LARGE CAP
                                                 VALUE FUND   INVESTMENT FUND    VALUE FUND
                                                -----------   --------------    ------------
Cost of investments .........................   $13,840,991   $2,172,124,936    $142,797,479
                                                ===========   ==============    ============
Unrealized appreciation .....................   $   418,069   $  452,608,070    $ 11,481,459
Unrealized depreciation .....................    (3,022,471)    (491,659,374)    (44,422,311)
                                                -----------   --------------    ------------
Net unrealized appreciation (depreciation) ..   $(2,604,402)  $  (39,051,304)   $(32,940,852)
                                                ===========   ==============    ============

                                                  FRANKLIN       FRANKLIN        FRANKLIN
                                                  MICROCAP        MIDCAP         SMALL CAP
                                                 VALUE FUND     VALUE FUND      VALUE FUND
                                                ------------   ------------   --------------
Cost of investments .........................   $271,624,246   $ 64,604,027   $1,134,571,836
                                                ============   ============   ==============
Unrealized appreciation .....................   $ 68,540,143   $  1,537,657   $  104,222,618
Unrealized depreciation .....................    (87,682,053)   (21,523,158)    (297,783,024)
                                                ------------   ------------   --------------
Net unrealized appreciation (depreciation) ..   $(19,141,910)  $(19,985,501)  $ (193,560,406)
                                                ============   ============   ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, pass-through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended April 30, 2009, were as follows:

                FRANKLIN       FRANKLIN         FRANKLIN      FRANKLIN     FRANKLIN      FRANKLIN
                 ALL CAP     BALANCE SHEET     LARGE CAP      MICROCAP      MIDCAP       SMALL CAP
               VALUE FUND   INVESTMENT FUND    VALUE FUND    VALUE FUND   VALUE FUND    VALUE FUND
               ----------   ---------------   -----------   -----------   ----------   ------------
Purchases ..   $4,477,074     $88,598,586     $10,709,290   $20,733,620   $1,589,095   $100,775,946
Sales ......   $2,661,301     $41,523,448     $12,403,955   $ 2,993,253   $5,372,622   $  7,706,566


                             Semiannual Report | 121

Franklin Value Investors Trust

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2009, the Franklin MicroCap Value Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

                                                        ACQUISITION
 SHARES   ISSUER                                            DATE         COST         VALUE
 ------   ------                                        -----------  -----------   ----------
FRANKLIN MICROCAP VALUE FUND
 94,800   Allen Organ Co., Contingent Distribution ...     9/07/06    $  973,637   $1,016,256
495,000   Black River BancVenture Inc. ...............     8/13/07     4,950,000    3,571,871
 94,800   LandCo Real Estate LLC, Liquidating Trust ..     9/07/06       240,792      259,667
 44,600   Smith Investment Co. LLC ...................     1/20/09       293,022      293,022
                                                                                   ----------
             TOTAL RESTRICTED SECURITIES (2.04 % of
                Net Assets) ..........................                             $5,140,816
                                                                                   ==========

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund for the period ended April 30, 2009, were as shown below.

                                           NUMBER OF                              NUMBER OF                               REALIZED
                                          SHARES HELD                            SHARES HELD      VALUE                    CAPITAL
                                         AT BEGINNING     GROSS        GROSS        AT END        AT END     INVESTMENT     GAIN
NAME OF ISSUER                             OF PERIOD    ADDITIONS   REDUCTIONS    OF PERIOD     OF PERIOD      INCOME      (LOSS)
--------------                           ------------   ---------   ----------   -----------   -----------   ----------   --------
FRANKLIN BALANCE SHEET INVESTMENT FUND
NON-CONTROLLED AFFILIATES
Furmanite Corp. ......................     2,384,200        --          --        2,384,200    $ 9,441,432       $--         $--
KGen Power Corp., 144A ...............     4,400,000        --          --        4,400,000     28,600,000        --          --


                             122 | Semiannual Report

Franklin Value Investors Trust

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

                                              NUMBER OF                           NUMBER OF
                                             SHARES HELD                         SHARES HELD     VALUE                  REALIZED
                                            AT BEGINNING    GROSS       GROSS       AT END       AT END    INVESTMENT    CAPITAL
NAME OF ISSUER                                OF PERIOD   ADDITIONS  REDUCTIONS   OF PERIOD    OF PERIOD     INCOME    GAIN (LOSS)
--------------                              ------------  ---------  ----------  -----------  -----------  ----------  -----------
FRANKLIN BALANCE SHEET INVESTMENT FUND
   (CONTINUED)
NON-CONTROLLED AFFILIATES (CONTINUED)
RTI International Metals Inc. ............      900,000    445,000          --    1,345,000   $17,498,450   $     --   $        --
Syms Corp. ...............................    1,430,000         --          --    1,430,000     8,093,800         --            --
Tecumseh Products Co., A .................    1,000,000         --          --    1,000,000    10,210,000         --            --
Tecumseh Products Co., B .................      310,000         --          --      310,000     3,354,200         --            --
Zale Corp. ...............................    2,232,700    235,300          --    2,468,000     9,180,960         --            --
                                                                                              -----------   --------   -----------
   TOTAL AFFILIATED SECURITIES (4.08%
      of Net Assets) .....................                                                    $86,378,842   $     --   $        --
                                                                                              ===========   ========   ===========
FRANKLIN MICROCAP VALUE FUND
NON-CONTROLLED AFFILIATES
ACMAT Corp., A ...........................      392,800         --          --      392,800   $ 7,070,400   $     --   $        --
American Pacific Corp. ...................      676,300     73,700          --      750,000     5,317,500         --            --
Black River BancVenture Inc. .............      495,000         --          --      495,000     3,571,871         --            --
Cobra Electronics Corp. ..................      540,000         --          --      540,000       993,600         --            --
Continental Materials Corp. ..............      109,567     10,433          --      120,000     1,738,800         --            --
Delta Apparel Inc. .......................      756,600     43,400          --      800,000     4,792,000         --            --
Duckwall-ALCO Stores Inc. ................      238,000         --          --      238,000     2,689,400         --            --
Espey Manufacturing & Electronics Corp. ..      153,299         --          --      153,299     2,339,343    298,933            --
GTSI Corp. ...............................      530,000     70,000          --      600,000     2,700,000         --            --
Hardinge Inc. ............................      895,137    304,863          --    1,200,000     5,760,000     21,900            --
International Shipholding Corp. ..........      400,000         --      17,049      382,951     8,041,971    391,475       291,365
Nashua Corp. .............................      357,930         --      43,700      314,230       487,057         --      (216,126)
Omega Protein Corp. ......................      870,000    455,000          --    1,325,000     4,226,750         --            --
Origen Financial Inc. ....................    2,365,000    175,000          --    2,540,000     1,778,000         --            --
Rockford Corp. ...........................      575,000         --      15,600      559,400       223,760         --       (87,001)
S&K Famous Brands Inc. ...................      255,500         --     255,500           --            --         --    (2,270,674)
Tandy Brands Accessories Inc. ............      540,000         --          --      540,000     1,150,200         --            --
                                                                                              -----------   --------   -----------
   TOTAL AFFILIATED SECURITIES (20.96% of
      Net Assets) ........................                                                    $52,880,652   $712,308   $(2,282,436)
                                                                                              ===========   ========   ===========
FRANKLIN SMALL CAP VALUE FUND
NON-CONTROLLED AFFILIATES
Hooker Furniture Corp. ...................      582,900         --          --      582,900   $ 6,831,588   $116,580   $        --
                                                                                              -----------   --------   -----------
   TOTAL AFFILIATED SECURITIES (0.73% of
      Net Assets) ........................                                                    $ 6,831,588   $116,580   $        --
                                                                                              ===========   ========   ===========

10. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.


                             Semiannual Report | 123

Franklin Value Investors Trust

10. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of $2,519 of their pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statements of Operations. During the period ended April 30, 2009, the Funds did not utilize the Global Credit Facility.

11. REDEMPTION IN-KIND

During the year ended October 31, 2008, the Franklin Balance Sheet Investment Fund realized $108,873,568 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

12. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on November 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                            124 | Semiannual Report

Franklin Value Investors Trust

12. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of April 30, 2009, in valuing the Funds' assets and liabilities carried at fair value:

                                             LEVEL 1        LEVEL 2       LEVEL 3         TOTAL
                                         --------------   -----------   ----------   --------------
FRANKLIN ALL CAP VALUE FUND
   ASSETS:
      Investments in Securities.......   $   11,236,589   $        --   $       --   $   11,236,589
FRANKLIN BALANCE SHEET INVESTMENT FUND
   ASSETS:
      Investments in Securities.......   $2,095,873,946   $37,199,686   $       --   $2,133,073,632
FRANKLIN LARGE CAP VALUE FUND
   ASSETS:
      Investments in Securities.......   $  109,593,814   $   262,813   $       --   $  109,856,627
FRANKLIN MICROCAP VALUE FUND
   ASSETS:
      Investments in Securities.......   $  237,318,024   $ 9,827,702   $5,336,610   $  252,482,336
FRANKLIN MIDCAP VALUE FUND
   ASSETS:
      Investments in Securities.......   $   44,618,526   $        --   $       --   $   44,618,526
FRANKLIN SMALL CAP VALUE FUND
   ASSETS:
      Investments in Securities.......   $  936,275,879   $ 4,735,551   $       --   $  941,011,430

At April 30, 2009 the reconciliati on of assets in which significant unobservable inputs (Level 3) were used in determining the Franklin MicroCap Value Fund's fair value, is as follows:

                                                            FRANKLIN
                                                         MICROCAP VALUE
                                                              FUND
                                                           INVESTMENTS
                                                          IN SECURITIES
                                                         --------------
Beginning Balance - November 1, 2008..................    $5,219,993
                                                          ----------
   Net realized gain (loss)...........................            --
   Net change in unrealized appreciation
     (depreciation)...................................      (372,199)
   Net purchases (sales)..............................            --
   Transfers in and/or out of Level 3.................       488,816
                                                          ----------
Ending Balance........................................    $5,336,610
                                                          ==========
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of
   period.............................................    $ (372,199)
                                                          ==========


                            Semiannual Report | 125

Franklin Value Investors Trust

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Funds believe applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Funds are currently evaluating the impact, if any, of applying FSP FAS 157-4.

In May 2009, FASB issued Statement No. 165, "Subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt


                            126 | Semiannual Report

Franklin Value Investors Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund as shown in such Lipper report. Such material also discussed some of the actions taken by management in responding to the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset


                            Semiannual Report | 127

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report on the efficiency of its trading operations by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. In this respect, the Board after making inquiries of management, received assurances that bonus composition was not unduly influenced by one-year or short-term performance but was based primarily on longer periods consistent with the interests of long-term shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments like many other fund managers had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Funds.


                            128 | Semiannual Report

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for 2008 and for the previous 10 years ended December 31, 2008, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each of the Funds.

FRANKLIN ALL CAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap value funds. Consistent with the market sell-off that occurred in 2008, the Fund, and all other funds within such performance universe, experienced losses during the past year. The Lipper report comparison showed the Fund's total return during 2008, which was its first full year of operation, to be in the highest quintile of its performance universe. While noting such favorable comparative performance, the Board did not find it particularly meaningful in view of the Fund's short period of operation.

FRANKLIN BALANCE SHEET INVESTMENT FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund, and all other funds within such performance universe, experienced losses during the past year. The Lipper report comparison showed the Fund's total return during 2008 to be in the second or next to highest quintile of such performance universe and on an annualized basis to also be in the second-highest quintile of such performance universe for each of the previous five- and 10-year periods, and in the middle quintile of such universe for the previous three-year period. The Board noted such favorable comparative performance.

FRANKLIN LARGE CAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund, and most funds within such universe, experienced losses during the past year. The Lipper report comparison showed the Fund's total return during 2008 was at the median of such performance universe. The Fund's operations encompass less than 10 full years and such report showed that the Fund's annualized total return during the previous three- and five-year periods to be in the second-lowest quintile of its performance universe. Neither the Board nor management was satisfied with such performance and noted steps had been taken during the past year to improve such performance, including a change in lead portfolio manager.


                             Semiannual Report | 129

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN MICROCAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund, and all other funds within such performance universe, experienced losses during the past year. The Lipper report comparison showed the Fund's total return during 2008 was in the second-highest quintile of such performance universe, and on an annualized basis, was in either the highest or second-highest quintile of such performance universe during each of the previous three-, five- and 10-year periods. The Board noted such favorable comparative performance.

FRANKLIN MIDCAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund, and all other funds within such performance universe, experienced losses during the past year. The Fund has only been in existence for three full years, and the Lipper report showed its total return for 2008 and during each of the previous two years on an annualized basis to be in the middle quintile of such universe. The Board did not find such performance to be particularly meaningful in view of the Fund's limited period of operations and the small size of the Fund.

FRANKLIN SMALL CAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund, and all other funds within such performance universe, experienced losses during the past year. The Lipper report comparison showed that the Fund's total return for 2008 placed it in the middle quintile of such performance universe and that its total return on an annualized basis was also in the middle quintile of such universe for the previous three- and 10-year periods and in the second-highest quintile of such performance universe for the previous five-year period. The Board noted such comparative performance as acceptable.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each Fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee comparison includes within such fee any separate administrative fees,


                            130 | Semiannual Report

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and the Lipper actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. Such expense comparisons in the case of each of Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund, and Franklin Small Cap Value Fund showed the contractual investment management fee rate in each case to be in the lowest or least expensive quintiles of their respective Lipper expense groups, and the actual total expense ratio in each case to be in either the lowest or second-lowest quintiles of their respective Lipper expense groups. The Board was satisfied with the expenses of these Funds. The Lipper report for Franklin Large Cap Value Fund showed its contractual investment management fee rate to be in the second least expensive quintile of its expense group, and its actual total expense ratio to be 15 and a half basis points above the median of such expense group. The Board found the expenses of such Fund to be acceptable. The Lipper report for Franklin MidCap Value Fund showed its contractual fee rate to be in the second most expensive quintile of its Lipper expense group, with its actual total expense ratio being in the middle quintile of such expense group. The Lipper report for Franklin All Cap Value Fund showed its contractual fee rate and actual total expense ratio in each case to be in the second least expensive quintile of its Lipper expense group. The Board found the expenses of these Funds to be satisfactory, noting their relatively small size and that expenses of both Funds were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent,


                             Semiannual Report | 131

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for each of Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund and Franklin Small Cap Value Fund contained breakpoints that continued to asset levels that exceed the present size of these Funds. In view of such structure and the favorable fee and expense comparisons of these Funds within their respective Lipper expense groups, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates that there was a sharing of benefits with each of these Funds and their shareholders. The fee structure of both Franklin MidCap Value Fund and Franklin All Cap Value Fund contain breakpoints, and the Board felt that in view of their small size no economies of scale were realized in their operations, noting that the expenses of both Funds were subsidized by management. The fee structure under the investment management agreement for Franklin MicroCap Value Fund provides a flat fee of 0.75% at all asset levels. In discussing the absence of breakpoints with the independent Trustees, management pointed out that this Fund invests only in domestic and foreign securities with a market capitalization of less than $400 million that are believed to be undervalued. Management stated its belief that such limited investment options curtail the potential size of the Fund, thus preventing the type of economies of scale that might benefit other funds from increases in size and also pointed out that the Fund whose asset size was approximately $275 million at year-end has been closed to new investors, with limited exceptions, since January 14, 2004. Management also expressed its view that this fee was low for this type of a fund and pointed out


                            132 | Semiannual Report

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the favorable comparison of fees and expenses within its Lipper expense group. The independent Trustees acknowledged that management's explanation provided a reasonable basis for believing the existing fee rate under the investment management agreement was fair and that in the current circumstances, management was not benefiting from any meaningful economies of scale in its management of this Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 133

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)    One Franklin Parkway
                                            San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"
SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER
Franklin Advisory Services, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT S2009 06/09




      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /s/LAURA F. FERGERSON
   ------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
   ------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2009


By /s/MATTHEW T. HINKLE
   ----------------------
      Matthew T. Hinkle
      Chief Financial Officer and Chief Accounting Officer
Date  June 25, 2009